                                                                    EXHIBIT 10.4

                             SUN MEDIA CORPORATION

                                  as Borrower

                                    - and -

                      THE FINANCIAL INSTITUTIONS IDENTIFIED
                          ON THE SIGNATURE PAGES HERETO

                                   as Lenders

                                     - and -

                          BANC OF AMERICA SECURITIES LLC

                   as Joint Lead Arranger and Joint Bookrunner

                               BANK OF AMERICA, N.A.

                    as Administrative Agent and Issuing Lender

                                     - and -

                            CREDIT SUISSE FIRST BOSTON

        as Joint Lead Arranger, Joint Bookrunner and Syndication Agent

--------------------------------------------------------------------------------

                              FACILITY A - C$75,000,000
                          TERM FACILITY B - US$230,000,000

                                  CREDIT AGREEMENT
                                  February 7, 2003

--------------------------------------------------------------------------------

                                  HEENAN BLAIKIE LLP

                  MONTREAL                                    TORONTO

      1250 Rene-Levesque Blvd. West               Royal Bank Plaza, South Tower
      Suite 2500                                  Suite 2600
      Montreal (Quebec) H3B 4Y1                   Toronto, Ontario, M5J 2J4
      Telephone: (514) 846-1212                   (416) 360-6336
      Fax:       (514) 846-3427                   (416) 360-8425

                               TABLE OF CONTENTS



ARTICLE 1.          INTERPRETATION..............................................................................01
SECTION 1.01        DEFINED TERMS...............................................................................01
SECTION 1.02        GENDER AND NUMBER...........................................................................29
SECTION 1.03        INTERPRETATION NOT AFFECTED BY HEADINGS, ETC................................................29
SECTION 1.04        CURRENCY....................................................................................29
SECTION 1.05        CERTAIN PHRASES, ETC........................................................................29
SECTION 1.06        ACCOUNTING TERMS............................................................................29
SECTION 1.07        NON-BUSINESS DAYS...........................................................................30
SECTION 1.08        RATEABLE PORTION OF ACCOMMODATIONS..........................................................30
SECTION 1.09        INCORPORATION OF SCHEDULES..................................................................30

ARTICLE 2.          CREDIT FACILITY.............................................................................30
SECTION 2.01        AVAILABILITY................................................................................30
SECTION 2.02        COMMITMENTS AND FACILITY LIMITS.............................................................30
SECTION 2.03        USE OF PROCEEDS.............................................................................31
SECTION 2.04        MANDATORY REPAYMENTS AND REDUCTIONS OF COMMITMENTS..........................................32
SECTION 2.05        MANDATORY PREPAYMENTS.......................................................................32
SECTION 2.06        OPTIONAL PREPAYMENTS AND REDUCTIONS OF COMMITMENTS..........................................33
SECTION 2.07        FEES........................................................................................34
SECTION 2.08        PAYMENTS UNDER THIS AGREEMENT...............................................................34
SECTION 2.09        APPLICATION OF PAYMENTS AND PREPAYMENTS.....................................................34
SECTION 2.10        CASH COLLATERALIZATION OF CERTAIN PAYMENTS AND PREPAYMENTS..................................35
SECTION 2.11        COMPUTATIONS OF INTEREST AND FEES...........................................................35

ARTICLE 3.          ADVANCES....................................................................................36
SECTION 3.01        THE ADVANCES................................................................................36
SECTION 3.02        PROCEDURE FOR ADVANCES......................................................................37
SECTION 3.03        LIBOR ADVANCES..............................................................................38
SECTION 3.04        MARKET FOR LIBOR ADVANCES...................................................................38
SECTION 3.05        SUSPENSION OF LIBOR ADVANCE OPTION..........................................................38
SECTION 3.06        LIMITS ON LIBOR ADVANCES....................................................................38
SECTION 3.07        CONVERSIONS OF ADVANCES.....................................................................38
SECTION 3.08        INTEREST ON PRIME RATE ADVANCES.............................................................38
SECTION 3.09        INTEREST ON US PRIME RATE ADVANCES..........................................................39
SECTION 3.10        INTEREST ON LIBOR ADVANCES..................................................................39

ARTICLE 4.          BANKERS' ACCEPTANCES........................................................................40
SECTION 4.01        ACCEPTANCES AND DRAFTS......................................................................40
SECTION 4.02        FORM OF DRAFTS..............................................................................41
SECTION 4.03        PROCEDURE FOR DRAWING.......................................................................41
SECTION 4.04        SIGNATURES OF DRAFT FORMS...................................................................41
SECTION 4.05        PAYMENT, CONVERSION OR RENEWAL OF BA INSTRUMENTS............................................42
SECTION 4.06        CIRCUMSTANCES MAKING BANKERS' ACCEPTANCES UNAVAILABLE.......................................42
SECTION 4.07        DEPOSITORY BILLS AND NOTES ACT..............................................................42

ARTICLE 5.          LETTERS OF CREDIT...........................................................................43
SECTION 5.01        LETTERS OF CREDIT...........................................................................43
SECTION 5.02        REIMBURSEMENTS OF AMOUNTS DRAWN.............................................................44
SECTION 5.03        RISK OF LETTERS OF CREDIT...................................................................44
SECTION 5.04        REPAYMENTS..................................................................................46
SECTION 5.05        APPLICABILITY OF ISP98 AND UCP..............................................................47
SECTION 5.06        CONFLICT WITH LETTER OF CREDIT APPLICATION..................................................47

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                                       3


ARTICLE 6.          CONDITIONS OF LENDING.......................................................................47
SECTION 6.01        CONDITIONS PRECEDENT TO THE INITIAL ACCOMMODATION...........................................47
SECTION 6.02        CONDITIONS PRECEDENT TO ALL ACCOMMODATIONS AND CONVERSIONS..................................50
SECTION 6.03        NO WAIVER...................................................................................50

ARTICLE 7.          REPRESENTATIONS AND WARRANTIES..............................................................51
SECTION 7.01        REPRESENTATIONS AND WARRANTIES..............................................................51
                    (A)    INCORPORATION AND QUALIFICATION......................................................51
                    (B)    CORPORATE POWER......................................................................51
                    (C)    CONFLICT WITH OTHER INSTRUMENTS......................................................51
                    (D)    AUTHORIZATION, GOVERNMENTAL APPROVALS, ETC...........................................51
                    (E)    EXECUTION AND BINDING OBLIGATION.....................................................52
                    (F)    CONDUCT OF BUSINESS..................................................................52
                    (G)    LOCATION OF BUSINESS.................................................................52
                    (H)    AUTHORIZATIONS, ETC..................................................................52
                    (I)    TRADEMARKS, PATENTS, ETC.............................................................53
                    (J)    OWNERSHIP OF PROPERTY................................................................53
                    (K)    LEASED PROPERTIES....................................................................53
                    (L)    EXPROPRIATION........................................................................53
                    (M)    ENCROACHMENTS........................................................................53
                    (N)    COMPLIANCE WITH LAWS.................................................................53
                    (O)    SUBSIDIARIES, ETC....................................................................54
                    (P)    NO BURDENSOME AGREEMENTS.............................................................54
                    (Q)    NO LITIGATION........................................................................54
                    (R)    PENSION PLANS AND EMPLOYMENT LIABILITIES.............................................54
                    (S)    MATERIAL AGREEMENTS..................................................................54
                    (T)    FINANCIAL STATEMENTS.................................................................54
                    (U)    BOOKS AND RECORDS....................................................................55
                    (V)    INSURANCE............................................................................55
                    (W)    SOLVENCY.............................................................................55
                    (X)    TAX LIABILITY........................................................................55
                    (Y)    CORPORATE STRUCTURE..................................................................55
                    (Z)    CONTINGENT OBLIGATIONS AND INDEBTEDNESS..............................................56
                    (AA)   DISCLOSURE...........................................................................56

SECTION 7.02        SURVIVAL OF REPRESENTATIONS AND WARRANTIES..................................................56

ARTICLE 8.          COVENANTS OF THE BORROWER...................................................................56
SECTION 8.01        AFFIRMATIVE COVENANTS.......................................................................56
                    (A)    FINANCIAL REPORTING REQUIREMENTS.....................................................56
                    (B)    ENVIRONMENTAL REPORTING..............................................................57
                    (C)    ADDITIONAL REPORTING REQUIREMENTS....................................................58
                    (D)    CORPORATE EXISTENCE..................................................................58
                    (E)    COMPLIANCE WITH LAWS, ETC............................................................58
                    (F)    MAINTENANCE OF PROPERTIES, ETC.......................................................58
                    (G)    STATUS OF ACCOUNTS AND COLLATERAL....................................................59
                    (H)    CONDUCT OF BUSINESS AND HEDGING REQUIREMENTS.........................................59
                    (I)    ENVIRONMENTAL AUDITS.................................................................59
                    (J)    AUDITORS.............................................................................59
                    (K)    PAYMENT OF TAXES AND CLAIMS..........................................................59
                    (L)    KEEPING OF BOOKS.....................................................................59

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                                       4


                    (M)    VISITATION AND INSPECTION............................................................59
                    (N)    MAINTENANCE OF INSURANCE.............................................................60
                    (O)    CURE DEFECTS, PRESERVATION OF SECURITY...............................................60
                    (P)    FURTHER ASSURANCES...................................................................60

SECTION 8.02        NEGATIVE COVENANTS..........................................................................60
                    (A)    DEBT.................................................................................61
                    (B)    ENCUMBRANCES.........................................................................61
                    (C)    MERGERS, ETC.........................................................................61
                    (D)    DISPOSAL OF ASSETS GENERALLY.........................................................61
                    (E)    TRANSACTIONS WITH AFFILIATES.........................................................62
                    (F)    CHANGE IN BUSINESS...................................................................62
                    (G)    SHARE CAPITAL........................................................................62
                    (H)    DISTRIBUTIONS........................................................................62
                    (I)    LOANS, INVESTMENTS AND ACQUISITIONS..................................................63
                    (J)    RENTAL OBLIGATIONS...................................................................63
                    (K)    SUBSIDIARIES.........................................................................63
                    (L)    MAINTENANCE AND OWNERSHIP OF SUBSIDIARIES............................................63
                    (M)    CAPITAL EXPENDITURES.................................................................63
                    (N)    BUSINESS OUTSIDE CERTAIN JURISDICTIONS...............................................64
                    (O)    FINANCIAL YEAR.......................................................................64
                    (P)    AMENDMENTS...........................................................................64

SECTION 8.03        FINANCIAL COVENANTS.........................................................................64
                    (A)    LEVERAGE RATIO.......................................................................64
                    (B)    INTEREST COVERAGE RATIO..............................................................64
                    (C)    FIXED CHARGE COVERAGE RATIO..........................................................65

ARTICLE 9.          EVENTS OF DEFAULT...........................................................................65
SECTION 9.01        EVENTS OF DEFAULT...........................................................................65
SECTION 9.02        REMEDIES UPON DEMAND AND DEFAULT............................................................68
SECTION 9.03        BANKRUPTCY AND INSOLVENCY...................................................................68
SECTION 9.04        RELATIONS WITH THE BORROWER.................................................................68
SECTION 9.05        APPLICATION OF PROCEEDS.....................................................................69

ARTICLE 10.         THE ADMINISTRATIVE AGENT AND THE LENDERS....................................................69
SECTION 10.01       AUTHORIZATION AND ACTION....................................................................69
SECTION 10.02       NO LIABILITY................................................................................70
SECTION 10.03       ACCOMMODATIONS BY ADMINISTRATIVE AGENT......................................................71
SECTION 10.04       HOLDING OF SECURITY, SHARING OF PAYMENTS, ETC...............................................71
SECTION 10.05       LENDER CREDIT DECISIONS.....................................................................73
SECTION 10.06       DELEGATION..................................................................................73
SECTION 10.07       INDEMNIFICATION.............................................................................73
SECTION 10.08       LIABILITY OF THE LENDERS INTER SE...........................................................73
SECTION 10.09       SUCCESSOR ADMINISTRATIVE AGENT..............................................................73
SECTION 10.10       ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM...............................................74
SECTION 10.11       REPLACEMENT OF SCHEDULE II REFERENCE LENDERS................................................75
SECTION 10.12       IRREVOCABLE POWER OF ATTORNEY (FONDE DE POUVOIR)............................................75

ARTICLE 11.         CURRENCY AND EXCHANGE.......................................................................75
SECTION 11.1        RULES AND CONVERSION........................................................................75
SECTION 11.2        DETERMINATION OF AN EQUIVALENT CURRENCY.....................................................76

ARTICLE 12.         MISCELLANEOUS...............................................................................76

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                                       5


SECTION 12.01       AMENDMENT...................................................................................76
SECTION 12.02       WAIVER......................................................................................77
SECTION 12.03       EVIDENCE OF DEBT AND ACCOMMODATION NOTICES..................................................77
SECTION 12.04       NOTICES, ETC................................................................................77
SECTION 12.05       CONFIDENTIALITY.............................................................................78
SECTION 12.06       COSTS, EXPENSES AND INDEMNITY...............................................................78
SECTION 12.07       TAXES.......................................................................................80
SECTION 12.08       SUCCESSORS AND ASSIGNS......................................................................81
SECTION 12.09       FACILITY A LENDER BECOMING NON-RESIDENT.....................................................83
SECTION 12.10       RIGHT OF SET-OFF............................................................................83
SECTION 12.11       ACCOMMODATIONS BY LENDERS...................................................................84
SECTION 12.12       RATEABLE PAYMENTS...........................................................................84
SECTION 12.13       INTEREST ON ACCOUNTS........................................................................84
SECTION 12.14       GOVERNING LAW...............................................................................84
SECTION 12.15       CONSENT TO JURISDICTION.....................................................................85
SECTION 12.16       COUNTERPARTS................................................................................85
SECTION 12.17       SEVERABILITY................................................................................85
SECTION 12.18       ASSIGNMENT TO FEDERAL RESERVE BANK..........................................................85
SECTION 12.19       GOOD FAITH AND FAIR CONSIDERATION...........................................................86


SCHEDULES

SCHEDULES

SCHEDULE 1        -        FORM OF ACCOMMODATION NOTICE
SCHEDULE 2        -        FORM OF REPAYMENT NOTICE
SCHEDULE 3        -        OFFER TO TERM LENDERS
SCHEDULE 4        -        APPLICABLE MARGINS
SCHEDULE 5        -        SECURITY AND SECURITY DOCUMENTS
SCHEDULE 6        -        ASSIGNMENT AGREEMENT
SCHEDULE 7        -        GUARANTORS
SCHEDULE 8        -        SUBORDINATION AGREEMENT
SCHEDULE 9        -        FORM OF NOTE

DISCLOSURE SCHEDULES

SCHEDULE 6.01(J) REAL PROPERTY OF LOAN PARTIES TO BE MORTGAGED
SCHEDULE 7.01(A) JURISDICTION OF INCORPORATION OF BORROWER, ITS SUBSIDIARIES
SCHEDULE 7.01(G) LOCATION OF BUSINESS AND OF MINUTE BOOKS OF LOAN PARTIES
SCHEDULE 7.01(I) INTELLECTUAL PROPERTY
SCHEDULE 7.01(J) OWNED PROPERTIES
SCHEDULE 7.01(K) LEASED PROPERTIES
SCHEDULE 7.01(O) MINORITY INTERESTS
SCHEDULE 7.01(R) PENSION PLANS
SCHEDULE 7.01(S) MATERIAL AGREEMENTS
SCHEDULE 7.01(Y) CORPORATE STRUCTURE

CREDIT AGREEMENT entered into in the City of Montreal, Province of Quebec, as of February 7, 2003

AMONG:                                SUN MEDIA CORPORATION, a corporation continued and existing under the laws of
                                      British Columbia, Canada, having its chief executive office at 333 King Street
                                      East, in the City of Toronto, Province of Ontario (hereinafter called the
                                      "BORROWER")

                                      PARTY OF THE FIRST PART

AND:                                  THE FINANCIAL  INSTITUTIONS  NAMED ON THE  SIGNATURE  PAGES HEREOF OR FROM TIME
                                      TO TIME PARTIES HERETO (the "LENDERS")

                                      PARTIES OF THE SECOND PART

AND:                                  BANK OF AMERICA, N. A., AS ADMINISTRATIVE AGENT FOR THE LENDERS, a duly constituted bank, having a place of business at 555 South Flower, 17th floor, in the City of Los Angeles, California, 90071, and at 200 Front Street West,
                                      Suite 2700, Toronto, Ontario, M5V 3L2 (hereinafter called the "ADMINISTRATIVE
                                      AGENT")


                                 PARTY OF THE THIRD PART

         WHEREAS the Borrower wishes to borrow certain amounts from the Lenders and the Lenders have agreed to lend such amounts to the Borrower, subject to and in accordance with the provisions hereof;

                  NOW THEREFORE the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby covenant and agree as follows.

                                      ARTICLE 1
                                  INTERPRETATION

                  SECTION 1.01.  DEFINED TERMS.  As used in this
Agreement, the following terms have the following meanings:

                  "ACCOMMODATION" means (i) an Advance made by a Lender; (ii) the creation and purchase of Bankers' Acceptances or the purchase of completed Drafts by a Lender or by any other Person on the occasion of any Drawing; and (iii) the creation, issue, extension of expiry date, renewal or increase of Letters of Credit by an Issuing Lender (each of which is a "TYPE" of Accommodation).

                  "ACCOMMODATION NOTICE" means a Borrowing Notice or a Drawing Notice, as the case may be.

                  "ACCOMMODATIONS OUTSTANDING" means, at any time, the principal amount owed to the Lenders under the Credit Facilities, and, more specifically, (i) under Facility A, in relation to (a) the Borrower and all Facility A Lenders, the amount of all Accommodations outstanding thereunder at such time made to the Borrower by the Facility A Lenders, and (b) the Borrower and each Facility A Lender, the amount of all Accommodations outstanding at such time made by such Facility A Lender under its Facility A Commitment; (ii) in respect of Swingline Advances, in relation to the Borrower and the Swingline Lender, the Accommodations outstanding at such time made to the Borrower by the Swingline Lender; (iii) in respect of Letters of Credit, in relation to the Borrower and the Issuing Lender, the Face Amount of all Letters of Credit outstanding at such time issued by the Issuing Lender to the Borrower; and (iv) under Term Facility B, in relation to (a) the Borrower and all Term Lenders, the amount of all Accommodations outstanding thereunder at such time made to the Borrower by the Term Lenders, and (b) the Borrower and each Term Lender, the amount of all Accommodations outstanding at such time made by such Term Lender under its Term Credit Commitment. In determining Accommodations Outstanding, the aggregate amount thereof shall be determined on the basis of (i) in the case of all Credit Facilities, the aggregate principal amount of all Advances; and (ii) in the case of Facility A, an amount equal to the aggregate of the principal amount of all Swingline Advances, the Face Amount of all Letters of Credit for which the Facility A Lenders are contingently liable pursuant to Section 3.01(2) and Section 5.02(2), as the case may be, and the Face Amount of all outstanding BA Instruments which any applicable Lender has purchased or arranged to have purchased (and in respect of each Facility A Lender, a rateable part of such amounts).

                  "ACQUISITION" means, with respect to any Person, any transaction or series of related transactions for the direct or indirect (i) acquisition of all or substantially all of the Assets or a business or division of any other Person; (ii) acquisition of any shares, interests, participations or other equivalents (including partnership interests); or
(iii) reconstruction, reorganization, consolidation, amalgamation, winding-up, merger, transfer, sale, lease or other combination with any other Person; and "ACQUIRE" and "ACQUIRED" have meanings correlative thereto.

                  "ADDITIONAL DISTRIBUTIONS" means an amount of up to $37,500,000 in the aggregate during the entire term of the Credit Facility available to be paid to Quebecor Media Inc. or one of its subsidiaries up to the expiry of the Term of Facility A, in addition to the payment thereto of the permitted percentage of Excess Cash Flow as set out in the definition of "Permitted Distributions", provided that the remaining (unused) Facility A Commitment available under Facility A after making any such payment would be at least $25,000,000.

                  "ADMINISTRATIVE AGENT" means, Bank of America, N.A. as administrative agent for the Lenders under this Agreement, with assistance from Bank of America, N.A., Canada Branch, and any successor appointed pursuant to Section 10.09.

                  "ADVANCES" means advances of funds in Canadian Dollars made by a Facility A Lender under Facility A, and advances in US$ by way of Libor Advances and US Prime Rate Advances made by a Term Lender under Term Facility B, all in accordance with Article 3, and "ADVANCE" means any one of such advances. Advances made or to be made available by the Swingline Lender pursuant to Article 3 are sometimes referred to as "SWINGLINE ADVANCES".

                  "AFFILIATE" has the meaning specified in the CANADA BUSINESS CORPORATIONS ACT on the date of this Agreement, and, with respect to any Lender that is a fund that invests in bank loans, means any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "AGENCY BRANCH ACCOUNT" means, (a) for all of the Facility A Lenders, the account at the branch of the Administrative Agent located at 200 Front Street West, Suite 2700, in the City of Toronto, Province of Ontario, M5V 3L2, Wiring - "DIRECT through "LVTS" to: Bank of America N. A., Canada Branch, TRANSIT #: 56792- 241, Account #90083255, SWIFT CODE: BOFACATT,
Reference: Sun Media. Att'n: Loans Processing, or such other account or address in Canada of which the Agent may notify the Borrower from time to time; and (b) for all of the Term Lenders, the account at the Agent's office located at Bank of America, N. A., 1850 Gateway Blvd., 5th Floor, MC:
CA4-706-05-09, Concord, CA 94520, Phone: (925) 675-8373, Fax: (925) 969-2414,
E-mail: kristine.l.kelleher@bankofamerica.com, wiring instructions Bank of America, N. A., ABA #: 111-000-012, Acct. #: 37508-36479, Ref: Sun Media
Corp., or such other account or address in the U.S.A. of which the Administrative Agent may notify the Borrower from time to time.

                  "AGENT-RELATED PERSONS" means the Administrative Agent, together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, Banc of America Securities LLC as joint Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "AGREEMENT" means this credit agreement and all schedules and instruments in amendment or confirmation of it; and the expressions "ARTICLE" and "SECTION" followed by a number mean and refer to the specified Article or Section of this Agreement.

                  "ANNUAL BUSINESS PLAN" means, for any Financial Year, (i) detailed pro-forma balance sheets, income statements and statements of changes in the Borrower's and its subsidiaries' financial position, prepared in accordance with GAAP (to the extent applicable), in respect of such Financial Year and each Financial Quarter therein for the Borrower and its subsidiaries' consolidated operations and supported by appropriate explanations, notes and information; (ii) detailed pro-forma balance sheets, income statements and statements of changes in the Borrower's and its subsidiaries' financial position in respect of, and as at the last day of, each of the next two following Financial Years, prepared in accordance with GAAP (to the extent applicable) for the

Borrower's and its subsidiaries' consolidated operations and supported by appropriate explanations, notes and information and commentary; (iii) details of any Capital Expenditures, including the nature and type of same, to be made in such Financial Year; and (iv) a narrative of the Business for the Financial Year then ended, all as approved by the Borrower's board of directors.

                  "APPLICABLE COMMITMENT FEE" means, in respect of Facility A, the Commitment Fees set out and defined in Schedule 4 corresponding to the applicable Leverage Ratio. The Applicable Commitment Fee shall be adjusted on the date the Administrative Agent receives the relevant Compliance Certificate calculating the Leverage Ratio. If at any time any Compliance Certificate is not delivered on the applicable due date, without prejudice to the rights of the Lenders in respect of such Default, the Borrower shall pay Commitment Fees set out in Tier I of the relevant table in Schedule 4 from the date such Compliance Certificate was due until it is delivered.

                  "APPLICABLE MARGINS" means, at any time, subject to the next following sentence, the margins set forth and defined in Schedule 4 corresponding, with respect to Facility A, to the Leverage Ratio at such time. In respect of (i) Canadian Prime Rate Advances, the Applicable Margin shall be the margin referred to in the column "C$ PRIME RATE ADVANCES"; (ii) Drawings and Letters of Credit, the Applicable Margin shall be the margin referred to in the column "BA DRAWING FEE AND LETTER OF CREDIT FEE", subject, with respect to Letters of Credit, to the fee payable to the Issuing Lender as contemplated by Section 5.01, (iii) Libor Advances, the Applicable Margin shall be the margin referred to in the column "LIBOR", and (iv) US Prime Rate Advances, the Applicable Margin shall be the margin referred to in the column "US$ PRIME RATE ADVANCES". On the Closing Date, each Applicable Margin in respect of Facility A shall be deemed to be that set out in Tier II of the relevant table in Schedule 4, and thereafter, shall be adjusted on the date the Administrative Agent receives the relevant Compliance Certificate calculating the Leverage Ratio. If at any time any Compliance Certificate is not delivered on the applicable due date, without prejudice to the rights of the Lenders in respect of such Default, the Applicable Margin shall be that set out in Tier I of the relevant table in Schedule 4 from the date such Compliance Certificate was due until the date on which it is delivered.

If at the time of a change in the BA Drawing Fee, there exist any outstanding Drawings of the Borrower under Facility A, the Borrower shall pay to the Administrative Agent, for the rateable benefit of the Facility A Lenders (in the case of an increase in the BA Drawing Fee) or receive repayment or credit from the Lenders (in the case of a decrease in the BA Drawing Fee) for, an amount in respect of each such Drawing equal to the product obtained by multiplying (i) the product obtained by multiplying (w) the difference between the BA Drawing Fee in effect prior to such change and the BA Drawing Fee in effect immediately after such change, by (x) the aggregate face amount of such Drawing, by (ii) the quotient obtained by dividing (y) the number of days to maturity remaining in respect of such Drawing, by (z) 365 days. Any payment as a result of a change in the Applicable Margin shall be made, in respect of Drawings, on the next maturity date thereof in accordance with
Article 4.

                  "APPROVED FUND" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

                  "ARM'S LENGTH" has the meaning ascribed thereto for the purposes of the INCOME TAX ACT (Canada), as in effect as of the date hereof.

                  "ASSETS" means, with respect to any Person, all property, rights, assets and undertakings of such Person of every kind, tangible and intangible, and wheresoever situate, whether now owned or hereafter acquired.

                  "ASSIGNEE" has the meaning specified in Section 12.08(3).

                  "AUTHORIZATION" means, with respect to any Person, any authorization, order, permit, approval, grant, licence, consent, right, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decree, by-law, rule or regulation of any Governmental Entity having jurisdiction over such Person.

                  "BACK-TO-BACK DEBT" means any loans made or debt instruments issued as part of a Back-to-Back Transaction and in which each party to such Back-to-Back Transaction, other than a Loan Party, executes a subordination agreement in favor of the Administrative Agent in substantially the form attached hereto as Schedule 8.

                  "BACK-TO-BACK PREFERRED SHARES" means preferred shares issued:

         (a) to a Loan Party by an Affiliate of the Borrower in circumstances where, immediately prior to the issuance of such preferred shares, an Affiliate of such Loan Party has loaned on an unsecured basis to such Loan Party, or an Affiliate of such Loan Party has subscribed for preferred shares of such Loan Party in an amount equal to, the requisite subscription price for such preferred shares;
         (b) by a Loan Party to one of its Affiliates in circumstances where, immediately prior to or immediately after, as the case may be, the issuance of such preferred shares, such Loan Party has loaned an amount equal to the proceeds of such issuance to an Affiliate on an unsecured basis; or
         (c) by a Loan Party to one of its Affiliates in circumstances where, immediately after the issuance of such preferred shares, such Loan Party has used all of the proceeds of such issuance to subscribe for preferred shares issued by an Affiliate;

         in each case on terms whereby:

         (i) the aggregate redemption amount applicable to the preferred shares issued to or by such Loan Party is identical:
                  (A) in the case of (a) above, to the principal amount of the loan made or the aggregate redemption amount of the preferred shares subscribed for by such Affiliate prior to the issuance thereof;
                  (B) in the case of (b) above, to the principal amount of the loan made to such Affiliate with the proceeds of the issuance thereof; or

                  (C) in the case of (c) above, to the aggregate redemption amount of the preferred shares issued by such Affiliate with the proceeds of the issuance thereof;

         (ii) the dividend payment date applicable to the preferred shares issued to or by such Loan Party will:
                  (A) in the case of (a) above, be immediately prior to the interest payment date relevant to the loan made or the dividend payment date on the preferred shares subscribed for by such Affiliate immediately prior to the issuance thereof;
                  (B) in the case of (b) above, be immediately after the interest payment date relevant to the loan made to such Affiliate with the proceeds of the issuance thereof; or
                  (C) in the case of (c) above, be immediately after the dividend payment date on the preferred shares issued by such Affiliate with the proceeds of the issuance thereof;

         (iii) the amount of dividends provided for on any payment date in the share conditions attaching to the preferred shares issued:
                  (A) to a Loan Party in the case of (a) above, will be equal to or in excess of the amount of interest payable in respect of the loan made or the amount of dividends provided for in respect of the preferred shares subscribed for by such Affiliate prior to the issuance thereof;
                  (B) by a Loan Party in the case of (b) above, will be equal to or less than the amount of interest payable in respect of the loan made to such Affiliate with the proceeds of the issuance thereof; or
                  (C) by a Loan Party in the case of (c) above, will be equal to the amount of dividends in respect of the preferred shares issued by such Affiliate with the proceeds of the issuance thereof.

         Provided, for greater certainty, that in all cases, (I) the redemption of any preferred shares by a Loan Party, (II) the repayment of any Back-to-Back Debt by a Loan Party, (III) the payment of any dividends by a Loan Party in respect of its preferred shares, and (IV) the payment of any interest on Back-to-Back Debt of a Loan Party, may, in each case, be made by a Loan Party solely by delivering the relevant Back-to-Back Securities to the Affiliate in question, or by paying to the Affiliate an amount in cash not in excess of the amount already received in cash from such Affiliate.

                  "BACK-TO-BACK SECURITIES" means the Back-to-Back Preferred Shares or the Back-to-Back Debt or both, as the context requires.

                  "BACK-TO-BACK TRANSACTIONS" means any of the transactions described under the definition of Back-to-Back Preferred Shares.

                  "BANKERS' ACCEPTANCE" has the meaning specified in Section
4.01.

                  "BA EQUIVALENT NOTE" has the meaning specified in Section 4.03(3).

                  "BA INSTRUMENTS" means, collectively, Bankers' Acceptances, Drafts and BA Equivalent Notes, and, in the singular, any one of them.

                  "BANKING DAY" means any day which is at the same time a Business Day and a day on which dealings in US Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

                  "BORROWER" means Sun Media Corporation, and its successors and permitted assigns.

                  "BORROWING NOTICE" has the meaning specified in Section
3.02.

                  "BUILDINGS AND FIXTURES" means all plants, buildings, structures, erections, improvements, appurtenances and fixtures (including fixed machinery and fixed equipment) situate on the Owned Properties and Leased Properties.

                  "BUSINESS" means, with respect to the Borrower and its subsidiaries, the business of publishing, distributing and selling newspapers, shoppers or other publications, internet, cable and other news media business and the business of commercial printing and any business complementary thereto or an extension thereof.

                  "BUSINESS DAY" means any day of the year, other than a Saturday, Sunday or other day on which banks are required or authorized to close in, or are in fact closed in, (a) with respect to matters pertaining exclusively to Accommodations and repayments under Facility A, Toronto, Ontario, or (b) with respect to all other matters, (i) Toronto, Ontario, and
(ii) California, U.S.A. or such other State in which the Administrative Agent's office is located from time to time.

                  "CANADIAN DOLLARS" and "CDN. $" each means lawful money of Canada.

                  "CANADIAN PRIME RATE" means, at any time, the rate of interest per annum equal to the greater of (i) the rate which the principal office of the Administrative Agent in Toronto, Ontario quotes, publishes and refers to as its "PRIME RATE" and which is its reference rate of interest for demand commercial loans in Canadian Dollars to Canadian borrowers; and (ii) the average rate for Canadian Dollar bankers' acceptances having a term of one month that appears on the Reuters Screen CDOR Page (or such other page as is a replacement page for such bankers' acceptances) as of 10:00 a.m. (Toronto time) on the date of determination, as reported by the Administrative Agent, plus 1.00%, adjusted automatically with each quoted, published or displayed change in such rate, all without necessity of any notice to the Borrower or any other Person.

                  "CAPITAL EXPENDITURES" means expenditures made for the purchase, lease or acquisition of assets (other than current assets) required to be capitalized in accordance with GAAP, other than expenditures in connection with Permitted Acquisitions.

                  "CASH EQUIVALENTS" means

                  1. United States Dollars or Canadian Dollars;

                  2. investments in securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth, territory or province of the United States of America or Canada, or by any political subdivision or taxing authority thereof, and rated in the "R-1" category by the Dominion Bond Rating Service Limited;

                  3. certificates of deposit and eurodollar time deposits
                     with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of US$500.0 million;

                  4. repurchase obligations with a term of not more than
                     seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

                  5. commercial paper having the highest rating obtainable
                     from Moody's Investors Service, Inc. or Standard & Poor's Rating Services and in each case maturing within one year after the date of acquisition or with respect to commercial paper in Canada, a rating in the "R-1" category from the Dominion Bond Rating Service Limited; and

                  6. money market funds at least 90% of the assets of which
                     constitute Cash Equivalents of the kinds described in clauses (1) through (5) of this definition.

                  "CHANGE OF CONTROL" means the occurrence of one or more of the following events (whether or not approved by the board of directors of any such Person): (i) any Person or related group of Persons acting in concert shall at any time be, directly or indirectly, the beneficial owner of a greater percentage of the votes attaching to Quebecor Media Inc.'s securities entitled to vote generally in an election of Quebecor Media Inc.'s directors than the percentage of such votes beneficially owned by Quebecor or the Peladeau Group at such time; (ii) the designees of Quebecor or the Peladeau Group shall cease to represent the largest group of designees of any Person or group of Persons acting in concert on the board of directors of Quebecor Media Inc., or the said board is or becomes controlled by any other shareholder; (iii) any Person or related group of Persons acting in concert shall at any time be, directly or indirectly, the beneficial owner of a greater percentage of the votes attaching to the Borrower's securities entitled to vote generally in an election of the Borrower's directors than the percentage of such votes beneficially owned by Quebecor and Quebecor Media Inc. at such time; or (iv) the designees of Quebecor or Quebecor Media Inc. shall cease to constitute a majority of the board of directors of the Borrower.

                  "CLAIM" means any claim of any nature whatsoever, including any demand, liability, obligation, cause of action, suit, proceeding, judgment, award, assessment and reassessment.

                  "CLOSING DATE" means February 7, 2003.

                  "COLLATERAL" means the Assets of the Borrower or any of its subsidiaries in respect of which any Lender has or will have a Security Interest pursuant to a Security Document.

                  "COMMITMENT" means, at any time, in respect of (i) Facility A, Cdn.$75,000,000 (the "FACILITY A COMMITMENT"), which includes the Swingline Advances up to an amount of Cdn.$5,000,000 (the "SWINGLINE COMMITMENT") and Letters of Credit up to an amount of Cdn.$2,000,000; and
(ii) Term Facility B, US$230,000,000 (the "TERM CREDIT COMMITMENT"), in each case, as such amount may be decreased pursuant to Article 2. A "LENDER'S FACILITY A COMMITMENT", a "SWINGLINE LENDER'S COMMITMENT" and a "LENDER'S TERM CREDIT COMMITMENT" means, at any time, the relevant amount designated as such and set forth opposite such Lender's name on the signature pages hereof.

                  "COMPLIANCE CERTIFICATE" means a certificate of the Borrower signed on its behalf by its chief financial officer, controller, treasurer, or any other officer acceptable to the Administrative Agent, (i) stating that any financial statements delivered by it pursuant to Section 8.01(a) present fairly the financial position, results of operations and changes in financial position of the Borrower in accordance with GAAP; (ii) stating that the representations and warranties in Article 7 are true and correct in all material respects on and as of such date; (iii) stating that the Borrower is not in breach of any of the covenants contained in Article 8 as at the date thereof (or describing the details of any subsisting breach);
(iv) stating that no Default has occurred and is continuing and that no Event of Default has occurred (or describing the details of any subsisting Default and the action which the Borrower proposes to take or has taken with respect thereto or any Event of Default); and (v) providing, in reasonable detail, evidence of compliance, at the end of each Financial Quarter, with Section
8.03 and evidencing the calculation of the financial covenants in Section
8.03 applicable at such time.

                  "CONSOLIDATED DEBT" means, for any Person, the aggregate of all Debt of such Person and its subsidiaries, determined in accordance with GAAP.

                  "CONSOLIDATED EBITDA" means, for any Person, for any period and without duplication, earnings of such Person on a consolidated basis before non-controlling interests, extraordinary items, Consolidated Interest Charges, foreign exchange translation gains or losses not involving the payment of cash, amortization of deferred financing costs and other non-cash financial charges, taxes, depreciation and amortization, less any income received in connection with Back-to-Back Securities, and without taking into account any goodwill adjustments, calculated on a consolidated basis, and otherwise calculated in accordance with GAAP.

                  "CONSOLIDATED FIXED CHARGES" means, for any Person, for any period, the aggregate of (i) Consolidated Interest Charges, (ii) all scheduled principal payments on account of Consolidated Debt, but excluding, for greater certainty, the amount of the prepayment of the

Existing Notes and the Existing Credit Agreement, to the extent either (a) prepaid and cancelled on the Closing Date, or (b) that all amounts payable thereunder, whether for obligations due or to become due, have been irrevocably paid on the Closing Date to the trustee or agent thereunder, as the case may be, such that no such trustee or agent, nor any noteholder or lender under the Existing Notes and the Existing Credit Agreement, as the case may be, shall have any further claim in respect of such Debt against the Borrower or its subsidiaries, the Existing Notes shall be cancelled within 30 to 60 days following the Closing Date, and the Existing Credit Agreement shall be cancelled not more than 15 days following the Closing Date (for the purposes hereof, such payment and cancellation or provision of payment is herein called "DEFEASANCE"), (iii) actual Capital Expenditures made by the Person and its subsidiaries, in each case, for such period (to the extent made from internally generated funds), and (iv) taxes paid in cash during such period, net of any tax recovery and without duplication of any such recovery.

                  "CONSOLIDATED INTEREST CHARGES" means, for any Person, for any period for the Person and its subsidiaries, the sum of, without duplication, (i) all items properly classified as interest expense in accordance with GAAP (other than amounts paid in respect of (A) the Back-to-Back Transactions, including under the Existing Back-to-Back Securities, (B) any non-cash foreign exchange gains or losses recognized in relation to foreign currency denominated Debt and (C) the amortization of deferred financing cost), (ii) the imputed interest component of any element of Consolidated Debt (such as capital leases) which would not be classified as interest expense pursuant to (i), and (iii) the aggregate of all purchase discounts relating to the sale of (a) bankers acceptances or other instruments sold at a discount, and (b) accounts receivable in connection with any asset securitization program, all as determined at such time in accordance with GAAP.

                  "CONTINGENT OBLIGATIONS" of any Person means all contingent liabilities required to be included in the financial statements of such Person in accordance with GAAP, excluding any notes thereto.

                  "CREDIT DOCUMENTS" means this Agreement, the BA Instruments, the Letters of Credit, the Security Documents, the Hedging Agreements, the subordination agreements in respect of Back-to-Back Securities and all other documents (including guarantees) to be executed and delivered to the Administrative Agent, the Issuing Lender or the Lenders or their Affiliates, or all of them, by the Borrower or the Guarantors in connection with the Credit Facilities, as well as all documents to be executed and delivered in connection with the Overdraft Facility.

                  "CREDIT FACILITIES" means, collectively, Facility A and Term Facility B, and, in the singular any one of them.

                  "DEBENTURES" has the meaning attributed to it in Schedule 5.

                  "DEBT" of any Person means, at any time, without duplication, (i) all indebtedness for borrowed money including borrowings of commodities, bankers' acceptances, letters of credit or letters of guarantee; for the purposes of calculating the amount of Debt denominated in US $, the Borrower shall use the exchange rate contemplated in the Hedging Agreements entered into in connection with the Hedging Requirements up to the extent to which such US $ denominated Debt is covered by such Hedging Agreements, (ii) obligations in respect of the Negative Value of Hedging Agreements, but without duplication of any underlying Debt that may be hedged by same, and without taking into account the currency hedging in respect of the US $ denominated Debt referred to in paragraph (i) above, (iii) all indebtedness for the deferred purchase price of property or services, whether or not represented by a note or other evidence of indebtedness, other than such obligations incurred in the ordinary course of the Person's business, and payable within a period not exceeding 150 days from the date of their incurrence, (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all indebtedness of another Person secured by a Lien created or assumed by the Person on any properties or assets of the Person, (vi) Contingent Obligations, (vii) all obligations under leases which have been or should be, in accordance with GAAP, recorded as capital leases or Synthetic Leases in respect of which the Person is liable as lessee, (viii) the aggregate amount at which any shares in the capital of the Person which are redeemable or retractable at the option of the holder may be retracted or redeemed for cash or Debt (provided all conditions precedent for such retraction or redemption have been satisfied), and (ix) all Debt Guaranteed by the Person; but shall not include (a) the Back-to-Back Securities and the Existing Back-to-Back Securities, and (b) provided that Defeasance has occurred, the Existing Notes and the Existing Credit Agreement.

                  "DEBT GUARANTEED" by any Person means the maximum amount which may be outstanding at any time of all Debt of the kinds referred to in
(i) through (viii) of the definition of Debt which is directly or indirectly guaranteed by the Person or which the Person has agreed (contingently or otherwise) to purchase or otherwise acquire, or in respect of which the Person has otherwise assured a creditor or other Person against loss.

                  "DEFAULT" means an event which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

                  "DEFEASANCE" has the meaning attributed to it in the definition of "Consolidated Fixed Charges".

                  "DESIGNATED PERIOD" means, with respect to a Libor Advance, a period designated by the Borrower in accordance with Section 3.03.

                  "DISPOSITION" means with respect to any Asset of any Person, any direct or indirect sale, lease (where such Person is the lessor of such Asset), assignment, cession, transfer (including any transfer of title or possession), exchange, conveyance, release, gift, including by means of a sale-leaseback transaction, reorganization, consolidation, amalgamation or merger; and "DISPOSE" and "DISPOSED" have meanings correlative thereto.

                  "DISTRIBUTION" means, in respect of any Person, (i) any dividend or other distribution on issued shares of such Person, (ii) the purchase, redemption or retirement amount of any issued shares, warrants or any other options or rights to acquire shares of the Person redeemed or purchased by the Person, (iii) any payment made on, under, or in respect of any Debt (other than Debt under this Agreement or payments required to be made pursuant to the provisions of any pension plan of such Person in effect from time to time), including interest, sinking fund or any like payment, and
(iv) any other payment made to an Affiliate of such Person unless such payment is permitted under Section 8.02(e).

                  "DRAFT" means, at any time, (i) a bill of exchange, within the meaning of the BILLS OF EXCHANGE ACT (Canada), drawn by the Borrower on a Lender or any other Person and bearing such distinguishing letters and numbers as the Lender or the Person may determine, but which at such time has not been completed as to the payee by the Lender or the Person; or (ii) a depository bill within the meaning of the DEPOSITORY BILLS AND NOTES ACT (Canada).

                  "DRAWING" means (i) the creation and purchase of Bankers' Acceptances by a Lender or by any other Person pursuant to Article 4; or (ii) the purchase of completed Drafts by a Lender or by any other Person pursuant to Article 4.

                  "DRAWING DATE" means any Business Day fixed for a Drawing pursuant to Section 4.03.

                  "DRAWING FEE" means, with respect to each Bankers' Acceptance or Draft drawn by the Borrower and purchased by any Person on any Drawing Date, an amount equal to the Applicable Margin, multiplied by the product of (i) a fraction, the numerator of which is the number of days, inclusive of the first day and exclusive of the last day, in the term of maturity of such Bankers' Acceptance or Draft, and the denominator of which is 365 or 366, as the case may be, and (ii) the aggregate face amount of the Bankers' Acceptance or Draft.

                  "DRAWING NOTICE" has the meaning specified in Section
4.03(1).

                  "DRAWING PRICE" means, in respect of Bankers' Acceptances or Drafts purchased by a Facility A Lender or any other Person, the result obtained by multiplying (a) the aggregate Face Amount of the Bankers' Acceptances or Drafts by (b) the amount (rounded up or down to the fifth decimal place with .000005 being rounded up) determined by dividing one by the sum of one plus the product of (x) the Reference Discount Rate, and (y) a fraction the numerator of which is the number of days to maturity of the Bankers' Acceptances or Drafts and the denominator of which is 365.

                  "DRAWING PROCEEDS" means, in respect of any Bankers' Acceptance or Draft purchased by a Lender or any other Person, an amount equal to (i) the Drawing Price in respect of such Bankers' Acceptance or Draft; minus (ii) the applicable Drawing Fee in respect of such Bankers' Acceptance or Draft.

                  "ENVIRONMENTAL LAWS" means all applicable Laws relating to the environment, health and safety matters or conditions, Hazardous Substances, pollution or protection of the environment, including Laws relating to (i) on site or off-site contamination; (ii) occupational health and safety relating to Hazardous Substances; (iii) chemical substances or products; (iv)

Releases of pollutants, contaminants, chemicals or other industrial, toxic or radioactive substances or Hazardous Substances into the environment; and (v) the manufacture, processing, distribution, use, treatment, storage, transport or handling of Hazardous Substance.

                  "ENVIRONMENTAL LIABILITIES AND COSTS" means all Losses and Claims under applicable Environmental Laws, whether known or unknown, current or potential, past, present or future, imposed by, under or pursuant to Environmental Laws or otherwise relating to any Environmental Law, including all Losses and Claims related to Remedial Actions and all reasonable fees, disbursements and expenses of counsel, experts, personnel and consultants, where such Losses and Claims are based on, arise out of or are otherwise in respect of (i) the ownership or operation of the Business or any Assets related to the Business; (ii) the conditions on, under, above or about any real property, assets, equipment or facilities currently or previously owned, leased or operated by the Borrower or any of its subsidiaries; (iii) expenditures necessary to cause the operations of the Business or Assets either related to the Business or owned, leased or operated by the Borrower or any of its subsidiaries to comply materially with any and all environmental requirements, including expenditures in connection with obtaining all Environmental Permits; (iv) expenditures necessary to effect the environmental closure, environmental decommissioning or environmental rehabilitation of any of the operations of the Business or Assets either related to the Business or owned, leased or operated by the Borrower or any of its subsidiaries; (v) liability for personal injury or property damage, including damages assessed for the maintenance of a public or private nuisance; and (vi) any other matter affecting the Owned Properties, the Leased Properties or other Assets of the Borrower or any of its subsidiaries relating to any Environmental law or otherwise within the jurisdiction of any Governmental Entity administering any Environmental Law.

                  "ENVIRONMENTAL NOTICE" means any claim, citation, directive, request for information, statement of claim, notice of investigation, letter or other communication, written or oral, actual or threatened, from any Person to the Borrower or any of its subsidiaries relating to any Environmental Laws.

                  "ENVIRONMENTAL PERMITS" includes all permits, certificates, approvals, registrations and licences issued by any Governmental Entity to the Borrower or any of its subsidiaries or to the Business pursuant to Environmental Laws and required for the operation of the Business or the use of the Owned Properties, Leased Properties or other Assets of the Borrower or any of its subsidiaries.

                  "EVENT OF DEFAULT" has the meaning specified in Section
9.01.

                  "EXCESS CASH FLOW" means, for the Borrower, calculated at the end of each quarter on a four quarter trailing basis (as set out in Section 8.02(h)(2)), the sum of (i) Consolidated EBITDA of the Borrower; (ii) any spread paid to the Borrower resulting from Back-to-Back Securities or Existing Back-to-Back Securities, to the extent not previously included in Consolidated EBITDA; LESS THE AGGREGATE for such period of (a) Consolidated Interest Charges (excluding accrued interest paid on the Existing Notes and the Existing Credit Agreement) paid in cash and not accrued; (b) taxes paid in cash, net of recoveries and without duplication of same; (c)

Capital Expenditures paid in cash made by the Borrower and its subsidiaries; and (d) all regularly scheduled payments and all voluntary prepayments of the Borrower's and its subsidiaries' Debt (other than (A) payments under the Existing Notes and the Existing Credit Agreement, to the extent Defeasance has occurred on the Closing Date; (B) voluntary repayments under Facility A and the Overdraft Facility; and (C) voluntary repayments made using the proceeds of permitted Dispositions of Assets, Permitted Debt described in clauses (ii), (viii) and (x) of such definition, and the issuance of equity securities), and minus the amount of extraordinary items not included in earnings but which required the payment of cash. Notwithstanding the fact that Excess Cash Flow is calculated on a four-quarter trailing basis, Excess Cash Flow for the Financial Quarter ending (a) March 31, 2003, shall be calculated based on the Excess Cash Flow in that Financial Quarter alone; (b) June 30, 2003, shall be calculated based on the Excess Cash Flow in that Financial Quarter and in the preceding Financial Quarter of 2003; (c) September 30, 2003 shall be calculated based on the Excess Cash Flow in that Financial Quarter and in the two preceding Financial Quarters of 2003; and
(d) December 31, 2003, shall be calculated based on the Excess Cash Flow in the last four Financial Quarters.

                  "EXCESS CASH FLOW CERTIFICATE" has the meaning specified in
Section 8.01(a).

                  "EXISTING BACK-TO-BACK DEBT" means each of the 12.15% Convertible Obligation due July 14, 2007 and 12.15% Convertible Obligation due November 28, 2008 of the Borrower; the 12.25% Convertible Obligation due July 14, 2007 of Bowes Publishers Limited; and the 12.25% Convertible Obligation due November 28, 2008 of Sun Media (Toronto) Corporation, in each case in aggregate principal amount outstanding on the Closing Date, with respect to which each party thereto, other than a Loan Party, has executed a subordination agreement in favour of the Administrative Agent for the Lenders in substantially the form attached as Schedule 8.

                  "EXISTING BACK-TO-BACK SECURITIES" means the Existing Back-to-Back Debt and the Existing Quebecor Preferred Shares.

                  "EXISTING QUEBECOR PREFERRED SHARES" means the 12.50% Cumulative First Preferred Shares, Series A, of Quebecor Media Inc. in aggregate liquidation amount outstanding on the Closing Date.

                  "EXISTING CREDIT AGREEMENT" means the existing credit agreement among the Borrower and, INTER ALIA, Royal Bank of Canada as Administrative Agent dated as of April 1, 2000, as amended, which is to be the object of a Defeasance at Closing.

                  "EXISTING NOTES" means the existing senior subordinated notes in an aggregate amount of approximately US$151,000,000 issued by the Borrower and designated as "9-1/2% Senior Subordinated Notes due 2007", which are to be the object of a Defeasance at Closing.

                  "FACE AMOUNT" means (i) in respect of a BA Instrument, the amount payable to the holder on its maturity; and (ii) in respect of a Letter of Credit, the maximum amount which the Issuing Lender is contingently liable to pay to the beneficiary thereof.

                  "FACILITY A" means the revolving credit facility in an amount of up to Cdn.$75,000,000 to be made available to the Borrower under this Agreement for the purposes specified in Section 2.03.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate per annum equal, for each day during such period, to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York or, for any day on which such rate is not so published for such day by the Federal Reserve Bank of New York, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive, absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including without limitation, the inability or failure of the Agent to obtain sufficient bids or publications in accordance with the terms hereof, Bank of America N.A.'s announced US Prime Rate will apply.

                  "FEES" means the fees payable by the Borrower under this Agreement.

                  "FINANCIAL QUARTER" means, in respect of any Person, a period of three consecutive months in each Financial Year of such Person ending on March 31, June 30, September 30, and December 31, as the case may be, of such year.

                  "FINANCIAL YEAR" means, in respect of any Person, its financial year commencing on January 1 of each calendar year and ending on December 31 of the same calendar year.

                  "FIXED CHARGE COVERAGE RATIO" means the ratio of Consolidated EBITDA to Consolidated Fixed Charges, calculated in the manner prescribed in Section 8.03(c) at such time.

                  "FLORIDA SUN" has the meaning attributed to it in the definition of "Permitted Distribution".

                  "FUND" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "GAAP" means, at any time, accounting principles generally accepted in Canada as recommended in the Handbook of the Canadian Institute of Chartered Accountants at the relevant time applied on a consistent basis (except for changes approved by the Borrower's independent auditors in accordance with promulgations of the Canadian Institute of Chartered Accountants).

                  "GOVERNMENTAL ENTITY" means any (i) multinational, federal, provincial, state, municipal, local or other government, governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the foregoing, or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the above.

                  "GUARANTORS" means each of the subsidiaries of the Borrower as at the Closing Date other than Le Courrier du Sud (1998) Inc., all of which are listed in Schedule 7 hereof, as well as each additional subsidiary of the Borrower created or acquired after the Closing Date. Notwithstanding the foregoing, a subsidiary of the Borrower which (i) is not wholly-owned, directly or indirectly, by the Borrower, and (ii) the aggregate of whose EBITDA or Assets, when considered together with the EBITDA or Assets of all other subsidiaries that are not Guarantors, does not exceed 10% of the EBITDA or Assets of the Borrower on a consolidated basis, shall not be required to become a Guarantor for so long as the conditions set out in clauses (i), and
(ii) continue to apply; for the purposes hereof, "Assets" excludes the effect of all Back-to-Back Transactions.

                  "HAZARDOUS SUBSTANCE" means any substance, waste, liquid, gaseous or solid matter, fuel, micro-organism, sound, vibration, ray, heat, odour, radiation, energy, plasma and organic or inorganic matter, alone or in any combination which is regulated under any applicable Environmental Laws, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law.

                  "HEDGING AGREEMENTS" means one or more agreements between the Borrower and one or more of the Lenders or their Affiliates evidencing
(i) any interest rate hedge (including any interest rate swap, cap or collars); or (ii) any foreign exchange hedge, as may be contemplated by the Hedging Requirements or otherwise.

                  "HEDGING REQUIREMENTS" means Hedging Agreements implemented by the Borrower hedging (i) its interest rate risk relating to its Consolidated Debt in a notional principal amount necessary to ensure that at least 35% of its Consolidated Debt is fixed rate Debt for a minimum period of three years from the Closing Date; and (ii) its foreign exchange risk relating to the Senior Notes (or any notes issued in replacement thereof) and Term Facility B in a notional principal amount equal to 90% of the aggregate principal amount of such notes and such Credit Facility and based on the term to maturity of the Senior Notes and Term Facility B.

                  "HOLDCO" means 3535991 Canada Inc.

                  "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or report of any independent auditors as to any financial statement, any qualification or exception to such opinion or report which (i) is of a "going concern" or similar nature; (ii) relates to any limited scope of examination of material matters relevant to such financial statement, if such limitation results from the refusal or failure of the Borrower to grant access to necessary information therefor; and (iii) relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which could reasonably be expected to have a Material Adverse Effect.

                  "INDEMNIFIED PERSON" has the meaning specified in Section 12.06(1).

                  "INTEREST COVERAGE RATIO" means the ratio of Consolidated EBITDA to Consolidated Interest Charges, calculated in the manner prescribed in Section 8.03(b) at such time.

                  "INVESTMENTS" means all investments, in cash or by delivery of property, made directly or indirectly in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or securities or by loan, advance, capital contribution, guarantees or otherwise, and includes any Acquisition; PROVIDED, HOWEVER, that "Investments" shall not mean or include investments in cash or Cash Equivalents or routine investments in inventory, equipment and supplies to be used or consumed, or trade credit granted, in the ordinary course of the Business.

                  "ISSUING LENDER" has the meaning attributed to it in the definition of "Letter of Credit". For the purposes hereof, the Issuing Lender shall be Bank of America N.A., Canada Branch, unless such Issuing Lender no longer wishes to act as such, in which case the provisions of Section 10.09 hereof shall apply, MUTATIS MUTANDIS, except that only the Facility A Lenders (and not the Term Lenders) shall appoint such replacement Issuing Lender.

                  "ISDA MASTER AGREEMENT" means the 1992 ISDA Master Agreement (Multi-Currency - Cross Border) as published by the International Swaps and Derivatives Association, Inc. and, where the context permits or requires, includes all schedules, supplements, annexes and confirmations attached thereto or incorporated therein, as such agreement may be amended, supplemented or replaced from time to time.

                  "JUDICIAL ORDER" has the meaning specified in Section
5.04(1).

                  "LAWS" means, all legally enforceable statutes, codes, ordinances, decrees, rules, regulations, municipal by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, policies, voluntary restraints, guidelines, or any provisions of the foregoing, including general principles of common and civil law and equity, binding on or affecting the Person referred to in the context in which such word is used; and "LAW" means any one of the foregoing.

                  "LEASED PROPERTIES" means the real properties at the municipal addresses listed in Schedule 7.01(k) forming the subject matter of the Leases to which the Borrower or any of its subsidiaries is a party.

                  "LEASES" means the leases and subleases of real property to which the Borrower or any of its subsidiaries is a party providing, in each case, for annual rental payments in respect thereof of an amount greater than $500,000, as listed and described in Schedule 7.01(k) and such other leases and subleases to which the Borrower or any of its subsidiaries is a party providing, in each case, for annual rental payments in respect thereof of an amount greater than $500,000, as the Administrative Agent may, from time to time, be notified by the Borrower.

                  "LENDERS" means, collectively, the financial institutions and other Persons set forth on the signature pages hereof as Lenders, and any Assignee thereof upon such Assignee executing and delivering an assignment and assumption agreement referred to in Section 12.08(5) to the Borrower and the Administrative Agent and in the singular any one of such Lenders. A Lender which, at any relevant time, has (i) a Lender's Facility A Commitment is sometimes referred to herein as a "FACILITY A LENDER"; (ii) a Swingline Lender's Commitment is sometimes referred to herein as a "SWINGLINE LENDER"; (iii) a Lender's Term Credit Commitment is sometimes referred to herein as a "TERM LENDER". When used in connection with "Hedging Agreements", the term "Lender" shall include any Affiliate of a Lender. When used in connection with the Security, the term "Lender" shall include the provider of the Overdraft Facility and any counterparty to a Hedging Agreement, provided that the counterparty was a Lender or an Affiliate of a Lender, at the time any such Hedging Agreement was entered into. Prior to the occurrence of any Event of Default which has not been waived, each Facility A Lender shall not be a non-resident of Canada within the meaning of the INCOME TAX ACT (Canada).

                  "LETTER OF CREDIT" means a Cdn. $ denominated letter of credit or a letter of guarantee issued or to be issued by an Issuing Lender (an "ISSUING LENDER") under Facility A for the account of the Borrower, issued in the name of the Borrower or any of its subsidiaries pursuant to Article 5.

                  "LEVERAGE RATIO" means, at any time, the ratio of Consolidated Debt of the Borrower and its subsidiaries to Consolidated EBITDA, calculated in the manner prescribed in Section 8.03(a) at such time.

                  "LIBOR" means, with respect to any Designated Period relating to a Libor Advance:

         (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in US Dollars (for delivery on the first day of such Designated Period) with a term equivalent to such Designated Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Designated Period, or
         (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in US Dollars (for delivery on the first day of such Designated Period) with a term equivalent to such Designated Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Designated Period, or
         (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in US Dollars for delivery on the first day of such Designated Period in same day funds in the approximate amount of the Libor Advance being made, continued or converted by the Lender that is the Administrative Agent and with a term equivalent to such Designated Period as would be offered by the Lender that is the Administrative Agent's London Branch (or, if it has none, Bank of America's London Branch) to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Designated Period.

With respect to a Libor Advance to be made by a Lender which is subject to the regulations issued from time to time by the Board of Governors of the Federal Reserve System in the USA in respect of such Libor Advances, the rate determined in paragraphs (a), (b) or (c) above (the "QUOTED RATE") shall be adjusted for reserve requirements in accordance with the following formula to obtain the applicable LIBOR:

LIBOR=           QUOTED RATE
         -------------------------
         1.00 - Reserve Percentage

where "RESERVE PERCENTAGE" means the rate (expressed as a decimal) applicable to the relevant Lender, during the relevant Designated Period under regulations, directives or guidelines issued from time to time by the Board of Governors of the Federal Reserve System (in the USA) or any successor thereof, for determining the reserve requirement applicable to the Facility or to facilities similar thereto (including any basic, supplemental, emergency or marginal reserve requirement) of such Lender, respectively, with respect to "Eurocurrency liabilities", as that term is defined under such regulations or for the purposes of complying with such directives or guidelines. All adjustments to the Quoted Rate shall occur and be effective as of the effective date of any change in the Reserve Percentage, and the Administrative Agent will use reasonable efforts to advise the Borrower of any such change as soon as practicable (provided that the Administrative Agent shall not be liable if it fails to do so).

                  "LIBOR ADVANCE" means, at any time, the part of the Advances in US$ under Term Facility B with respect to which the Borrower has chosen to pay interest on the Libor Basis.

                  "LIBOR BASIS" means the basis of calculation of interest on Libor Advances, or any part thereof, made in accordance with the provisions of
Section 3.10.

                  "LIEN" means liens, charges, mortgages, pledges, Security Interests, adverse claims, defects of title, restrictions, deposit arrangements, voting trusts, any other rights of third parties relating to any property and any other lien of any kind.

                  "LOAN PARTIES" means the Borrower and the Guarantors.

                  "LOSS" means any loss whatsoever, whether direct or indirect, including expenses, costs, damages, judgments, penalties, fines, charges, claims, demands, liabilities and any and all legal fees and disbursements, except any such loss representing loss of profit.

                  "MAJORITY LENDERS" means, at any time, Lenders whose Commitments, taken together, are more than 50% of the aggregate amount of the Commitments.

                  "MANDATORY BORROWING" has the meaning specified in Section 3.01(2).

                  "MANDATORY PREPAYMENT" has the meaning specified in Section 2.05.

                  "MATERIAL ADVERSE EFFECT" means, with respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), (a) a material adverse effect on the Business, properties, prospects, condition (financial or otherwise), assets, operations or income of the Borrower and its subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Borrower or any of the Guarantors, individually (to the extent material) and taken as a whole, to perform any of their respective material obligations under any of the Credit Documents to which they are a party, or (c) any impairment of the validity, binding effect or enforceability of this Credit Agreement or any material impairment of the rights, remedies or benefits available to the Administrative Agent or any Lender under any material Credit Document.

                  "MATERIAL AGREEMENTS" means the agreements described in
Schedule 7.01(s) and such other agreements of which the Administrative Agent may, from time to time, be notified by the Borrower, in each case where such agreements are necessary to the Business and the absence of which would reasonably be expected to have a Material Adverse Effect.

                  "NEGATIVE VALUE OF HEDGING AGREEMENTS" means the aggregate amount that would be payable to all Persons by the Borrower on the date of determination pursuant to Section 6(e)(ii)(2)(A) of each ISDA Master Agreement between the Borrower and such Persons as if all hedging agreements under such ISDA Master Agreements were being terminated on that day; provided that, with respect to the Hedging Agreements between each Lender and the Borrower, each Lender will determine Market Quotation (as such term is defined in the ISDA Master Agreement) using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as such term is defined in the ISDA Master Agreement).

                  "NET PROCEEDS" means any one or more of the following (i) with respect to any Disposition of Assets by the Borrower or any of its subsidiaries, the net amount equal to the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note, receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such Disposition, less the sum of (x) amounts payable to discharge or radiate Permitted Liens on the Assets being Disposed of,
(y) reasonable fees (including, without limitation, reasonable legal fees), commissions and other out-of-pocket expenses incurred or paid for by the Borrower or such subsidiary in connection with such Disposition, and (z) taxes incurred in connection with such Disposition, whether payable at such time or thereafter; (ii) with respect to the issuance or creation of Debt, whether private or public, of any Person or any of its subsidiaries, the net amount equal to the aggregate amount received in cash in connection with such creation or issuance, less the reasonable fees (including without limitation, reasonable legal fees), commissions and other out-of-pocket expenses incurred or paid for by such Person or such subsidiary in connection with such creation or issuance; and (iii) with respect to the issuance of any securities by any Person or of any capital contributions by any Person in such

Person, the net amount equal to the aggregate amount received in cash in connection with such issuance or contribution by any Person in such Person less the reasonable fees (including without limitation, reasonable legal fees), commissions and other out-of-pocket expenses, and without duplication; but in each case excluding, as a deduction from amounts received, any amounts paid to Affiliates.

                  "OVERDRAFT FACILITY" means a credit facility of which notice has been provided by the Borrower to the Administrative Agent, available to the Borrower from time to time from a reputable financial institution, in respect of bank overdrafts (and letters of credit in respect thereof) in the ordinary course of the Business, in an aggregate principal amount not exceeding $5,000,000.

                  "OWNED PROPERTIES" means, collectively, the land and premises listed on Schedule 7.01(j) and the Buildings and Fixtures thereon.

                  "PARTICIPANT" has the meaning specified in Section 12.08(3).

                  "PELADEAU GROUP" means any (i) individual who is related by blood, adoption or marriage to the late Pierre Peladeau, (ii) any trust (whether testamentary or otherwise) the beneficiaries of which are all individuals described in (i); or (iii) any corporation or partnership which is controlled, directly or indirectly, by one or more individuals referred to in (i) or a trust referred to in (ii), or any combination thereof.

                  "PERMITTED ACQUISITION" has the meaning ascribed to it in the definition of "Permitted Investment".

                  "PERMITTED DEBT" means (i) the Senior Notes; (ii) Subordinated Debt; (iii) Back-to-Back Securities and Existing Back-to-Back Securities (iv) Debt owed by a Guarantor to the Borrower or vice versa, or by a Guarantor to any other Guarantor; (v) obligations pursuant to the Hedging Agreements or other hedging arrangements permitted hereunder; (vi) Debt secured by Purchase Money Mortgages permitted hereunder; (vii) Debt in respect of Permitted Acquisitions in a principal amount of up to $50,000,000 for each Permitted Acquisition for a period of up to 90 days after the date such Permitted Acquisition was made;
(viii) additional Debt, not otherwise provided for herein, not in excess of $50,000,000 outstanding at any time; (ix) indebtedness of the Borrower under the Overdraft Facility ; and (x) any indebtedness incurred to refinance or replace any of the foregoing other than under clause (vii) above; provided that with respect to the Permitted Debt referred to in clauses (v), (vi), (vii) and
(viii), no Default shall have occurred and be continuing and no Event of Default shall have occurred and not been waived at the time of the incurrence of such Debt.

                  "PERMITTED DISTRIBUTION" means (i) the payment of an amount of Cdn.$260,000,000 on or about the Closing Date, directly or indirectly, to Quebecor Media Inc. by way of loans, dividends, return of capital or share repurchases and the repayment of the Existing Notes and any interest or premium in respect thereof and amounts owing under the Existing Credit Agreement; and
(ii) Distributions by a Guarantor to the Borrower or by a subsidiary of the

Borrower to any Guarantor or to the Borrower. In addition, provided that no Event of Default has occurred which has not been waived by the Lenders, "Permitted Distributions" shall also mean (a) payments on account of regularly scheduled instalments of principal and interest on Permitted Debt (including a premium and fees, if any, thereon), other than the Senior Notes or any Subordinated Debt (b) regularly scheduled payments of interest on the Senior Notes and on Subordinated Debt; (c) payments made in connection with or in respect of the Back-to-Back Securities or the Existing Back-to-Back Securities; provided, however, that to the extent such payments are made to any Affiliates of the Borrower that are not Loan Parties, all corresponding payments required to be paid by such Affiliates pursuant to the related Back-to-Back Securities or Existing Back-to-Back Securities are received, immediately prior to, concurrently with or immediately subsequent to any such payments, by all applicable Loan Parties, and each such payment by a Loan Party shall be conditional upon receipt of an equal or greater amount from such non-Loan Party Affiliate; (d) any Tax Benefit Transaction; (e) the redemption or repayment of up to $50,000,000 of Senior Notes (and, for greater certainty, no other prepayment of the Senior Notes will be permitted, from any source (other than new Subordinated Debt), without the consent of the Majority Lenders who have Commitments at the time of any such proposed prepayment); (f) the payment of Additional Distributions directly or indirectly to Quebecor Media Inc. by way of loans, dividends, return of capital or share repurchase; (g) the payment of the proceeds of the sale of Toronto Sun International Inc., its subsidiaries or all or substantially all of their respective Assets (hereinafter, the "FLORIDA SUN"), if the Disposition in question occurs within 60 days following the Closing Date; (h) the payment of amounts required to be paid under the joint Quebecor/Sun Media pension plan with respect to employees of the Loan Parties alone; (i) the payment of a management fee or other similar expense by the Borrower to its direct or indirect parent company for bona fide services (including reimbursement for expenses incurred in connection with, or allocation of corporate expenses in relation to, providing such services) provided to, and directly related to the operations of, the Loan Parties, in an aggregate amount not to exceed 1.25% of consolidated revenues (being gross revenues calculated in accordance with GAAP less any amounts derived from subsidiaries that are not Loan Parties, and save that any portion of such gross revenues derived from a Person that is not a subsidiary of the Borrower accounted for by the equity method of accounting shall be included in such calculation only to the extent of the amount of dividends or distributions actually paid to a Loan Party by such Person) in any twelve-month period; and (j) the payment out of Excess Cash Flow of certain other amounts, directly or indirectly, to Quebecor Media Inc. by way of loans, dividends, return of capital or share repurchases, the amount of which shall not exceed an amount equal to 50% of the Excess Cash Flow reported at the end of the previous Financial Quarter in the Excess Cash Flow Certificate until such time as the Leverage Ratio reported in respect of the end of such previous Financial Quarter is less than 3.00:1 (at which point the Permitted Distribution will be up to 100% of Excess Cash Flow as long as the Leverage Ratio remains less than 3.00:1), and subject to having first provided to the Administrative Agent an Excess Cash Flow Certificate (as required by subsection 8.01 (a)) attesting as to the Excess Cash Flow in respect of the particular period in question, and deducting therefrom any amount of Excess Cash Flow used to make a Permitted Investment (such that the same amount of Excess Cash Flow cannot be used both for a Permitted Distribution and a Permitted Investment). Each payment of a Permitted Distribution of Excess Cash Flow shall be calculated and made subject to and in accordance with the provisions of Section 8.02(h)(2) hereof.

                  "PERMITTED INVESTMENT" means (A) any Investment in Back-to-Back Securities or Existing Back-to-Back Securities or in connection with Tax Benefit Transactions and (B) (i) any Investment made out of the portion of Excess Cash Flow available to the Borrower to make a Permitted Distribution that is not used to make a Permitted Distribution; and (ii) any other Investments (including any Acquisitions) in an aggregate amount of up to $50,000,000 during the entire Term of the later to expire of Facility A or Term Facility B (a "PERMITTED ACQUISITION") provided that after giving effect to such Investment or Acquisition and any Accommodation made under the Credit Facilities to fund all or any part of the purchase price of such Acquisition, no Default shall have occurred and be continuing, and no Event of Default shall have occurred and not been waived, and, for greater certainty, the Borrower will be in compliance with the financial covenants set forth in Section 8.03.

                  "PERMITTED LIENS" means, in respect of any Person, any one or more of the following:

         (a) Liens for taxes, assessments or governmental charges or levies which are not delinquent or the validity of which is being contested at the time by the Person in good faith by proper legal proceedings if, in the Administrative Agent's opinion, either (i) adequate provision has been made for their payment, or (ii) the Liens are not in the aggregate materially prejudicial to the security constituted by the Security Documents;

         (b) inchoate or statutory Liens of contractors, subcontractors, mechanics, workers, suppliers, materialmen, carriers and others in respect of construction, maintenance, repair or operation of assets of the Person, provided that such Liens are related to obligations not due or delinquent are not registered against title to any assets of the Person and in respect of which adequate holdbacks are being maintained as required by applicable law or such Liens are being contested in good faith by appropriate proceedings and in respect of which there has been set aside a reserve (segregated to the extent required by GAAP) in an adequate amount and provided further that such Liens do not, in the Administrative Agent's opinion, materially reduce the value of the Assets of the Person or materially interfere with the use of such Assets in the operation of the business of the Person;

         (c) easements, rights-of-way, servitudes, restrictions and similar rights in real property comprised in the Assets of the Person or interests therein granted or reserved to other Persons, provided that such rights do not, in the Administrative Agent's opinion, materially reduce the value of the Assets of the Person or materially interfere with the use of such Assets in the operation of the business of the Person;

         (d) title defects or irregularities which are of a minor nature and which, in the Administrative Agent's opinion, do not materially reduce the value of the Assets of the Person or materially interfere with their use in the operation of the business of the Person;

         (e) Liens securing appeal bonds and other similar Liens arising in connection with court proceedings (including, without limitation, surety bonds, security for costs of litigation where required by law and letters of credit) or any other instruments serving a similar purpose, which do not, in the Administrative Agent's opinion, materially reduce the value of the Assets of the Person or materially interfere with their use in the operations of the business of the Person;

         (f) attachments, judgments and other similar Liens arising in connection with court proceedings; provided, however, that the Liens are in existence for less than 10 days after their creation or the execution or other enforcement of the Liens is effectively stayed or the claims so secured are being actively contested in good faith and by proper legal proceedings;

         (g) the reservations, limitations, provisos and conditions, if any, expressed in any original grant from the Crown of any real property or any interest therein or in any comparable grant in jurisdictions other than Canada, provided they do not, in the Administrative Agent's opinion, materially reduce the value of the Assets of the Person or materially interfere with the use of such Assets in the operation of the business of the Person;

         (h) Liens given to a public utility or any municipality or governmental or other public authority when required by such utility or other authority in connection with the operation of the business or the ownership of the Assets of the Person, provided that such Liens do not, in the Administrative Agent's opinion, materially reduce the value of the Assets of the Person or materially interfere with their use in the operation of the business of the Person;

         (i) servicing agreements, development agreements, site plan agreements, and other agreements with Governmental Entities pertaining to the use or development of any of the Assets of the Person, provided same are complied with and do not in the Administrative Agent's opinion, materially reduce the value of the Assets of the Person or materially interfere with their use in the operation of the business of the Person including, without limitation, any obligations to deliver letters of credit and other security as required;

         (j) applicable municipal and other governmental restrictions, including municipal by-laws and regulations, affecting the use of land or the nature of any structures which may be erected thereon, provided such restrictions have been complied with and do not in the Administrative Agent's opinion, materially reduce the value of the Assets of the Person or materially interfere with their use in the operation of the business of the Person;

         (k) the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, licence, franchise, grant or permit of the Person, to terminate any such lease, licence, franchise, grant or permit, or to require annual or other payments as a condition to the continuance thereof;

         (l) Liens in favour of the Administrative Agent and the Lenders created by the Security Documents;

         (m) Liens in favour of a Lender securing amounts under the Hedging Agreements in respect of the Hedging Requirements and other Hedging Agreements entered into in accordance with the provisions of Section
         8.02 (i) which rank, as to priority, PARI PASSU with the Accommodations Outstanding and any other amounts owing hereunder;

         (n) Liens granted by a Loan Party in favour of a Loan Party;

         (o) a Lien of the interest of such Person in any non-wholly owned partnership or corporation that is granted under the terms of the partnership or shareholders agreement to secure the obligations of such Person to the other partners or shareholders under that agreement, provided that such Person has the benefit of a similar Lien over the interests of the other partners or shareholders;

         (p) Purchase Money Mortgages in an aggregate amount outstanding at any time not exceeding $15,000,000;

         (q) Liens to secure the Overdraft Facility;

         (r) Liens to secure the Debt referred to in clause (viii) of the definition of "Permitted Debt", up to an aggregate maximum outstanding at any time not exceeding $25,000,000;

         (s) Any rights of a landlord or sub-landlord under applicable Law or the rights of a lessor or sub-lessor under an operating lease;

         (t) Deposits to secure the performance of leases of property in the ordinary course of business; and

         (u) Any renewal, extension, substitution, replacement or refinancing of the foregoing.

                  "PERSON" means a natural person, partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or Governmental Entity, and pronouns that have a similarly extended meaning.

                  "PRIME RATE ADVANCE" means, at any time, the portion of the Advances in Canadian Dollars with respect to which the Borrower has chosen, or, in accordance with the provisions hereof, is obliged, to pay interest calculated in accordance with the provisions of Section 3.08.

                  "PURCHASE MONEY MORTGAGE" means, in respect of any Person, any Security Interest charging property acquired by such Person, which is granted or assumed by such Person in connection with the acquisition of such property and within not more than 60 days following such acquisition, reserved by the transferor (including any reservation of title in respect of any lease recorded as a capital lease) or which arises by operation of Law in favour of the transferor concurrently with and for the purpose of the acquisition of such property, in each case where (i)

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                                      26

the principal amount secured by such Security Interest is not in excess of the cost to such Person of the property acquired; and (ii) such Security Interest extends only to the property acquired.

                  "QUEBECOR" means Quebecor Inc., a corporation incorporated and subsisting under the laws of Quebec.

                  "REFERENCE DISCOUNT RATE" means, for any Drawing Date, in respect of any Bankers' Acceptances or Drafts to be purchased pursuant to
Article 4 by (i) a Schedule I chartered bank, the average Bankers' Acceptance discount rate for the appropriate term as quoted on Reuters Screen CDOR Page (or such other page as is a replacement page for such Bankers' Acceptances) at 10:00 a.m. (Toronto time); and (ii) by any other Lender or Person, the lesser of (y) the arithmetic average of the actual discount rate quoted by at least one, but not more than two, Schedule II Reference Banks; and (z) the rate specified in
(i) plus 0.10%. If such rate is not available as of such time, then the discount rate in respect of such Banker's Acceptances and Drafts shall mean the arithmetic average of the discount rates (calculated on an annual basis and rounded to the nearest one-hundredth of 1%, with five-thousandths of 1% being rounded up) quoted by Bank of America N.A., Canada Branch and Royal Bank of Canada at 10:00 a.m. (Toronto time) as the discount rate at which each such Lender would purchase, on the relevant Drawing Date, its own Bankers' Acceptances or Drafts having an aggregate Face Amount equal to and with a term to maturity the same as the Bankers' Acceptances or Drafts to be acquired by such Lender or other Person on such Drawing Date.

                  "RELEASE" when used as a verb includes release, spill, leak, emit, deposit, discharge, leach, migrate or dispose into the environment and the term "RELEASE" when used as a noun has a correlative meaning, but does not include any emission or discharge pursuant to a valid Environmental Permit.

                  "REMEDIAL ACTION" means any action required under any applicable Environmental Law to (i) clean up, remove, treat or in any other way deal with Hazardous Substances in the environment; (ii) prevent any Release of Hazardous Substances where such Release would violate any Environmental Laws or would endanger or threaten to endanger public health or welfare or the environment; or (iii) perform remedial studies, investigations, restoration and post-remedial studies, investigations and monitoring on, about or in connection with any of the Owned Properties, the Leased Properties or other Assets of the Borrower and its subsidiaries.

                  "SCHEDULE II REFERENCE BANKS" means Bank of America, N.A, Canada Branch and Credit Suisse First Boston, Toronto Branch.

                  "SECURITY" means, at any time, the Security Interests in favour of the Administrative Agent or the Lenders, or both, in the Assets and properties of the Borrower and the Guarantors (save for Assets excluded under the Security Documents) securing their obligations under this Agreement or the other Credit Documents (excluding the subordination agreements referred to in that definition), including for greater certainty the obligations under the Hedging Agreements and the Overdraft Facility.

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                                      27


                  "SECURITY DOCUMENTS" means the agreements described in
Schedule 5 and annexed thereto and any other Security granted to the Administrative Agent or the Lenders, or both (including Security granted by a new Guarantor), as security for the obligations of the Borrower and the Guarantors under this Agreement, the other Credit Documents (excluding the subordination agreements referred to in that definition) and, for greater certainty, the Overdraft Facility.

                  "SECURITY INTEREST" means any hypothec, mortgage, pledge, security interest, encumbrance, lien, charge or deposit arrangement or any other arrangement or condition that in substance secures payment or performance of an obligation and includes the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

                  "SELECTED AMOUNT" means, with respect to a Libor Advance, the amount in respect of which the Borrower has asked, in accordance with Section 3.02, that the interest payable thereon be calculated on the Libor Basis.

                  "SENIOR NOTES" means the notes created under the Senior
Note Indenture and dated as of February 7, 2003, designated as "7-5/8% Senior Notes" , and maturing on February 15, 2013 , as same may be amended, modified or supplemented from time to time, provided that no such amendment shall affect the unsecured nature of the Senior Notes, nor shall it shorten the maturity of the Senior Notes to any period which is less than one year following the expiry of the Term of the last to expire of Facility A or Term Facility B.

                  "SENIOR NOTE INDENTURE" means the trust indenture dated as of February 7, 2003 between National City Bank and the Borrower under which the Senior Notes were issued, as same may be amended, modified or supplemented from time to time, provided that no such amendment shall affect the unsecured nature of the Senior Notes, nor shall it shorten the maturity of the Senior Notes to any period which is less than one year following the expiry of the Term of the last to expire of Facility A or Term Facility B.

                  "SUBSIDIARY" means any Person in respect of which the majority of the issued and outstanding capital stock (including securities convertible into voting shares and options to purchase voting shares) granting a right to vote in all circumstances is at the relevant time owned by the Borrower and/or one or more of its subsidiaries, and includes a partnership and limited partnership that would be an Affiliate if it were a corporation. The subsidiaries of the Borrower are listed in Schedule 7.01(a).

                  "SUBORDINATED DEBT" means, in respect of any Person, Debt of such Person which (i) has covenants, events of default and redemption, repurchase and modification provisions, in the aggregate, that are not materially less favorable to such Person than the covenants, events of default and redemption, repurchase and modification provisions of the Senior Notes as in effect on the Closing Date; (ii) have no required redemption provisions and mature after the later of the expiry of the Term of Facility A or Facility B;
(iii) are unsecured; (iv) have no payment of interest following an Event of Default which has not been waived, and do not contemplate any payment of principal, voluntary (except out of the proceeds of the issuance of other Subordinated Debt, and not following a Default which has occurred and is continuing or an Event of Default which has not been waived)

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                                      28

or involuntary, at any time prior to the expiry of the Term of the last to expire of Facility A or Term Facility B; and (v) provides that the Accommodations Outstanding and any other amounts payable hereunder or under any Credit Document will have the benefit of such subordination terms.

                  "SWINGLINE LENDER" means the Lender which has provided a Swingline Commitment hereunder. For the purposes hereof, the Swingline Lender shall be Bank of America N.A., Canada Branch, unless such Swingline Lender no longer wishes to act as such, in which case the provisions of Section 10.09 hereof shall apply, MUTATIS MUTANDIS, except that only the Facility A Lenders (and not the Term Lenders) shall appoint such replacement Swingline Lender.

                  "SYNTHETIC LEASE" means any synthetic lease or similar off-balance sheet financing product where such transaction is considered borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP.

                  "TAX BENEFIT TRANSACTION" means, for so long as the Borrower is a direct or indirect subsidiary of Quebecor, any transaction between a Loan Party and Quebecor or any of its Affiliates, the primary purpose of which is to create tax benefits for any Loan Party or for Quebecor or any of its Affiliates; PROVIDED, HOWEVER, that (1) the Loan Party involved in the transaction obtains a favorable tax ruling from a competent tax authority or a favorable tax opinion from a nationally recognized Canadian law or accounting firm having a tax practice of national standing as to the tax efficiency of the transaction for such Loan Party; (2) the Borrower delivers to the Administrative Agent (a) a resolution of the board of directors of the Borrower to the effect the transaction will not prejudice the Lenders and certifying that such transaction has been approved by a majority of the disinterested members of such board of directors and (b) an opinion as to the fairness to such Loan Party of such transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing in the United States or Canada; (3) such transaction is set forth in writing; and (4) the Consolidated EBITDA of the Borrower is not reduced after giving PRO FORMA effect to the transaction as if the same had occurred at the beginning of the most recently ended four fiscal quarter period of the Borrower for which internal financial statements are available; PROVIDED, HOWEVER, that if such transaction shall thereafter cease to satisfy the preceding requirements as a Tax Benefit Transaction, it shall thereafter cease to be a Tax Benefit Transaction for purposes of this Agreement and shall be deemed to have been effected as of such date and, if the transaction is not otherwise permitted by this Agreement as of such date, the Borrower will be in Default hereunder if such transaction does not comply with the preceding requirements or is not otherwise unwound within 30 days of that date.

                  "TAXES" has the meaning specified in Section 12.07(1).

                  "TERM" means the period commencing on the Closing Date and terminating with respect to (i) Facility A, five (5) years therefrom, and (ii) Term Facility B, six (6) years therefrom.

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                                      29

                  "TERM FACILITY B" means the term credit facility in an amount of US$230,000,000 made available to the Borrower in accordance with
Article 2.

                  "US PRIME RATE" means, for any day, a fluctuating rate per annum (expressed as an annual rate calculated based on a 365 or 366 day year, as the case may be) equal to the higher of (a) the Federal Funds Effective Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" in the U.S.A. The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "US PRIME RATE ADVANCE" means, at any time, the part of the Advances in US $ in respect of which interest is calculated in accordance with the provisions of Section 3.09.

                  "US DOLLARS" or "US $" means the lawful currency of the United States of America in same day immediately available funds or, if such funds are not available, the currency of the United States of America which is ordinarily used in the settlement of international banking operations on the day on which any payment or any calculation must be made pursuant to this Agreement;

                  SECTION 1.02. GENDER AND NUMBER. Any reference in the Credit Documents to gender includes all genders, and words importing the singular number only include the plural and vice versa.

                  SECTION 1.03. INTERPRETATION NOT AFFECTED BY HEADINGS, ETC. The provisions of a Table of Contents, the division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  SECTION 1.04. CURRENCY. All references in the Credit Documents to dollars, unless otherwise specifically indicated, are expressed in Canadian currency.

                  SECTION 1.05. CERTAIN PHRASES, ETC. In any Credit Document (i)
(y) the words "including" and "includes" mean "including (or includes) without limitation" and (z) the phrase "the aggregate of", "the total of", "the sum of", or a phrase of similar meaning means "the aggregate (or total or sum), without duplication, of", and (ii) in the computation of periods of time from a specified date to a later specified date, unless otherwise expressly stated, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                  SECTION 1.06. ACCOUNTING TERMS. All accounting terms not specifically defined in this Agreement shall be interpreted in accordance with GAAP.

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                                      30

                  SECTION 1.07. NON-BUSINESS DAYS. Whenever any payment is stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or Fees, as the case may be.

                  SECTION 1.08. RATEABLE PORTION OF ACCOMMODATIONS. References in this Agreement to a Lender's rateable portion of Advances, Drawings, Letters of Credit, Drafts and Banker's Acceptances or rateable share of payments of principal, interest, Fees or any other amount, shall mean and refer to a rateable portion or share as nearly as may be rateable in the circumstances, as determined in good faith by the Administrative Agent. Each such determination by the Administrative Agent shall be PRIMA FACIE evidence of such rateable share.

                  SECTION 1.09. INCORPORATION OF SCHEDULES. The schedules attached to this Agreement shall, for all purposes of this Agreement, form an integral part of it.

                                    ARTICLE 2
                                CREDIT FACILITY

                  SECTION 2.01. AVAILABILITY. (1) Each Lender individually and not jointly and severally (or solidarily) agrees, on the terms and conditions of this Agreement, to make Accommodations rateably to the Borrower in accordance with such Lender's Facility A Commitment and / or Term Credit Commitment. Accommodations under Facility A may be made available as (i) Prime Rate Advances and Swingline Advances, where applicable, pursuant to Article 3; (ii) Bankers' Acceptances pursuant to Article 4; or Letters of Credit under Article 5. Accommodations under Term Facility B may be made available as Libor Advances or as US Prime Rate Advances. The Swingline Lender agrees, on the terms and conditions of this Agreement, to make Swingline Advances to the Borrower in accordance with its Swingline Commitment. The Issuing Lender agrees, on the terms and conditions of this Agreement, to make Letters of Credit available to the Borrower in accordance with the provisions of Article 5.

                  (2) The failure of any Lender to make an Accommodation shall not relieve any other Lender of its obligation, if any, in connection with any such Accommodation, but no Lender is responsible for any other Lender's failure in respect of such Accommodation.

                  (3) The Administrative Agent shall give each Lender prompt notice of any (i) Accommodation Notice received from the Borrower and of each Lender's rateable portion of any Accommodation; and (ii) other notice received by it from the Borrower under this Agreement.

                  SECTION 2.02. COMMITMENTS AND FACILITY LIMITS. (1) The Accommodations Outstanding (i) to all Facility A Lenders under Facility A shall not at any time exceed the Facility A Commitment; and (ii) to each Facility A Lender under Facility A shall not at any time exceed such Lender's Facility A Commitment (provided, for greater certainty, that the Swingline

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                                      31

Lender's Facility A Commitment shall not be reduced by more than its rateable portion of Swingline Advances made or to be made by it in its capacity as Swingline Lender, and the Issuing Lender's Facility A Commitment shall not be reduced by more than its rateable portion of the Accommodations Outstanding by Letter of Credit made or to be made by it in its capacity as Issuing Lender). The principal amount of all Swingline Advances outstanding to the Swingline Lender shall not, at any time, exceed the Swingline Commitment, which shall itself not exceed Cdn.$5,000,000. The aggregate Face Amount of Letters of Credit outstanding shall not at any time exceed Cdn.$2,000,000. The Accommodations Outstanding (a) to all Term Lenders under Term Facility B shall not at any time exceed the Term Credit Commitment; and (b) to each Term Lender under Term Facility B shall not at any time exceed such Lender's Term Credit Commitment.

                  (2) Facility A shall revolve and, except as otherwise provided herein, no payment under Facility A shall reduce the Facility A Commitment or any Lender's Facility A Commitment. Term Facility B shall not revolve and any amount repaid or prepaid, as the case may be, under Term Facility B cannot be reborrowed and shall reduce the Term Credit Commitment by the amount repaid or prepaid, as the case may be.

                  (3) A conversion from one Type of Accommodation to another Type of Accommodation shall not constitute a repayment or prepayment.

                  SECTION 2.03. USE OF PROCEEDS. (1) The Borrower may use the proceeds of any Accommodations under Facility A (i) for general corporate purposes, (ii) in respect of an amount of not more than $5,000,000, to provide for the Defeasance of the Existing Credit Agreement and the Existing Notes and
(iii) to make Additional Distributions, provided that no Accommodation for such purpose shall be permitted unless the remaining (unused) Facility A Commitment available under Facility A after making any such Additional Distribution would be at least $25,000,000.

                  (2) The Borrower may use the proceeds of any Accommodations under Term Facility B, together with other funds available to it, (i) to refinance the outstanding principal amount of existing bank Debt of the Borrower in an aggregate amount of approximately Cdn.$301,000,000; (ii) to repay the Existing Notes (including interest and prepayment premiums) of approximately US$165,000,000; and (iii) to make a Permitted Distribution in an amount of approximately Cdn.$260,000,000 to Quebecor Media Inc., directly or indirectly.

                  (3) No proceeds of any Advance will be used to purchase or carry any equity security of a class which is registered pursuant to Section 12 of the U.S. SECURITIES EXCHANGE ACT of 1934, as amended, or any "margin stock", as defined in Federal Reserve System Board of Governors Regulation U, or for a purpose which violates, or would be inconsistent with, Federal Reserve System Board of Governors Regulation T, U or X. Terms used in this Section for which meanings are provided in Federal Reserve System Board of Governors Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, have the meaning so provided.

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                                      32


                  SECTION 2.04. MANDATORY REPAYMENTS AND REDUCTIONS OF COMMITMENTS. (1) Subject to Section 9.01, the Borrower shall repay the Accommodations Outstanding under Facility A on the last day of the Term.

                  (2) Subject to Section 9.01, the Borrower shall repay the Accommodations Outstanding under Term Facility B in quarterly installments equal to .25% of the full amount of Term Facility B, being US$230,000,000, each such installment being payable on the last Business Day of each of the months of April, July, October and January of each year until January 31, 2009, and shall repay the balance of the Accommodations Outstanding under Term Facility B on the last day of the Term of Term Facility B.

                  SECTION 2.05. MANDATORY PREPAYMENTS. (1) Subject to subsection (5) hereof, the Borrower agrees to make the following mandatory prepayments ("MANDATORY PREPAYMENTS").

                  (2) Subject to the next following sentence, an amount equal to the Net Proceeds from any Disposition of any Assets in excess of $10,000,000 by the Borrower or any of the Guarantors (other than any Disposition of Assets permitted pursuant to clauses (i), (ii), (iii) and (iv) of Section 8.02(d)) shall be applied within 365 days of receipt to the PRO RATA prepayment of Accommodations Outstanding under (i) firstly, Term Facility B; and (ii) secondly, Facility A (provided that the Facility A Commitment shall not be reduced as a result of such payment), in each case, in accordance with Section
2.09 hereof, except to the extent that the Net Proceeds from such Disposition of Assets are reinvested (other than in cash or Cash Equivalents) in the Business within 360 days of the date of receipt of such Net Proceeds.

                  (3) Subject as provided in the next following sentence, an amount equal to 75% of the Net Proceeds of any Subordinated Debt (other than, for greater certainty, Subordinated Debt, the Net Proceeds of which are used to repay or prepay the Senior Notes or other Subordinated Debt within two Business Days of the date of receipt of such Net Proceeds) by the Borrower or the Guarantors shall be applied to the prepayment of the Accommodations Outstanding under Term Facility B, in accordance with Section 2.09 hereof. The percentage of Net Proceeds payable pursuant to this Section 2.05(3) shall be reduced to 50% for any Subordinated Debt if, as of the last day of the most recently completed Financial Quarter, the Leverage Ratio is less than 2.5:1, and would not exceed 2.5:1 as a result of the incurrence of such new Subordinated Debt (as evidenced by a Compliance Certificate delivered to the Administrative Agent and the Lenders).

                  (4) Subject as provided in the next following sentence, an amount equal to 75% of the Net Proceeds from the issuance of any securities (other than the Back-to-Back Securities, the Existing Back-to-Back Securities and Debt securities, but including Debt securities of the nature described in clause (viii) of the definition of "Debt") by the Borrower or the Guarantors (other than the issuance of equity among or of any capital contribution by any Person in the Borrower or by any Guarantor in another Loan Party) shall be applied to the prepayment of the Accommodations Outstanding under Term Facility B, in accordance with Section 2.09 hereof. The percentage of Net Proceeds payable pursuant to this Section 2.05(4)

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                                      33

shall be reduced to 50% for any issuance of securities if, as of the last day of the most recently completed Financial Quarter, the Leverage Ratio is less than 2.5:1 (as evidenced by a Compliance Certificate delivered to the Administrative Agent and the Lenders).

                  (5) The Borrower shall advise the Administrative Agent of its intention to make any such Mandatory Prepayment by notice in writing substantially in the form of Schedule 2, at least 10 and not more than 20 Business Days before the Mandatory Prepayment is due, and shall pay the amount of such Mandatory Prepayment to the Administrative Agent when it is due. In addition, the Borrower shall, at the same time, make a written offer (an "OFFER") to the Term Lenders, by sending such Offer, substantially in the form of Schedule 3, to the Administrative Agent for distribution to the Term Lenders, setting out the entitlement of each such Lender to such Mandatory Prepayment (other than any Unacceptable Payment, as defined below). Each Term Lender shall irrevocably respond to the Offer, with a copy to the Administrative Agent, at least 3 Business Days' before the Mandatory Prepayment is due. Failure on the part of any Term Lender to so respond shall be deemed an acceptance of the Offer by such Term Lender. All proceeds of each Mandatory Prepayment shall be applied rateably amongst the Term Lenders to repay and permanently reduce Term Facility B in inverse order of maturity. However, the Borrower shall not be obliged to make an Offer and the Term Lenders shall not accept any Mandatory Repayment if, as a result thereof, the Term Lenders would receive, within 5 years and 10 days from the date of the first Advance under Term Facility B, an amount that, when added to the scheduled repayments contemplated by Section 2.04 and to all other Mandatory Prepayments made prior to that date, would be equal to or would exceed 25% of the amount of the initial Advance under Term Facility B (an "UNACCEPTABLE PAYMENT"). If any Term Lender decides not to accept any such Mandatory Repayment, the amount of such Mandatory Repayment that would have been paid to such Term Lender shall be paid to the Facility A Lenders to reduce the Accommodations Outstanding, but not the Commitments, under Facility A; provided that if there are no Accommodations Outstanding under Facility A at such time, such amount may be retained by the Borrower.

No such Mandatory Prepayment may be made on a date that would require a Libor Advance to be prepaid, except in accordance with the provisions of Section 12.06(4), provided that the Borrower may cash collateralize such Libor Advances (and Bankers' Acceptances) in accordance with the provisions of Section 2.10.

                  SECTION 2.06. OPTIONAL PREPAYMENTS AND REDUCTIONS OF COMMITMENTS. (1) The Borrower may, subject to the provisions of this Agreement,
(i) prepay without penalty or bonus Accommodations Outstanding under any Credit Facility; or (ii) reduce the Lenders' Facility A Commitment, and, if required as a result of such reduction, the Accommodations Outstanding under Facility A, in each case in whole or in part, subject to providing seven (7) Business Days' notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment or reduction. Each partial prepayment or reduction shall be in a minimum aggregate principal amount of US$5,000,000 in respect of Term Facility B and $1,000,000 in respect of Facility A and in an integral multiple of $1,000,000 or US$1,000,000, as the case may be.

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                                      34


                  (2) The Borrower may not in any event prepay the amount of any Drawing on any date other than the maturity date for the relevant Drawing, provided that the Borrower may cash collateralize such Drawings in accordance with the provisions of Section 2.10.

                  SECTION 2.07. FEES. (1) The Borrower shall pay to the Administrative Agent, for the account of the Facility A Lenders, a fee calculated at a rate per annum equal to the Applicable Commitment Fee calculated on the unused and uncancelled portion of Facility A (determined without regard to any Swingline Advance) calculated daily and payable in arrears on the last day of each calendar quarter and on the last day of the Term of Facility A.

                  (2) The Borrower shall pay to Banc of America Securities LLC a fee determined in accordance with the Commitment Letter accepted by the Borrower dated January 13, 2003, payable in accordance with its terms.

                  SECTION 2.08. PAYMENTS UNDER THIS AGREEMENT. (1) Unless otherwise expressly provided in this Agreement, the Borrower shall make any payment required to be made by it to the Administrative Agent or any Lender by depositing the amount of the payment to the appropriate Agency Branch Account not later than 10:00 a.m. (Toronto time) on the date the payment is due. The Administrative Agent shall distribute to each Lender, promptly on the date of receipt by the Administrative Agent of any payment, an amount equal to the amount then due to each Lender. Any amount received by the Administrative Agent for the account of the Lenders shall be held as mandatary for the Lenders until distributed.

                  (2) Unless otherwise expressly provided in this Agreement, the Administrative Agent shall make Accommodations and other payments to the Borrower under this Agreement by transferring the amount of the payment in the relevant currency to the Borrower's account as may be instructed by the Borrower in writing on the date the payment is to be made.

                  (3) The Borrower hereby authorizes each Lender, if and to the extent payment owed to such Lender by the Borrower is not made to the Administrative Agent when due, to charge from time to time any amount due against any or all accounts of the Borrower with such Lender.

                  (4) All payments by the Borrower under Facility A shall be in Canadian Dollars. All payments by the Borrower under the Term Facility shall be in US Dollars.

                  SECTION 2.09. APPLICATION OF PAYMENTS AND PREPAYMENTS. (1) Subject to paragraph (2) hereof, each prepayment pursuant to Section 2.05 and
Section 2.06 in respect of Term Facility B shall be applied to the instalments pursuant to Section 2.04 in the inverse order of their maturity, subject to paying the applicable breakage costs (as contemplated by Section 12.06) if any Libor Advance is prepaid.

                  (2) All amounts received by the Administrative Agent from or on behalf of the Borrower and not previously applied pursuant to this Agreement shall be applied by the

Administrative Agent as follows (i) first, in reduction of the Borrower's obligation to pay any amounts owing to the Administrative Agent; (ii) second, in reduction of the Borrower's obligation to pay any unpaid interest and any Fees which are due and owing; (iii) third, in reduction of the Borrower's obligation to pay any Claims or Losses referred to in Sections 12.06; (iv) fourth, in reduction of the Borrower's obligation to pay any amounts due and owing on account of any unpaid principal amount of Accommodations Outstanding or amounts under Hedging Agreements which are due and owing; (v) fifth, in reduction of the Borrower's obligation to pay any other unpaid amounts which are due and owing to the Lenders; (vi) sixth, in reduction of any other obligation of the Borrower under this Agreement and the other Credit Documents; and (vii) seventh, to the Borrower or such other Persons as may lawfully be entitled to or directed to receive the remainder.

                  SECTION 2.10 CASH COLLATERALIZATION OF CERTAIN PAYMENTS AND PREPAYMENTS. If a payment or Mandatory Prepayment to be made would require the repayment of outstanding Bankers' Acceptances, Letters of Credit or Libor Advances prior to their maturity, the Borrower shall provide to the Administrative Agent cash collateral in an amount equal to the Face Amount of such Bankers' Acceptances or Letters of Credit or the principal amount of such Libor Advances, as the case may be, which cash collateral shall be held by the Administrative Agent in an interest bearing account, or invested, in accordance with the instructions of the Borrower (provided no Default has occurred and is continuing and no Event of Default has occurred), in Cash Equivalents (in either case, with interest for the benefit of the Borrower), and used to repay same at maturity. However, in the case where the payment or Mandatory Prepayment would require the actual prepayment of a Libor Advance, the Borrower may elect to prepay same and pay to the Administrative Agent for the Lenders the amount of the losses, costs and expenses suffered or incurred by the Lenders with respect thereto which are referred to in Section 12.06(4).

                  SECTION 2.11. COMPUTATIONS OF INTEREST AND FEES. (1) All computations of interest shall be made by the Administrative Agent taking into account the actual number of days occurring in the period for which such interest is payable, and a year of 365/366 days, or, in the case of a Libor Advance, 360 days.

                  (2) All computations of Fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, taking into account the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable.

                  (3) For purposes of the INTEREST ACT (Canada), (i) whenever any interest or Fee under this Agreement is calculated using a rate based on a number of days less than a full year, such rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (z) divided by the number of days comprising such calculation basis; (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement; and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

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                                      36


                  (4) No provision of this Agreement shall have the effect of requiring any Borrower to pay interest (as such term is defined in section 347 of the CRIMINAL CODE OF CANADA) at a rate in excess of 60% per annum, taking into account all other amounts which must be taken into account for the purpose thereof and, to such extent, the Borrower's obligation to pay interest hereunder shall be so limited.


                                  ARTICLE 3
                                   ADVANCES

                  SECTION 3.01. THE ADVANCES. (1) Each Facility A Lender individually, and not jointly and severally (or solidarily) agrees, on the terms and conditions of this Agreement, and from time to time prior to the date which is one Business Day prior to the last Business Day of the Term of Facility A, to make Prime Rate Advances to the Borrower on any Business Day. The Swingline Lender agrees, on the terms and conditions of this Agreement, and from time to time prior to the date which is one Business Day prior to the last Business Day of the Term of Facility A and subject to the right of the Swingline Lender to cease acting as such upon thirty (30) days notice to the Administrative Agent and the Borrower (except where a Default has occurred and is continuing, in which case no prior notice shall be required), to make Prime Rate Advances to the Borrower on any Business Day, and immediately thereupon, each Facility A Lender shall be deemed to, and irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Advance in an amount equal to its rateable share of same. The Borrower shall repay all outstanding Swingline Advances of the Swingline Lender not less frequently than by the 15th of each month and the second-to-last Business Day of each month, failing which a Mandatory Borrowing (as defined and contemplated in paragraph (2) below) shall occur. If the Swingline Lender elects to resign as such, the Borrower shall be obliged to find a replacement Swingline Lender, failing which the Swingline Commitment will expire (but, for greater certainty, without reducing the Facility A Commitment) and no Swingline Advances will be available. Each Advance (other than Swingline Advances) shall be made rateably by the applicable Lenders.

                  (2) Upon receipt by the Swingline Lender of a notice from the Administrative Agent that one or more of the applicable conditions specified in
Section 6.02 are not then satisfied, no further Advances shall be made or issued, as the case may be, by the Swingline Lender. Upon receipt of a notice from the Administrative Agent that a Default has occurred and is continuing, the Swingline Lender may, in its sole discretion, give notice to the Administrative Agent who shall forthwith notify the Facility A Lenders that the principal amount of its outstanding Swingline Advances shall be funded with an Advance under Facility A (provided that even absent such notice of a Default, such notice shall be deemed to have been given (a) at 10:00 a.m. Toronto time on the 15th of each month and the second-to-last Business Day of each month if the Borrower shall not have repaid all Swingline Advances on or prior to such days,
(b) on the last day of the Term of Facility A if the Borrower shall not have repaid all Swingline

Advances on or prior to such day, and (c) upon the occurrence of a demand pursuant to Section 9.01 or an Event of Default, in which case Advances under Facility A (each such Advance, a "MANDATORY BORROWING") shall be made on the next Business Day by all Facility A Lenders, so that immediately after the Mandatory Borrowing, each such Facility A Lender shall share rateably in the Accommodations Outstanding under Facility A and the proceeds shall be applied directly by the Administrative Agent to repay Advances outstanding to the Swingline Lender. Each applicable Facility A Lender shall make Advances pursuant to a Mandatory Borrowing in the amount and in the manner specified in writing by the Administrative Agent notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum amount for Advances otherwise required under this Agreement; (ii) that the conditions specified in Article 6 are not satisfied; (iii) that a Default has occurred and is continuing or an Event of Default has occurred; (iv) the date of such Mandatory Borrowing; and (v) any reduction in the Facility A Commitment after any Advance was made by the Swingline Lender.

                  (3) Each Term Lender individually, and not jointly and severally (or solidarily) agrees, on the terms and conditions of this Agreement, to make Libor Advances and US Prime Rate Advances to the Borrower on any Business Day. Each Advance shall be made rateably by the applicable Lenders. All Advances under Term Facility B shall be in US Dollars alone. The initial Advance under Term Facility B shall be for the full amount available thereunder and shall be made on the Closing Date. Any portion of the Advances available to the Borrower under Term Facility B that is not borrowed as part of such initial Advance or that is repaid shall not again be available for borrowing, although Libor Advances may be rolled over into new Libor Advances or converted into US Prime Rate Advances, and US Prime Rate Advances may be converted into Libor Advances.

                  SECTION 3.02. PROCEDURE FOR ADVANCES. Except as provided in
Section 3.02(2), each Advance shall be in a minimum amount of $1,000,000 for Prime Rate Advances and US Prime Rate Advances, and $5,000,000 for Libor Advances, and in an integral multiple of $1,000,000 in each case, and shall be subject to the Borrower providing the appropriate number of days' prior notice specified in this Agreement (being one Business Day's notice for Prime Rate Advances and US Prime Rate Advances and three Banking Days' notice for Libor Advances), given not later than 10:00 a.m. (Toronto time) by the Borrower to the Administrative Agent. Each notice of an Advance (a "BORROWING NOTICE") shall be in substantially the form of Schedule 1, shall be irrevocable and binding on the Borrower and shall specify (i) the requested date of the Advance; (ii) the aggregate amount of the Advance; and (iii) the Credit Facility under which such Advance is requested. Upon receipt by the Administrative Agent of funds from the Lenders and fulfilment of the applicable conditions set forth in Article 6, the Administrative Agent will make such funds available to the Borrower in accordance with Article 2.

                  (2) Each Swingline Advance may be made on the same day, and in such amount (provided that each Swingline Advance shall be in a minimum amount of $500,000, and there shall be no more than 2 Swingline Advances per week), as requested by the Borrower by giving an irrevocable telephone notice on any Business Day to the Swingline Lender and to the Administrative Agent, followed by the immediate delivery of a written Borrowing Notice to the Swingline Lender (with a copy to the Administrative Agent on the same day).

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                                      38


                  SECTION 3.03. LIBOR ADVANCES. If the Advance requested is a Libor Advance, the Administrative Agent shall determine the LIBOR which will be in effect on the date of the Advance (which must be a Banking Day), with respect to the Selected Amount or to each of the Selected Amounts, as the case may be, having a maturity of 1, 2, 3 or 6 months (subject to availability, or such other period of 10 to 180 days which may be available and is acceptable to the Administrative Agent) from the date of the Advance (a "DESIGNATED PERIOD"). However, if the Borrower has not delivered a notice to the Administrative Agent in a timely manner in accordance with the provisions of Section 3.02, the Borrower shall be deemed to have requested a US Prime Rate Advance. In addition, the Borrower may not have more than 15 different Libor Advances outstanding at any time.

                  SECTION 3.04. MARKET FOR LIBOR ADVANCES. If, at any time or from time to time, as a result of market conditions, (i) there exists no appropriate or reasonable method to establish LIBOR, for a Selected Amount or a Designated Period, or (ii) US Dollar deposits are not available to the Lenders in such market in the ordinary course of business in amounts sufficient to permit them to make the Libor Advance, for a Selected Amount or a Designated Period, such Lenders shall so advise the Administrative Agent and, any such Lenders shall not be obliged to honour any Borrowing Notice in connection with any Libor Advances, and the Borrower's option to request Libor Advances shall thereupon be suspended upon notice by the Administrative Agent to the Borrower.

                  SECTION 3.05. SUSPENSION OF LIBOR ADVANCE OPTION. If a notice has been given by the Administrative Agent in accordance with Section 3.04, Libor Advances, or any part thereof, shall not be made (whether as an Advance, a conversion or an extension) by the Lenders affected by the circumstances referred to in Section 3.04 and the right of the Borrower to choose that Libor Advances from such Lenders be made or, once made, be converted or extended into a Libor Advance shall be suspended until such time as the Administrative Agent has determined that the circumstances having given rise to such suspension no longer exist, in respect of which determination the Administrative Agent shall advise the Borrower within a reasonable delay.

                  SECTION 3.06. LIMITS ON LIBOR ADVANCES. Nothing in this Agreement shall be interpreted as authorizing the Borrower to borrow by way of Libor Advances for a Designated Period expiring on a date which results in a situation where Term Facility B cannot be reduced as required by this Agreement, or on a date which is after the expiry of the Term.

                  SECTION 3.07. CONVERSIONS OF ADVANCES. The Borrower may elect to convert an Advance, or any portion thereof, to another type of Accommodation in the same currency upon the number of days notice specified in Section 3.02 by sending an Accommodation Notice on any Business Day.

                  SECTION 3.08. INTEREST ON PRIME RATE ADVANCES. Subject to the next following sentence, the Borrower shall pay interest on the unpaid principal amount of each Prime Rate Advance from the date of such Advance until the date on which the principal amount of the Prime Rate Advance is repaid in full at a rate per annum equal at all times to the Canadian Prime

Rate in effect from time to time plus the Applicable Margin, calculated daily, and payable in arrears (i) on the last day of each month in each year; and (ii) when such Advance becomes due and payable in full pursuant to the provisions hereof. Any amount of principal of or interest on any such Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall (to the extent permitted by Law) bear interest (both before and after judgment), from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal to the sum of (i) the Canadian Prime Rate in effect from time to time; (ii) the Applicable Margin; and (iii) 2%.

                  SECTION 3.09. INTEREST ON US PRIME RATE ADVANCES. Subject to the next following sentence, the Borrower shall pay interest on the unpaid principal amount of each US Prime Rate Advance from the date of such Advance until the date on which the principal amount of the US Prime Rate Advance is repaid in full at a rate per annum equal at all times to the US Prime Rate in effect from time to time plus the Applicable Margin, calculated daily, and payable in arrears (i) on the last day of each month in each year; and (ii) when such Advance becomes due and payable in full pursuant to the provisions hereof. Any amount of principal of or interest on any such Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall (to the extent permitted by Law) bear interest (both before and after judgment), from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal to the sum of (i) the US Prime Rate in effect from time to time; (ii) the Applicable Margin; and (iii) 2%.

                  SECTION 3.10. INTEREST ON LIBOR ADVANCES. The principal amount of the Libor Advances which at any time and from time to time remains outstanding shall bear interest, calculated daily, on the daily balance of such Libor Advances, from the date of each Libor Advance, at the annual rate (calculated based on a 360-day year) applicable to each of such days which corresponds to the LIBOR applicable to each Selected Amount, plus the Applicable Margin, and shall be effective as and from the date of each Libor Advance up to and including the last day of the applicable Designated Period. LIBOR shall be promptly transmitted to the Borrower two Banking Days prior to the date on which the Libor Advance is to be made. Such interest shall be payable to the Administrative Agent, in arrears, on the last day of the Designated Period when the Designated Period is 1 to 3 months, and when the Designated Period exceeds 3 months, on the last Business Day of each period of 3 months during such Designated Period, and on the last day of the Designated Period. Any amount of principal of or interest on any such Libor Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall (to the extent permitted by Law) bear interest (both before and after judgment), from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal to the sum of (i) the LIBOR in effect from time to time; (ii) the Applicable Margin; and (iii) 2%.

                                   ARTICLE 4
                            BANKERS' ACCEPTANCES

                  SECTION 4.01 ACCEPTANCES AND DRAFTS. (1) Each Facility A Lender individually, and not jointly and severally (or solidarily) agrees, on the terms and conditions of this Agreement and from time to time on any Business Day prior to the expiry of the Term of Facility A (i) in the case of a Facility A Lender which is willing and able to accept Drafts, to create acceptances ("BANKERS' ACCEPTANCES") by accepting Drafts and to purchase such Bankers' Acceptances in accordance with Section 4.03(2), (ii) in the case of a Facility A Lender which is unable to accept Drafts, to purchase completed Drafts (which have not and will not be accepted by the Facility A Lender or any other Facility A Lender) in accordance with Section 4.03(2), (iii) in the case of a Facility A Lender which has participated or assigned all or any part of its interest in the Credit Facilities to a Participant which is willing and able to accept Drafts, to arrange for the creation of Bankers' Acceptances by such Participant and for their purchase by such Participant, to the extent of the participation or assignment, in accordance with Section 4.03(2), and (iv) in the case of a Facility A Lender which has participated or assigned all or any part of its interest in the Credit Facilities to a Participant which is unwilling or unable to accept Drafts, to arrange for the purchase by the Participant of completed Drafts (which have not and will not be accepted by such Facility A Lender or any other Facility A Lender), to the extent of the participation or assignment, in accordance with Section 4.03(2).

                  (2) Each Drawing shall be in a minimum amount of $3,000,000 and in an integral multiple of $1,000,000 and shall consist of the creation and purchase of Bankers' Acceptances or the purchase of Drafts on the same day, in each case for the Drawing Price, effected or arranged by the Facility A Lenders in accordance with Section 4.03 and their respective Facility A Lender's Commitment.

                  (3) If the Administrative Agent determines that the Bankers' Acceptances to be created and purchased or Drafts to be purchased on any Drawing (upon a conversion or otherwise) will not be created and purchased rateably by the Facility A Lenders (or any of their respective Participants) in accordance with Sections 4.01(2) and 4.03, then the requested Face Amount of Bankers' Acceptances and Drafts shall be reduced to such lesser amount as the Administrative Agent determines will permit rateable sharing and the amount by which the requested Face Amount shall have been so reduced shall be converted or continued, as the case may be, as a Prime Rate Advance under Facility A, to be made contemporaneously with the Drawing.

                  (4) The Administrative Agent is authorized by the Borrower and each Lender to allocate amongst the Facility A Lenders the Bankers' Acceptances to be issued and purchased in such manner and amounts as the Administrative Agent may, in its sole discretion, but acting reasonably, consider necessary, so as to ensure that no Lender is required to accept and purchase a Bankers' Acceptance for a fraction of $100,000, and in such event, the Lenders' respective Facility A Commitments in any such Bankers' Acceptances and repayments thereof shall be altered accordingly. Further, the Administrative Agent is authorized by the Borrower and each Facility A Lender to cause the proportionate share of one or more Lender's Accommodations

(calculated based on its Commitment) to be exceeded by no more than $100,000 each as a result of such allocations provided that the principal amount of outstanding Accommodations, including Bankers' Acceptances, shall not thereby exceed the maximum amount of the respective Commitment of each Facility A Lender.

                  SECTION 4.02. FORM OF DRAFTS. Each Draft presented by the Borrower shall (i) be in a minimum amount of $100,000 and in an integral multiple of $100,000; (ii) be dated the date of the Drawing, and (iii) mature and be payable by the Borrower (in common with all other Drafts presented in connection with such Drawing) on a Business Day which occurs (subject to availability) approximately 1, 2, 3, or 6 months after the Drawing Date (or such other period of 10 to 180 days as may be available and acceptable to the Administrative Agent), at the election of the Borrower, and on or prior to the last day of the Term of Facility A.

                  SECTION 4.03. PROCEDURE FOR DRAWING. (1) Each Drawing shall be made on notice (a "DRAWING NOTICE") given by the Borrower to the Administrative Agent not later than 10:00 a.m. (Toronto time) not less than two Business Days prior to the date on which the Drawing is to occur. Each Drawing Notice shall be in substantially the form of Schedule 1, shall be irrevocable and binding on the Borrower and shall specify (i) the Drawing Date; (ii) the fact that the Drawing is to be made under Facility A; (iii) the aggregate Face Amount of Drafts to be accepted and purchased (or purchased, as the case may be); and (iv) the contract maturity date for the Drafts.

                  (2) Not later than 1:00 p.m. (Toronto time) on an applicable Drawing Date, each Facility A Lender shall complete one or more Drafts in accordance with the Drawing Notice and either (i) accept the Drafts and purchase the Bankers' Acceptances thereby created for the Drawing Price; or (ii) purchase such Drafts for the Drawing Price, and, in each case, pay to the Administrative Agent the Drawing Proceeds in respect of such Bankers' Acceptance or Draft, as the case may be. Upon receipt of the Drawing Proceeds and upon fulfilment of the applicable conditions set forth in Article 6, the Administrative Agent shall make funds available to the Borrower in accordance with Article 2.

                  (3) The Borrower shall, at the request of any Facility A Lender, issue one or more non-interest bearing promissory notes (each a "BA EQUIVALENT NOTE") payable on the date of maturity of the unaccepted Draft referred to below, in such form as the Facility A Lender may specify and in a principal amount equal to the Face Amount of, and in exchange for, any unaccepted Drafts which the Facility A Lender has purchased or has arranged to have purchased in accordance with Section 4.03(2).

                  (4) Bankers' Acceptances purchased by a Facility A Lender or Participant may be held by it for its own account until the contract maturity date or sold by it at any time prior to that date in any relevant Canadian market in such Person's sole discretion.

                  SECTION 4.04. SIGNATURES OF DRAFT FORMS. The Borrower hereby irrevocably appoints each Facility A Lender as its lawful attorney to sign and endorse on its behalf, manually or by facsimile or mechanical signature, any BA Instrument necessary to enable each Facility A Lender to make Drawings in the manner specified in this Article 4. All Bankers' Acceptances

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                                      42

signed or endorsed on the Borrower's behalf and in accordance with its instructions by a Facility A Lender shall be binding on the Borrower, all as if duly executed and issued by the Borrower. No Facility A Lender shall be liable for any Claim or Loss arising by reason of any loss or improper use of any such BA Instruments, except arising out of the gross negligence or willful misconduct of such Lender. Each Facility A Lender shall (i) maintain a record with respect to any BA Instrument completed in accordance herewith, voided by it for any reason, accepted and purchased by it hereunder, and canceled at their respective maturities; and (ii) retain such records in the manner and for the statutory periods provided in the various provincial or federal statutes and regulations which apply to such Facility A Lender. On request by the Borrower, a Facility A Lender shall cancel all BA Instruments which have been pre-signed or pre-endorsed on behalf of such Borrower and which are held by such Facility A Lender and are not required to make Drawings in accordance with this Article 4.

                  SECTION 4.05. PAYMENT, CONVERSION OR RENEWAL OF BA INSTRUMENTS. (1) Upon the maturity of a BA Instrument, the Borrower may (i) elect to issue a replacement BA Instrument by giving a Drawing Notice in accordance with Section 4.03(1); (ii) elect to have all or a portion of the Face Amount of the BA Instrument converted to an Advance by giving a Accommodation Notice in accordance with Section 3.02; or (iii) pay, on or before 10:00 a.m. (Toronto time) on the maturity date for the BA Instrument, an amount in Canadian Dollars equal to the Face Amount of the BA Instrument (notwithstanding that a Facility A Lender may be the holder of it at maturity). Any such payment shall satisfy the Borrower's obligations under the BA Instrument to which it relates and the relevant Facility A Lender or Participant shall then be solely responsible for the payment of the BA Instrument.

                  (2) If the Borrower fails to pay any BA Instrument when due or issue a replacement in the Face Amount of such BA Instrument pursuant to Section 4.05(1), the unpaid amount due and payable shall be converted to a Prime Rate Advance made by the Facility A Lenders rateably under the applicable Credit Facility and shall bear interest calculated and payable as provided in Article
3. This conversion shall occur as of the due date and without any necessity for the Borrower to give a Borrowing Notice.

                  SECTION 4.06. CIRCUMSTANCES MAKING BANKERS' ACCEPTANCES UNAVAILABLE. (1) If, by reason of circumstances affecting the money market generally, there is no market for Bankers' Acceptances, (i) the right of the Borrower to request a Drawing shall be suspended until the circumstances causing a suspension no longer exist; and (ii) any Drawing Notice which is outstanding shall be deemed to be an Accommodation Notice requesting an Advance comprised of Prime Rate Advances.

                  (2) The Administrative Agent shall promptly notify the Borrower of the suspension of the Borrower's right to request a Drawing and of the termination of any suspension.

                  SECTION 4.07. DEPOSITORY BILLS AND NOTES ACT. Bankers' Acceptances may be issued in the form of a depository bill and deposited with a clearing house, both terms as defined in the DEPOSITORY BILLS AND NOTES ACT. The Administrative Agent and the Borrower shall agree on the procedures to be followed, acting reasonably. The Facility A Lenders are also authorized

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                                      43

to issue depository bills as replacements for previously issued Bankers' Acceptances, on the same terms as those replaced, and deposit them with a clearing house against cancellation of the previously issued Bankers' Acceptances.


                                   ARTICLE 5

                               LETTERS OF CREDIT


                  SECTION 5.01. LETTERS OF CREDIT. (1) The Issuing Lender agrees, in reliance upon the terms and subject to the conditions of this Agreement (and in accordance with the standard terms and conditions represented by any agreement (including the Issuing Lender's standard Letter of Credit Application Form, as defined below) that may be entered into between the Borrower and the Issuing Lender from time to time, including the payment of administrative fees and costs), to issue Letters of Credit for the account of the Borrower from time to time on any Business Day prior to the eighth-to-last day of the Term of Facility A, which Letter of Credit shall expire on the earlier of (a) one year from issuance, or (b) 7 days prior to the expiry of the Term of Facility A. The issuance of any such Letter of Credit shall require two
(2) Business Days' prior notice to the Administrative Agent and the Issuing Lender, which notice shall be accompanied by the Issuing Lender's standard Letter of Credit application form, duly completed and executed by the Borrower. The Borrower shall pay, in respect of any such Letter of Credit, fees equal to the aggregate of: (i) for the Facility A Lenders, the Applicable Margin multiplied by the Face Amount thereof (and taking into account the number of days until the expiry date thereof), and (ii) for the Issuing Lender, 1/8% per annum of the Face Amount thereof (taking into account the number of days until the expiry date thereof), payable in advance on the date of issuance, or on such other date as the Administrative Agent and the Issuing Lender may determine from time to time.

                  (2) For greater certainty, the Issuing Lender shall not be obliged to issue any Letter of Credit if as a result (a) the Accommodations Outstanding under Facility A would exceed the Facility A Commitments, (b) the Issuing Lender's or any other Lender's Facility A Commitment would be exceeded,
(c) the amount of Accommodations Outstanding by way of Letters of Credit would exceed Cdn. $2,000,000, (d) a Law or an order, judgment or decree of a Governmental Entity would be breached or would prohibit such issuance, (e) the Issuing Lender or other Facility A Lenders would incur increased costs of the nature referred to in Section 12.06 in respect of which they would not be indemnified by the Borrower, (f) the policies of the Issuing Lender would be breached.

                  (3) The Issuing Lender's Letter of Credit Application Form and any form pertaining to amendments of any Letter of Credit (collectively, the "LETTER OF CREDIT APPLICATION FORM") shall require, INTER ALIA, (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day);
(B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the Issuing Lender may require.

                  (4) Promptly after receipt of any Letter of Credit Application, the Issuing Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the Issuing Lender will provide the Administrative Agent with a copy thereof. Upon receipt by the Issuing Lender of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, the Issuing Lender shall, on the requested date, issue a Letter of Credit for the account of the Borrower in accordance with the Issuing Lender's usual and customary business practices, and immediately thereupon, each Lender shall be deemed to, and irrevocably and unconditionally agrees to, purchase from the Issuing Lender a risk participation in such Letter of Credit in an amount equal to its rateable share of same.

                  SECTION 5.02. REIMBURSEMENTS OF AMOUNTS DRAWN. (1) At or before 10:00 a.m. (Toronto time) on the earlier of (i) the date specified by a beneficiary thereof (a "BENEFICIARY") as a drawing date under a Letter of Credit; and (ii) the last day of the Term of Facility A, the Borrower shall pay to the Issuing Lender an amount in same day funds equal to the amount to be drawn by the Beneficiary in Canadian Dollars.

                  (2) If the Borrower fails to pay to the Issuing Lender an amount, in same day funds, equal to the amount of such drawing, then (i) the Borrower shall be deemed to have given a Borrowing Notice to the Administrative Agent, requesting a Prime Rate Advance under Facility A in an amount equal to the amount of such drawing; (ii) the Facility A Lenders shall, on the date of such drawing, make such Prime Rate Advance, rateably under Facility A; and (iii) the Administrative Agent shall pay the proceeds thereof to the Issuing Lender as reimbursement for the amount of such drawing.

                  (3) Each Facility A Lender shall be required to make the Prime Rate Advances referred to in Section 5.02(2) notwithstanding (i) the amount of the Prime Rate Advance in question may not comply with the minimum amount required for Advances hereunder; (ii) whether any conditions specified in
Article 6 are then satisfied; (iii) whether a Default has occurred and is continuing or whether an Event of Default has occurred; (iv) the date of such Prime Rate Advance; (v) any reduction in the Facility A Commitment; (vi) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever; (vii) whether the Facility A Commitment has been, or, after the making of such Prime Rate Advance, will be, exceeded; and (viii) any other occurrence, event or condition, whether or not similar to any of the foregoing.

                  SECTION 5.03. RISK OF LETTERS OF CREDIT. (1) In determining whether to pay under a Letter of Credit, the Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under the Letter of Credit have been delivered and that they comply on their face with the requirements of the Letter of Credit.

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                                      45


                  (2) The reimbursement obligation of the Borrower under any Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including (i) any lack of validity or enforceability of a Letter of Credit or any Credit Document; (ii) the existence of any claim, set-off, defence or other right which the Borrower may have at any time against a Beneficiary, the Issuing Lender or any other Person, whether in connection with the Credit Documents and the transactions contemplated therein or any other transaction (including any underlying transaction between such Borrower and the Beneficiary); (iii) any certificate or other document presented with a Letter of Credit proving to be forged, fraudulent or invalid or any statement in it being untrue or inaccurate, or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) the existence of any act or omission or any misuse of, a Letter of Credit or misapplication of proceeds by the Beneficiary, including any fraud in any certificate or other document presented with a Letter of Credit in each case unless, before payment of a Letter of Credit, (a) the Borrower has delivered to the Issuing Lender a written notice of the fraud together with a written request that it refuse to honour such drawing, (b) the fraud by the Beneficiary has been established to the knowledge of the Issuing Lender so as to make the fraud clear or obvious to the Issuing Lender, and (c) in the case of fraud in the underlying transaction between the Borrower and the Beneficiary, the fraud is of such character as to make the demand for payment by the Beneficiary under the Letter of Credit a fraudulent one; (v) payment by the Issuing Lender under the Letter of Credit against presentation of a certificate or other document which does not comply with the terms of the Letter of Credit unless such payment constitutes gross negligence or wilful misconduct of the Issuing Lender; (vi) any payment made by the Issuing Lender under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Law dealing with bankruptcy, insolvency or arrangements with creditors; (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower; or (viii) the existence of a Default or Event of Default.

                  (3) The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the Issuing Lender. The Borrower shall be conclusively deemed to have waived any such claim against the Issuing Lender and its correspondents unless such notice is given as aforesaid.

                  (4) The Issuing Lender shall not be responsible for (i) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits under it or proceeds of it, in whole or in part, which may prove to be invalid or ineffective for any reason; (ii) errors, omissions, interruptions or delays in transmission or delivery of any messages by mail, telecopy or otherwise;
(iii) errors in interpretation of technical terms; (iv) any loss or delay in the transmission of any document required in order to make a drawing; and (v) any consequences arising from causes beyond the control of the Issuing Lender, including the acts or omissions, whether rightful or wrongful, of any Governmental Entity. None of the above shall affect, impair, or prevent the vesting of any of

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                                      46

the Issuing Lenders' rights or powers under this Agreement. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the Issuing Lender shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Issuing Lender, any Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Lender shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Majority Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED, HOWEVER, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Issuing Lender, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Lender, shall be liable or responsible for any of the matters described in SECTION 5.03(2); PROVIDED, HOWEVER, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the Issuing Lender, and the Issuing Lender may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the Issuing Lender's willful misconduct or gross negligence or the Issuing Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Issuing Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

                  SECTION 5.04. REPAYMENTS. (1) If the Borrower is required to repay the Accommodations Outstanding pursuant to Article 9, then the Borrower shall pay to the Administrative Agent an amount equal to the Issuing Lender's contingent liability in respect of (i) any outstanding Letter of Credit; and
(ii) any Letter of Credit which is the subject matter of any order, judgment, injunction or other such determination (a "JUDICIAL ORDER") restricting payment under and in accordance with such Letter of Credit or extending the Issuing Lender's liability under such Letter of Credit beyond its stated expiration date.

                  (2) The Issuing Lender shall, with respect to any Letter of Credit, upon the later of:

         (a) the date on which any final and non-appealable order, judgment or other such determination has been rendered or issued either terminating the applicable Judicial Order or permanently enjoining the Issuing Lender from paying under such Letter of Credit; and

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                                      47

         (b) the earlier of (i) the date on which either (x) the original counterpart of the Letter of Credit is returned to the Issuing Lender for cancellation, or (y) the Issuing Lender is released by the Beneficiary from any further obligations, and (ii) the expiry (to the extent permitted by any applicable Law) of the Letter of Credit, pay to the Borrower an amount equal to the amount by which the amount paid to the Administrative Agent pursuant to Section 5.04(1) exceeds the amounts paid by the Issuing Lender under the Letter of Credit.

                  SECTION 5.05. APPLICABILITY OF ISP98 AND UCP. Unless otherwise expressly agreed by the Issuing Lender and the Borrower when a Letter of Credit is issued, (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each commercial Letter of Credit.

                  SECTION 5.06. CONFLICT WITH LETTER OF CREDIT APPLICATION. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

                                  ARTICLE 6
                            CONDITIONS OF LENDING

                  SECTION 6.01. CONDITIONS PRECEDENT TO THE INITIAL ACCOMMODATION. The obligation of each Lender to make its initial Accommodation under the Credit Facilities on or after the date hereof is subject to (i) the applicable conditions precedent in Section 6.02; and (ii) the condition precedent that the Administrative Agent and each Lender shall be satisfied with, or the Borrower or its subsidiaries, shall have delivered to the Administrative Agent, as the case may be, on or before the day of such initial Accommodation, the following, in form, substance and dated as of a date satisfactory to the Lenders and their counsel and in sufficient quantities for each Lender:

         (a) certified copies of all of the constating documents, borrowing by-laws and resolutions of the boards of directors (or any duly authorized committee thereof) of the Borrower and the Guarantors approving the borrowing and other matters contemplated by this Agreement and approving the entering into of all other Credit Documents to which it is a party and the completion of all transactions contemplated thereunder shall have been provided to the Administrative Agent, together with all other instruments evidencing necessary corporate action of the Borrower and of any required Authorization, with respect to such matters;

         (b) a certificate of the secretary or an assistant secretary of the Borrower and each of the Guarantors certifying the names and true signatures of its officers authorized to sign this Agreement and the other Credit Documents;

         (c) a certificate of status, compliance, good standing or like certificate with respect to the Borrower and each of the Guarantors issued by the appropriate government officials of the jurisdiction of its incorporation and of each jurisdiction in which it owns any material assets or carries on any material business;

         (d) certification as to the financial condition and solvency of, and the absence of Default and compliance with laws and obligations in all material respects by, the Borrower and each Guarantor, from the chief financial officer or a senior financial officer of the relevant Person;

         (e) there shall not exist (i) any order, decree, judgment, ruling or injunction which restrains the consummation of the financing contemplated hereby or (ii) any pending or threatened action, suit, investigation or proceeding which, if adversely determined, would reasonably be expected to materially adversely affect the ability of the Borrower or any Guarantor to perform any of its obligations under the Credit Documents or the ability of the Lenders to exercise their rights thereunder;

         (f) all environmental reports, insurance certificates and such other reports, audits or certifications as it may reasonably request;

         (g) the corporate, capital and ownership structure of the Borrower and its subsidiaries;

         (h) the Borrower shall have provided an irrevocable direction of payment to the Administrative Agent pursuant to which the Borrower instructs the Administrative Agent, contemporaneously with the first Accommodation hereunder and using the proceeds thereof, as well as additional funds to be provided by the Borrower, to cause the Defeasance of (i) the Existing Credit Agreement and
(ii) the Existing Notes;

         (i) all material Liens on the property of the Borrower and its subsidiaries, other than Permitted Liens, shall have been discharged or, in the case of subsection (h)(i) above, shall be subject to a binding undertaking to release same immediately following the repayment thereof, in form and substance satisfactory to the Administrative Agent and its counsel, and an undertaking shall have been provided to obtain acknowledgements from certain creditors concerning the scope of their security;

         (j) each of this Agreement and each of the Credit Documents other than the Hedge Agreements entered into as part of the Hedging Requirements, which may be entered into within 30 days from the Closing Date, including (i) the Security Documents listed in Schedule 5 and (ii) guarantees from each of the Guarantors referred to in Schedule 7, all in form and substance satisfactory to the Administrative Agent and its counsel, shall have been executed, delivered, issued or assigned and registered or published, as the case may be; provided that the Security in

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                                      49

place on the Closing Date may exclude certain real property listed in
Schedule 6.01(j) of the Loan Parties having a value (based on municipal tax evaluations) not exceeding $10,000,000, provided that such real property is made subject to valid and enforceable first-ranking Liens (subject to Permitted Liens) in favour of the Administrative Agent on behalf of the Lenders within 60 days from the Closing Date;

         (k) the Administrative Agent shall have received copies of all existing title and search reports prepared by lawyers or notaries with respect to any real or immovable property in Canada owned by the Borrower or any of the Guarantors, as well as updates of such reports, and, within 60 days after the Closing Date, title reports and updates in respect of all of the Loan Parties' real properties which were not delivered at the Closing Date, other than those listed in Schedule 6.01(j), all in form and substance satisfactory to the Administrative Agent and its counsel; provided that if the Florida Sun is not sold within 60 days following the Closing Date, such title reports will be provided concurrently with the granting of the Security on its Assets which is required to be granted within such delay;

         (l) all of the issued and outstanding shares of the subsidiaries of the Borrower (other than Le Courrier du Sud (1998) Inc.) shall have been pledged in accordance with the pledges described in Schedule 5, and all of the pledged shares shall have been remitted to the Administrative Agent;

         (m) the Borrower shall have delivered to the Administrative Agent a certificate signed by an officer stipulating and certifying that:

                  (i) such officer has taken cognizance of all the terms and conditions of this Agreement and of all contracts, agreements and deeds pertaining hereto;

                  (ii) no Default has occurred or exists hereunder which is continuing, and no Event of Default has occurred;

                  (iii) all Collateral is located in the jurisdictions described in a schedule thereto;

                  (iv) the corporate structure of the Borrower and its subsidiaries is as set out in the diagram attached to the certificate; and

                  (v) each of the Borrower and its subsidiaries holds the material Authorizations required in order to permit it to possess its property and its real estate and to carry on the Business in the manner in which it is being carried on at present;


         (n) nothing shall have occurred since December 31, 2002 which would reasonably be expected to have a Material Adverse Effect;

         (o) all Fees and expenses (including the legal fees and disbursements of counsel to the Administrative Agent and the Lenders) then payable under the Credit Documents shall have been paid in full in the currency specified in the invoice therefor, and the Borrower shall have complied with all of its obligations to Banc of America Securities LLC under the Commitment

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                                      50

Letter and the Fee Letter accepted by the Borrower dated January 13, 2003, and each such letter shall be in full force and effect;

         (p) the Commitments under each of Facility A and Term Facility B shall have been fully subscribed;

         (q) the financing contemplated by the Senior Notes shall have been issued or shall be concurrently issued on terms reasonably satisfactory to the Administrative Agent and the Lenders pursuant to definitive documentation in form and substance reasonably satisfactory to the Administrative Agent;

         (r) favourable opinions of counsel to the Borrower and the Guarantors in form and substance acceptable to the Administrative Agent and its counsel; and

         (s) such other certificates and documentation as the Administrative Agent may reasonably request.

                  SECTION 6.02. CONDITIONS PRECEDENT TO ALL ACCOMMODATIONS AND CONVERSIONS. (1) The obligation of each Lender to make Accommodations or otherwise give effect to any Accommodation Notice hereunder in respect of Facility A or the Term Facility B shall be subject to the conditions precedent that on the date of such Accommodation Notice and Accommodation, and after giving effect thereto and to the application of any proceeds therefrom, (a) the representations and warranties contained in Article 7 are true and correct in all material respects on and as of such date (except where expressly stated to be made at a particular date), all as though made on and as of such date; (b) no event or condition has occurred and is continuing, or would result from such Accommodation or giving effect to such Accommodation Notice, which constitutes a Default or an Event of Default; and (c) nothing has occurred which would reasonably be expected to have a Material Adverse Effect.

                  (2) Each of the giving of any Accommodation Notice by the Borrower and the acceptance by the Borrower of any Accommodation shall be deemed to constitute a representation and warranty by the Borrower that, on the date of such Accommodation Notice or Accommodation, as the case may be, and after giving effect thereto and to the application of any proceeds therefrom, the statements set forth in Section 6.02(1) are true and correct.

                  SECTION 6.03. NO WAIVER. The making of an Accommodation or otherwise giving effect to any Accommodation Notice hereunder, without the fulfilment of one or more conditions set forth in Section 6.01 or 6.02, shall not constitute a waiver of any such condition, and the Administrative Agent and the Lenders reserve the right to require fulfilment of such condition in connection with any subsequent Accommodation Notice or Accommodation.

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                                      51


                                   ARTICLE 7
                       REPRESENTATIONS AND WARRANTIES

                  SECTION 7.01. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to each Lender, acknowledging and confirming that each Lender is relying thereon without independent inquiry in entering into this Agreement and providing Accommodations hereunder, that:

         (a) INCORPORATION AND QUALIFICATION. The Borrower and each of the Guarantors is a corporation duly incorporated, continued or amalgamated as the case may be, and validly existing under the laws of the jurisdiction referred to in Schedule 7.01(a) and each is duly qualified, licensed or registered to carry on business under the Laws applicable to it in all jurisdictions in which the nature of its Assets or business makes such qualification necessary and where failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

         (b) CORPORATE POWER. The Borrower and each of the Guarantors has all requisite corporate power and authority to (i) own and operate its properties and Assets and to carry on the Business and any other business as now being conducted by it; and (ii) enter into and perform its obligations under this Agreement and the other Credit Documents to which it is a party.

         (c) CONFLICT WITH OTHER INSTRUMENTS. The execution and delivery of the Credit Documents by the Borrower and each of the Guarantors which is a party thereto and the performance by the Borrower and each of the Guarantors of their respective obligations thereunder and compliance with the terms, conditions and provisions thereof, will not (i) conflict with or result in a breach of any of the terms, conditions or provisions of (A) its constating documents or by-laws,
(B) to a material extent, any applicable Law, (C) any material contractual restriction binding on or affecting it or its properties, or (D) any material judgment, injunction, determination or award which is binding on it; or (ii) result in, require or permit (A) the imposition of any Lien in, on or with respect to the Assets now owned or hereafter acquired by it (other than pursuant to the Security Documents or which is a Permitted Lien), (B) the acceleration of the maturity of any material Debt of the Borrower or any of its subsidiaries or Holdco binding on or affecting it, or (C) any third party to terminate or acquire any rights materially adverse to the Borrower or its subsidiaries, taken as a whole, under any Material Agreement.

         (d) AUTHORIZATION, GOVERNMENTAL APPROVALS, ETC. The execution and delivery of each of the Credit Documents by the Borrower and each of the Guarantors which is a party thereto and the performance by each such Person of its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate action and no Authorization (except such the absence of which would not reasonably be expected to have a Material Adverse Effect) under any applicable Law, and no registration, qualification, designation, declaration or filing with any Governmental Entity, is or was necessary therefor or to perfect the same, except

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                                      52

as are in full force and effect, unamended, at the date hereof (or as may become necessary subsequent to the date hereof and notice of which has been given to the Administrative Agent).

         (e) EXECUTION AND BINDING OBLIGATION. This Agreement and the other Credit Documents have been duly executed and delivered by the Borrower and each of the Guarantors which is a party thereto and constitute legal, valid and binding obligations of such Person, enforceable against it in accordance with their respective terms, subject only to any limitation under applicable Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors' rights generally; (ii) the discretion that a court may exercise in the granting of equitable remedies; and (iii) such qualifications with respect to the limited effect of certain Security taken, which in any event duplicates other Security taken in different jurisdictions, as may be contained in the opinion of the Borrower's legal counsel delivered at the Closing Date.

         (f) CONDUCT OF BUSINESS. Since December 31, 2002 and up to the Closing Date, the Business has been carried on in the ordinary course. The Borrower and its subsidiaries are not engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock", as defined in Federal Reserve System Board of Governors Regulation U, and no proceeds of any Accommodations will be used to purchase or carry any equity security of a class which is registered pursuant to Section 12 of the U.S. SECURITIES EXCHANGE ACT OF 1934, as amended, or any such margin stock, or for a purpose which violates, or would be inconsistent with, Federal Reserve System Board of Governors Regulation T, U or X. Terms used in this Section and in Section 3.1 for which meanings are provided in Federal Reserve System Board of Governors Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, have the meaning so provided. None of the Borrower and its subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the INVESTMENT COMPANY ACT OF 1940, as amended (15 U.S.C. ss. 80a-1 ET SEQ.). The application of the proceeds of the Accommodations and repayment of the Accommodations Outstanding by the Borrower and the performance by the Borrower of its obligations hereunder and under the other Credit Documents and by the Guarantors under the Credit Documents provided by them will not violate any provision of the said Act, or any rule, regulation or order issued by the United States Securities and Exchange Commission thereunder. Neither the Borrower nor any of its subsidiaries is subject to regulation under the PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, the FEDERAL POWER ACT or the INTERSTATE COMMERCE ACT, or under any other Law which may limit its ability to incur Debt or which may otherwise render its obligations hereunder or under the other Credit Documents unenforceable.

         (g) LOCATION OF BUSINESS. As of the date hereof, the only jurisdictions (or registration districts within such jurisdictions) in which the Borrower or any of the Guarantors has any place of business or stores any material tangible personal property are as set forth in Schedule 7.01(g). The minute books of each Loan Party are located at the addresses set out in part II of Schedule 7.01(g).

         (h) AUTHORIZATIONS, ETC. The Borrower and each of the Guarantors possess all material Authorizations of federal, provincial, state and local governments and regulatory

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                                      53

authorities as may be necessary to properly conduct the Business, the failure of which to possess would reasonably be expected to have a Material Adverse Effect.

         (i) TRADEMARKS, PATENTS, ETC. Except as notified to the Administrative Agent, the patents, trademarks, trade names and copyrights described in Schedule 7.01(i) are the only such registered intellectual property material to the Business and are owned (as at the Closing Date or from time to time thereafter) by the Borrower or its subsidiaries. The Borrower and each of the Guarantors possess all other material trademarks, trade names, copyrights, patents, licences, or rights in any thereof, reasonably necessary for the conduct of the Business as now conducted and presently proposed to be conducted. To the best knowledge of the Borrower and except as disclosed in Schedule 7.01(i), neither it nor any of its subsidiaries is, as of the Closing Date, infringing or is alleged to be infringing on the rights of any Person with respect to any patent, trademark, trade name, copyright (or any application or registration respecting any thereof), discovery, improvement, process, formula, know-how, data, plan, specification, drawing or the like, except where such infringement could not reasonably be expected to have a Material Adverse Effect.

         (j) OWNERSHIP OF PROPERTY. The Borrower and each of its subsidiaries owns its Assets with good (and, with respect to any immovable or real property, marketable) title thereto, free and clear of all Liens, except for Permitted Liens. Neither the Borrower nor any of the Guarantors owns any real property other than the Owned Properties (except as notified in writing to the Administrative Agent) and is not bound by any agreement to own or lease any immovable or real property providing for the payments of annual rent in excess of $500,000 except for the Leases.

         (k) LEASED PROPERTIES. Each Lease in respect of the Leased Properties, as it applies to the Borrower or any of the Guarantors, is in good standing in all material respects and all amounts owing thereunder having been paid by the Borrower or the Guarantor, to the extent that the failure to so comply would reasonably be expected to have a Material Adverse Effect.

         (l) EXPROPRIATION. No part of the Owned Properties or the Leased Properties has been taken or expropriated by any Governmental Entity, nor has any written notice or proceeding in respect thereof been given or commenced nor is the Borrower aware of any intent or proposal to give any such notice or commence any proceedings, in each case, which would reasonably be expected to have a Material Adverse Effect.

         (m) ENCROACHMENTS. The Buildings and Fixtures are located entirely within the Owned Properties and the Leased Properties in conformity with applicable set-back and coverage requirements and no dwellings of abutting owners encroach upon the Owned Properties or the Leased Properties, in each case, which would reasonably be expected to have a Material Adverse Effect.

         (n) COMPLIANCE WITH LAWS. As of the Closing Date, subject to the next following sentence, the Borrower and each of the Guarantors is in compliance with all applicable Laws, non-compliance with which would reasonably be expected to have a Material Adverse Effect.

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                                      54

Except as would not reasonably be expected to have a Material Adverse Effect, the Borrower's and the Guarantors' Business, Owned Properties, Leased Properties and other Assets (i) are in material compliance with all Environmental Laws; (ii) possess and are operated in compliance with all Environmental Permits which are required for the operation of the Business; and (iii) are not subject to any past or present fact, condition or circumstance that could result in any material liability under any Environmental Laws.

         (o) SUBSIDIARIES, ETC. Except as set forth in Schedule 7.01(o), as of the date hereof, the Borrower is the beneficial owner, directly or through other Guarantors, of all of the issued and outstanding shares of each of the Guarantors. No Person (other than the Borrower) has any right or option to purchase or otherwise acquire any of the issued and outstanding shares of the Guarantors. Except as set forth in Schedule 7.01(o), the Borrower does not own or hold any shares of, or any other interest in, any other Person.

         (p) NO BURDENSOME AGREEMENTS. Neither the Borrower nor any of the Guarantors is a party to any agreement or instrument or subject to any restriction (including any restriction set forth in its constating documents or by-laws) which would reasonably be expected to have a Material Adverse Effect.

         (q) NO LITIGATION. There are no investigations, actions, suits or proceedings pending, taken or, to the Borrower's knowledge, threatened, before or by any Governmental Entity or by any other Person, in Canada or elsewhere, which would reasonably be expected to have a Material Adverse Effect.

         (r) PENSION PLANS AND EMPLOYMENT LIABILITIES. Schedule 7.01(r) contains a list of all pension plans of the Borrower and the Guarantors as at the Closing Date. All contributions required under applicable law under all pension plans in respect of which a Loan Party could be liable have been made, except for amounts not material to the Loan Parties on a consolidated basis. Each such plan was fully funded as of the most recent actuarial assessment on a going concern and solvency basis in accordance with the terms of such pension plan, except for amounts not material to the Loan Parties on a consolidated basis. All obligations (including wages, salaries, commissions and vacation pay) to current employees and to former employees have been paid in full or duly provided for, except for amounts not material to the Loan Parties on a consolidated basis.

         (s) MATERIAL AGREEMENTS. Neither the Borrower nor any of the Guarantors is a party or otherwise subject to or bound or affected by any Material Agreement (other than collective agreements), except as set out in Schedule 7.01(s). Except as contemplated hereunder, all Material Agreements are in full force and effect, unamended, and neither the Borrower nor any of its subsidiaries, or to the best of the Borrower's knowledge after due enquiry, any other party to any such agreement, is in material default with respect thereto.

         (t) FINANCIAL STATEMENTS. The audited consolidated financial statements of the Borrower dated December 31, 2002 and the other financial statements delivered to the Administrative Agent pursuant to Section 8.01 have been prepared in accordance with GAAP

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                                      55

applied on a consistent basis throughout the periods specified (except as noted thereon) and are an accurate representation of the consolidated financial position of the Borrower and its subsidiaries as of the respective dates specified and the results of their operations and changes in financial position for the respective periods specified, all in accordance with GAAP. No material adverse change in the financial results of the Borrower and its subsidiaries, considered on a consolidated basis, has occurred since December 31, 2002.

         (u) BOOKS AND RECORDS. All books and records of the Borrower and each of its subsidiaries have been fully, properly and accurately kept and completed in accordance with GAAP (to the extent applicable) and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. The Borrower's and each of its subsidiaries' records, systems, controls, data or information are not recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the direct control of the Borrower or of an Affiliate of the Borrower, unless such means do not prevent the Borrower from having access to same at all times (for example, in the context of an outsourcing agreement).

         (v) INSURANCE. Each of the Borrower and the Guarantors has contracted the insurance coverage required pursuant to Section 8.01(n).

         (w) SOLVENCY. The Borrower and each of the Guarantors, on a consolidated and consolidating basis, both before giving effect to the transactions contemplated by this Credit Agreement and the other Credit Documents and after giving effect to same, including the provisions of all contribution agreements among the Borrower and the Guarantors (a) is solvent,
(b) the fair value of the Assets of each such Person exceeds its total liabilities (including Contingent Obligations but without duplication of any underlying liability related thereto), (c) does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; and (d) is not engaged, and is not about to engage, in business or transactions for which its property would constitute unreasonably small capital.

         (x) TAX LIABILITY. The Borrower and each of the Guarantors has filed within the prescribed delays all tax returns which are required to be filed, and all taxes, Claims, assessments and other duties, interest and penalties levied by the various Governmental Authorities with respect to the Borrower and its subsidiaries have been paid when due, except for any such assessment, tax or Claim (i) in an amount of up to $2,500,000 in the aggregate outstanding at any time; or (ii) (A) which is being contested in good faith by proper legal proceedings, for which adequate reserves have been established in the books of the Borrower or the relevant Guarantor, and (B) the failure to effect such filings or outcome of the contestation of which would not reasonably be expected to have a Material Adverse Effect.

         (y) CORPORATE STRUCTURE. Except as notified to the Lenders, the only direct and indirect, shareholders of the Borrower (other than shareholders of Quebecor) are set forth in Schedule 7.01(y). Schedule 7.01(y) sets forth the complete particulars at the date hereof of (i) such shareholders; (ii) the interest of each shareholder in the Borrower; and (iii) the direct and indirect

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interests of each shareholder (other than Quebecor) and their respective interests. Except as described in Schedule 7.01(y), none of the shareholders is a party to any unanimous shareholders or other agreement relating to the shares owned by such shareholder.

         (z) CONTINGENT OBLIGATIONS AND INDEBTEDNESS. Neither the Borrower nor any of its subsidiaries has (a) any material Contingent Obligations or contingent liabilities known to it which are not disclosed or referred to in the most recent financial statements delivered to the Administrative Agent in accordance with the provisions of Section 8.01 or otherwise disclosed to the Administrative Agent in writing, or (b) incurred any material indebtedness which is not disclosed in or reflected in such financial statements, or otherwise disclosed to the Administrative Agent in writing, other than Contingent Obligations, contingent liabilities or indebtedness incurred in the ordinary course of business and Permitted Debt.

         (aa) DISCLOSURE. All (i) forecasts and projections supplied to the Administrative Agent and the Lenders were prepared in good faith, disclosed all assumptions relevant thereto and are, in the opinion of the Borrower's management when taken together, reasonable estimates (as of the Closing Date) of the prospects for the Business; and (ii) other written information heretofore supplied to the Administrative Agent and the Lenders by the Borrower is complete and accurate in all material respects. There is no fact known as of the Closing Date to the Borrower, after reasonable investigation, which would reasonably be expected to have a Material Adverse Effect and which has not been fully disclosed in writing to the Administrative Agent and the Lenders. There has been no change which has had or would reasonably be expected to have a Material Adverse Effect since December 31, 2002 and up to the Closing Date.

                  SECTION 7.02 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties herein set forth or contained in any certificates or documents delivered to the Administrative Agent and the Lenders pursuant hereto shall not merge in or be prejudiced by and shall survive any Accommodation hereunder and shall continue in full force and effect (as of the date when made or deemed to be made) so long as any amounts are owing by the Borrower to the Lenders hereunder. Schedules requiring updates shall be so updated not less frequently than quarterly.



                                   ARTICLE 8

                           COVENANTS OF THE BORROWER

                  SECTION 8.01. AFFIRMATIVE COVENANTS. So long as any amount owing hereunder remains unpaid or any Lender has any obligation under this Agreement, and unless consent is given in accordance with Section 12.01 hereof, the Borrower shall:

         (a) FINANCIAL REPORTING REQUIREMENTS. Furnish to the Administrative Agent (in electronic and paper forms) (i) as soon as practicable, and in any event within 60 days after the end of each of the first three Financial Quarters in each Financial Year, unaudited consolidated

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                                      57

financial statements of the Borrower, consisting of (A) a consolidated balance sheet as at the end of the Financial Quarter with comparative amounts at the end of the corresponding Financial Quarter in the previous Financial Year, (B) consolidated statements of earnings, retained earnings and cash flow for the Financial Quarter and for the period from the end of the previous Financial Year to the end of the Financial Quarter with comparative amounts for the corresponding periods in the previous Financial Year; (ii) as soon as practicable, and in any event within 90 days after the end of each Financial Year, audited consolidated financial statements of the Borrower, consisting of (A) a consolidated balance sheet as at the end of the Financial Year with comparative amounts at the end of the previous Financial Year, (B) consolidated statements of earnings, retained earnings and cash flow for the Financial Year with comparative amounts for the previous Financial Year, (C) the audit report of the Borrower's independent auditors on the financial statements specified in (ii)(A) and (B); (iii) as soon as practicable, and in any event within 60 days after the end of each of the first three Financial Quarters in each Financial Year, a Compliance Certificate and a certificate (in such form and providing such detail as the Administrative Agent may reasonably require) as to Excess Cash Flow for such Financial Quarter, calculated (A) in respect of the preceding Financial Quarter and (B) in respect of the four Financial Quarters (an "EXCESS CASH FLOW CERTIFICATE"); and (iv) as soon as practicable, and in any event within 90 days after the end of each Financial Year, a Compliance Certificate and an Excess Cash Flow Certificate.

         (b) ENVIRONMENTAL REPORTING. Promptly, and in any event within 10 days of each occurrence, (i) notify the Administrative Agent of any proceeding or order before any Governmental Entity requiring the Borrower or the Guarantors to comply with or take action under any Environmental Laws and of any state or affairs on the Owned Properties, Leased Properties or the Business which would reasonably be expected to give rise to a future Claim, and (x) requiring expenditures in the amount of $2,000,000 or more, (y) if any violation thereof involves the reasonable possibility of the imposition of a fine or fines aggregating $500,000 or more, or (z) the shutting down of any material facility referred to in Schedule 7.01(j) or 7.01(k) for a period in excess of 48 hours; and (ii) notify the Administrative Agent and the Lenders, within 10 days therefrom, of any other occurrence which would reasonably be expected to have a Material Adverse Effect, including the Borrower or any of its subsidiaries (A) receiving a notice or claim to the effect that the Borrower or any of its subsidiaries are liable to any Person in a material amount as a result of the Release or threatened Release of any Hazardous Substance into the environment in, on, under or adjacent to the Owned Properties or Leased Properties; (B) receiving any notice that the Borrower or any of its subsidiaries is subject to investigation by any Governmental Entity evaluating whether any Remedial Action is needed to respond to the Release or threatened Release of any Hazardous Substance into the environment, in, on, under or adjacent to the Owned Properties or the Leased Properties; (C) receiving any notice that all or any portion of the Owned Properties or the Leased Properties is subject to an order or a Security Interest under or pursuant to any Environmental Law; (D) receiving any notice of a material condition with respect to the Owned Properties or the Leased Properties which might reasonably result in a notice of violation of any Environmental Law; (E) receiving any notice of the commencement of any judicial or administrative proceeding alleging a violation of any Environmental Law with respect to the Owned Properties or the Leased Properties; or (F)

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                                      58

undertaking any material activities as a result of new or proposed changes to any existing Environmental Law that would reasonably be expected to have a Material Adverse Effect.

         (c) ADDITIONAL REPORTING REQUIREMENTS. Deliver to the Administrative Agent (i) as soon as practicable and in any event not more than 60 days after the end of each Financial Year of the Borrower, the Annual Business Plan for the next Financial Year together with detailed schedules and information supplementary to and consistent with such Annual Business Plan; (ii) as soon as possible, and in any event within five days after the Borrower becomes aware of the occurrence of each Default or Event of Default, a statement of the chief financial officer, treasurer or chief operating officer of the Borrower or any other officer acceptable to the Administrative Agent setting forth the details of such Default or Event of Default and the action which the Borrower proposed to take or has taken with respect thereto; (iii) promptly notify the Administrative Agent in writing of any default, or event, condition or occurrence which with notice or lapse of time, or both, would constitute a default under any agreement in respect of Debt to which the Borrower or any of its subsidiaries owes (contingently or otherwise) at least $10,000,000 (or the equivalent amount in any other currency); (iv) from time to time upon request of the Administrative Agent, evidence of maintenance of all insurance required to be maintained by Section 8.01(o), including such originals or copies as the Administrative Agent may reasonably request of policies, certificates of insurance, riders and endorsements relating to such insurance and proof of premium payments; (v) promptly upon the issuance thereof, copies of all notices and other documents in respect of the Borrower or the Guarantors filed with, or delivered to, any stock exchange or to the Quebec or Ontario Securities Commission or similar Governmental Entity in any other jurisdiction (with the exception of any private and confidential filings) by the Borrower or any Guarantor; (vi) promptly, and in any event within 10 days after the Borrower or any of its subsidiaries receives notice of any suit, proceeding or similar action commenced or threatened by any Governmental Entity or any other Person, which would reasonably be expected to have a Material Adverse Effect; and (vii) such other information respecting the condition or operations, financial or otherwise, of the business of the Borrower or any of its subsidiaries as the Administrative Agent, on behalf of the Lenders, may from time to time reasonably request.

         (d) CORPORATE EXISTENCE. Except as permitted pursuant to Section 8.02(c), preserve and maintain, and cause each of the Guarantors to preserve and maintain, its corporate existence.

         (e) COMPLIANCE WITH LAWS, ETC. Comply, and cause each of the Guarantors to comply, with the requirements of all applicable Laws, non-compliance with which would reasonably be expected to have a Material Adverse Effect.

         (f) MAINTENANCE OF PROPERTIES, ETC. Maintain and preserve, and cause each of the Guarantors to maintain and preserve, all of its and their respective properties used or useful in its Business in all material respects in good repair, working order and condition (reasonable wear and tear excepted) and, from time to time, make all needful and proper repairs, renewals, replacements, additions and improvements thereto, so that the Business may be properly and advantageously conducted at all time in accordance with prudent business management.

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                                      59

         (g) STATUS OF ACCOUNTS AND COLLATERAL. With respect to the Collateral (i) maintain books and records pertaining to the Collateral in such detail, form and scope as the Administrative Agent shall reasonably require; (ii) immediately notify the Administrative Agent of any Governmental Entity in respect of which accounts in excess of $2,000,000 may arise at any time or from time to time (other than amounts owed to the Borrower or such Guarantor by such Governmental Entity), and execute any instruments and take any steps required by the Administrative Agent in order that all moneys due or to become due from time to time from such Governmental Entities are assigned to the Lenders and notice thereof be given to any such Governmental Entity; and (iii) report immediately to the Administrative Agent any matters materially adversely affecting the value, enforceability or collectability of any of the Collateral.

         (h) CONDUCT OF BUSINESS AND HEDGING REQUIREMENTS. Conduct, and cause each of the Guarantors to conduct, in each Financial Year, the Business in a prudent manner and consistent with good business practices. Maintain the Hedging Requirements.

         (i) ENVIRONMENTAL AUDITS. Promptly (i) if the Administrative Agent has a good faith concern that there is non-compliance by the Borrower or any of its subsidiaries with Environmental Laws which would reasonably be expected to have a Material Adverse Effect, conduct such environmental audits (by an environmental auditor or auditors approved by the Administrative Agent and, prior to the occurrence of an Event of Default which is continuing, the Borrower) concerning such alleged material non-compliance as the Administrative Agent may request and permit the Administrative Agent and the Lenders to discuss such audits with such auditors; and (ii) remedy any material non-compliance with Environmental Laws revealed by any such audit. Such audit shall be at the Borrower's expense.

         (j) AUDITORS. Appoint and maintain as its auditors a firm of national standing.

         (k) PAYMENT OF TAXES AND CLAIMS. Pay and discharge, and cause each of the Guarantors to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon the Assets or upon its subsidiaries; and (ii) all lawful Claims which, if unpaid, would by Law become a Lien (other than a Permitted Lien) upon the Assets, except for any such assessment, tax or Claim
(I) in an amount of up to $2,500,000 in the aggregate outstanding at any time; or (II)(A) which is being contested in good faith by proper legal proceedings, for which adequate reserves have been established in the books of the Borrower or the relevant Guarantor, and (B) the outcome of the contestation of which or the failure to comply with this covenant would not reasonably be expected to have a Material Adverse Effect.

         (l) KEEPING OF BOOKS. Keep, and cause each of the Guarantors to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the Assets and Business in accordance with GAAP (to the extent applicable).

         (m) VISITATION AND INSPECTION. At (i) any reasonable time or times and upon reasonable prior notice, and at least semi-annually, permit the Administrative Agent on behalf of the Lenders to visit the properties of the Borrower or any of the Guarantors or the location of the

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                                      60

chief financial officer, and to discuss the affairs, finances and accounts of the Borrower or any of the Guarantors with executive management including the officer appointed as (or performing the functions of) the chief financial officer thereof. If a Default has occurred and is continuing or an Event of Default has occurred and not been waived, the Borrower shall be required to reimburse the Administrative Agent or its mandatary for any related expenses and fees; and (ii) at least annually, permit the Lenders to have access to the Borrower's chief financial officer controller for the purpose of reviewing the affairs, finances and accounts of the Borrower and its subsidiaries.

         (n) MAINTENANCE OF INSURANCE. Maintain, in respect of itself and each of the Guarantors, insurance at all times with responsible insurance carriers in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or any such Guarantor, as the case may be, operate, such policies to show the Administrative Agent, for and on behalf of the Lenders, as loss payee thereof under a mortgage clause in a form approved by the Insurance Bureau of Canada and promptly furnish or cause to be furnished evidence thereof to the Administrative Agent and the Lenders.

         (o) CURE DEFECTS, PRESERVATION OF SECURITY. Take all necessary steps to preserve and maintain in effect the rights of the Administrative Agent and the Lenders, as well as any collateral agent designated by the Administrative Agent, pursuant to the Security Documents, to the extent the Loan Parties have any knowledge of any deficiency, together with any renewals thereof or additional documents creating Liens that may be required from time to time. Upon the reasonable request of the Administrative Agent, promptly cure or cause to be cured any defects in the execution and delivery of any of the Credit Documents or any of the other agreements, instruments or documents contemplated thereby or executed pursuant thereto or any defects in the validity of enforceability of any of the Security, and at its expense, execute and deliver or cause to be executed and delivered, all such agreements, instruments and other documents as the Administrative Agent may consider necessary or desirable for the foregoing purposes.

         (p) FURTHER ASSURANCES. At the Borrower's cost and expense, upon the reasonable request of the Administrative Agent, duly execute and deliver or cause to be duly executed and delivered to the Administrative Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Administrative Agent to carry out more effectually the provisions and purposes of the Credit Documents. In addition, if any new subsidiary of the Borrower is created or acquired, such subsidiary will become a Guarantor and will provide Security on all of its Assets by executing a guarantee and appropriate Security Documents in form and substance satisfactory to the Administrative Agent and its counsel.

                  SECTION 8.02. NEGATIVE COVENANTS. So long as any amount owing hereunder remains unpaid or any Lender has any obligation under this Agreement, and unless consent is given in accordance with Section 12.01 hereof, the Borrower shall not:

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                                      61

         (a) DEBT. Create, incur, assume or suffer to exist, or permit any of the Guarantors to create, incur, assume or suffer to exist, any Debt other than (i) Debt under this Agreement; and (ii) Permitted Debt.

         (b) ENCUMBRANCES. Create, incur, assume or suffer to exist, or permit any of the Guarantors to create, incur, assume or suffer to exist any Lien on any of its or their, as the case may be, respective Assets, other than Permitted Liens.

         (c) MERGERS, ETC. Enter into, or permit any of the Guarantors to enter into, any transaction (whether by way of reconstruction, reorganization, consolidation, amalgamation, winding-up, merger, transfer, sale, lease or otherwise) whereby all or any substantial part of its undertaking or Assets would become the property of any other Person (except that the Loan Parties may enter into any such transaction with each other), unless (i) immediately after giving effect thereto, no event shall have occurred and be continuing which constitutes a Default or Event of Default,
(ii) in the case of any transaction involving the Borrower or any Guarantor, the corporation continuing from any such transaction shall be a corporation organized and existing under the laws of Canada or any province thereof,
(iii) such continuing corporation shall assume the Borrower's or such Guarantor's obligation, if any, under the Credit Documents, pursuant to an agreement in form and substance satisfactory to the Administrative Agent, provided that such agreement shall not be required if such obligations are otherwise assumed by operation of Law, (iv) if the transaction in question is with a Person (A) who was not a subsidiary of a Loan Party immediately before the effective date thereof, the transaction, in the sole opinion of the Majority Lenders acting reasonably, would not reasonably be expected to have a Material Adverse Effect, or (B) who was a subsidiary of a Loan Party immediately before the effective date thereof, the proposed transaction will not have a detrimental effect on the financial condition of any of the Loan Parties, nor on the rights of the Administrative Agent and the Lenders under the Credit Documents, and (v) the Lenders shall have received an opinion of counsel to the Borrower, acceptable to them, that such transaction complies with Law and other matters of Law referred to in this Section 8.02(c), or except as permitted under Section 8.02(d).

         (d) DISPOSAL OF ASSETS GENERALLY. Dispose of, or permit any of the Guarantors to Dispose of, any Assets to any Person, other than, (i) any disposition of Assets between the Loan Parties; (ii) pursuant to a transaction consummated in accordance with Section 8.02(c); (iii) Dispositions of inventory and other Assets in the ordinary course of business; (iv) so long as no Default has occurred and is continuing or would arise therefrom and no Event of Default has occurred, the Disposition of the Florida Sun at fair market value; (v) so long as no Default has occurred and is continuing or would arise therefrom and no Event of Default has occurred, any other BONA FIDE Dispositions at fair market value, provided the proceeds thereof are dealt with in accordance with Section 2.05(2) hereof to the extent applicable, and in any event limited to an aggregate maximum amount during the Term of Facility A or Term Facility B, whichever expires last, together with all sale and leaseback transactions referred to in clause (vii) below, of $50,000,000; (vi) Dispositions of Assets which are obsolete, worn out, surplus, damaged or of no material economic value in the Business; (vii) sale and leaseback transactions, subject to the limitations in clause (v) above, and (viii) so long as no Default has occurred and is continuing or would arise therefrom and no Event of Default has occurred, BONA FIDE exchanges of similar

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                                      62

Assets at fair market value, subject to an aggregate amount of $50,000,000 during the last to expire of the Term of Facility A or of Term Facility B.

         (e) TRANSACTIONS WITH AFFILIATES. Subject to the following sentences, directly or indirectly (i) purchase, acquire, lease or licence any material property, right or service from; (ii) sell, transfer, lease or licence any Assets or right to; or (iii) permit any of the Guarantors to purchase, acquire, lease or licence any Asset, right or service from, or sell, transfer, lease or licence any material property or right to, any Person not at Arm's Length with the Borrower or any of the Guarantors, except at prices and on terms not less favourable to the Borrower or any of the Guarantors, as the case may be, than those which would have been obtained in an Arm's Length transaction with an Arm's Length Person. Notwithstanding the foregoing, (i) the Loan Parties may (A) enter into such transactions with each other; and (B) make or pay Permitted Distributions, and (ii) the Borrower may perform its obligations in connection with, or redeem or repay, the Back-to-Back Securities, the Existing Back-to-Back Securities or the Tax Benefit Transactions.

         (f) CHANGE IN BUSINESS. Make, or permit to be made, any material change in the Business.

         (g) SHARE CAPITAL. Issue, or permit any of the Guarantors to issue, any shares, or any options, warrants or securities convertible into shares, except (i) to Quebecor Media Inc. or any Affiliate thereof or any qualifying shares issued to any directors and officers; and (ii) an issue of shares to the Borrower or to a Guarantor by a subsidiary of the Borrower.

         (h) DISTRIBUTIONS. (1) Declare, make or pay, or permit any of its subsidiaries to declare, make or pay, any Distributions which are not Permitted Distributions;

                  (2) Any payment of a Permitted Distribution of Excess Cash Flow (an "EXCESS CASH FLOW DISTRIBUTION") shall be deemed to have been made in the Financial Quarter in respect of which the Excess Cash Flow was generated, despite the fact that the Excess Cash Flow Distribution can only be made in the next Financial Quarter based on the Excess Cash Flow Certificate in respect of the preceding Financial Quarter. At the end of each Financial Quarter, and at the end of each Financial Year, the Borrower will deliver the Excess Cash Flow Certificate and a Compliance Certificate in the manner and at the times contemplated by Section 8.01(a). The Borrower shall be able to make an Excess Cash Flow Distribution based on the Cash Flow Certificate delivered in respect of the preceding Financial Quarter. If, as a result of negative Excess Cash Flow in one or more subsequent Financial Quarters, the aggregate amount of Excess Cash Flow Distributions validly made at the end of a previous Financial Quarter exceeds the amount of the Excess Cash Flow which could be a Permitted Distribution, the Borrower shall not for this reason alone be in Default hereunder; but no additional Excess Cash Flow Distribution may be made until such time as a subsequently delivered Excess Cash Flow Certificate demonstrates that any shortfall in the portion of Excess Cash Flow which may have been the object of a Permitted Distribution has been recouped, and that there is additional Excess Cash Flow in excess of the amount of such shortfall which may at such time be the object of a Permitted Distribution.

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                                      63

         (i) LOANS, INVESTMENTS AND ACQUISITIONS. Make any loans (other than loans to Quebecor Media Inc. made out of Excess Cash Flow, subject to having first provided to the Administrative Agent an Excess Cash Flow Certificate in respect of the particular period in question, or out of amounts that could constitute Additional Distributions), Investments or Acquisitions, (other than in connection with Capital Expenditures permitted pursuant to Section 8.02(m)), or permit any of the Guarantors to make any such loans, Investments or Acquisitions, except, in each case, for (i) the Hedging Agreements in connection with the Hedging Requirements, other Hedging Agreements and other foreign currency hedges, interest rate swaps or similar interest rate and currency hedging obligations or agreements, in each case incurred in the ordinary course of the Business and not for speculative purposes; (ii) loans, Acquisitions and Investments among the Loan Parties; and (iii) Permitted Investments.

         (j) RENTAL OBLIGATIONS. Incur, create, assume or permit to exist or permit any of the Guarantors to incur, create, assume or permit to exist, in respect of any operating lease of real or personal property entered into after the date hereof, rental obligations or other commitments thereunder to make any direct or indirect payment in any Financial Year, whether as rent or otherwise, for fixed or minimal rentals, percentage rentals, property taxes or insurance premiums, in an aggregate amount greater than $20,000,000.

         (k) SUBSIDIARIES. (1) Permit the subsidiaries of the Borrower which are not Guarantors to be wholly-owned, directly or indirectly, by the Borrower; or (2) permit the aggregate of such subsidiaries' EBITDA or Assets, when considered together with the EBITDA or Assets of all other subsidiaries that are not Guarantors, to exceed 10% of the EBITDA or Assets of the Borrower on a consolidated basis; for the purposes hereof, "Assets" excludes the effect of all Back-to-Back Transactions; or (3) permit any Guarantor to assume, enter into or otherwise become bound by any agreement or undertaking that would reasonably be expected to prevent such Guarantor from declaring or paying dividends or inter-company payments or Distributions of any kind.

         (l) MAINTENANCE AND OWNERSHIP OF SUBSIDIARIES. Sell or otherwise dispose of any shares of any of the Guarantors or permit any of the Guarantors to issue, sell or otherwise dispose of any of their shares or the shares of any other Guarantor, except to the Borrower or a Guarantor, or except pursuant to a Disposition permitted hereunder.

         (m) CAPITAL EXPENDITURES. Make or commit to make, or permit any of the Guarantors to make or commit to make, in any Financial Year (or part thereof), any Capital Expenditures, except (i) Capital Expenditures in an amount not exceeding $25,000,000 (the "CAPEX LIMIT"); provided that if no Default has occurred and is continuing and no Event of Default has occurred, any portion of the Capex Limit which is not used in a Financial Year may be carried over into the next Financial Year alone, (ii) Capital Expenditures using Net Proceeds of Dispositions which have not been used to effect a Mandatory Prepayment or a Permitted Distribution, and (iii) Capital Expenditures made using insurance, condemnation awards or expropriation proceeds.

        (n) BUSINESS OUTSIDE CERTAIN JURISDICTIONS. Keep or store any material tangible property outside of those jurisdictions (or registration districts within such jurisdictions) set forth in Schedule 7.01(g) or permit any of the Guarantors to do so (i) except upon 30 days' prior written notice thereof to the Administrative Agent; and (ii) unless the Borrower has done or caused to be done all such acts and things and executed and delivered or caused to be executed and delivered all such deeds, transfers, assignments and instruments as the Administrative Agent may reasonably require for perfecting a Security Interest in such property in favour of the Administrative Agent and the Lenders.

         (o) FINANCIAL YEAR.  Change its Financial Year.

         (p) AMENDMENTS. Allow (i) any amendments to its or any of the Guarantors' constating documents or by-laws which are adverse to the Lenders interests hereunder or the Security Interests arising under or created by the Security Documents; or (ii) any amendments to, or grant any waivers in respect of the Senior Note Indenture which would be materially adverse to the position of the Lenders (and in particular, shortening the maturity date thereof or providing for any prepayment thereof in excess of the amount permitted as a Permitted Distribution), in each case, without the prior written consent of the Administrative Agent upon instructions from the Majority Lenders.

                  SECTION 8.03. FINANCIAL COVENANTS. So long as any amount owing hereunder remains unpaid or any Lender has any obligations under this Agreement, and unless consent is given in accordance with Section 12.01 hereof, the Borrower shall:

         (a) LEVERAGE RATIO. Maintain, at all times, tested as at the end of each Financial Quarter in each Financial Year, a maximum Leverage Ratio, calculated as at the end of such Financial Quarter for the four Financial Quarters then ended, as follows:


--------------------------------------------------------- -----------------------
PERIOD                                                            RATIO
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
Closing Date to December 31, 2003                                 3.75:1
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
January 1, 2004 to December 31, 2004                              3.50:1
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
January 1, 2005 to December 31, 2006                              3.25:1
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
January 1, 2007 and thereafter                                    2.75:1
--------------------------------------------------------- -----------------------


         (b) INTEREST COVERAGE RATIO. Maintain, at all times, tested as at the end of each Financial Quarter in each Financial Year, a minimum Interest Coverage Ratio, calculated as at the end of such Financial Quarter for the four Financial Quarters then ended, as follows:


--------------------------------------------------------- -----------------------
PERIOD                                                            RATIO
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
Closing Date to December 31, 2004                                 3.00:1
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
January 1, 2005 to December 31, 2006                              3.25:1
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
January 1, 2007 and thereafter                                    3.50:1
--------------------------------------------------------- -----------------------


         (c) FIXED CHARGE COVERAGE RATIO. Maintain, at all times, tested as at the end of each Financial Quarter in each Financial Year, a minimum Fixed Charge Coverage Ratio calculated as at the end of such Financial Quarter for the four Financial Quarters then ended, of not less than 2:1.

                                  ARTICLE 9
                              EVENTS OF DEFAULT

                  SECTION 9.01. EVENTS OF DEFAULT. The occurrence of any of the following events (each an "EVENT OF DEFAULT") shall constitute an Event of Default unless remedied within the prescribed delays or waived by the requisite majority of Lenders:

         (a) the Borrower shall fail to pay any amount of the Accommodations Outstanding when such amount becomes due and payable;

         (b) the Borrower shall fail to pay any interest or Fees when the same become due and payable hereunder and such failure shall remain unremedied for three Business Days;

         (c) any representation or warranty or certification made or deemed to be made by the Borrower or any of the Guarantors or any of their respective directors or officers in this Agreement or any other Credit Document to which it is a party shall prove to have been incorrect in any material respect when made or deemed to be made;

         (d) the Borrower shall fail to perform, observe or comply with any of the covenants contained in (i) Sections 8.02 (a), (b), (f), (g), (i), (j),
(m) or (n), and such failure shall remain unremedied for three (3) Business Days from the Loan Party's knowledge of such event, or (ii) the other subsections of Section 8.02, or (iii) Section 8.03;

         (e) the Borrower shall fail to perform, observe or comply with any of the covenants contained in this Agreement and such failure shall remain unremedied for 15 days following notice thereof by the Administrative Agent to the Borrower;

         (f) the Borrower or any of the Guarantors shall fail to perform or observe any other term, covenant or agreement contained in any Credit Document to which it is a party and such failure shall remain unremedied for 15 days following notice thereof by the Administrative Agent to the Borrower;

         (g) the Borrower or any of the Guarantors shall fail to perform or observe any material term, covenant or agreement contained in any Material Agreement on its part to be performed or observed and, as a result thereof, any Material Agreement shall be terminated, revoked or permitted to lapse (other than as approved by the Administrative Agent); or any party to any Material Agreement shall deliver a notice of termination or revocation in respect of such Material Agreement to the Borrower or any of its subsidiaries at any time;

         (h) the Borrower or any of the Guarantors shall fail to pay the principal of or premium or interest on any Debt of the Borrower or such Guarantor (excluding any Debt hereunder and under a Hedging Agreement) which is outstanding in an aggregate principal amount exceeding $25,000,000 (or the equivalent amount in any other currency), when such amount becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt which has not been extended, waived or modified; or any other event shall occur or condition shall exist, and shall continue after the applicable grace period, if any, specified in any agreement or instrument relating to any such Debt, if the effect of such event is to accelerate, or permit the acceleration of such Debt; or any such Debt shall be declared to be due and payable prior to the stated maturity thereof;

         (i) the Borrower or any of the Guarantors shall fail to pay the principal of or premium or interest on any Debt of the Borrower or such Guarantor under a Hedging Agreement or under the Overdraft Facility when such amount becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt which has not been extended, waived or modified, if the effect of such event is to accelerate such Debt; or any other event shall occur or condition shall exist, and shall continue after the applicable grace period, if any, specified in any agreement or instrument relating to any such Debt, if the effect of such event is to accelerate such Debt;

         (j) any seizure, taking of possession, or process of execution is enforced or levied upon material property having a value of $5,000,000 or more of the Borrower or any of the Guarantors and remains unsatisfied for a period (for each action) of 60 days, as to movable or personal property, or 90 days as to immovable or real property, and, in any event, not less than 10 days prior to the date fixed for the sale of any such property;

         (k) any judgment or order for the payment of money in excess of $10,000,000 (or the equivalent amount in any other currency), net of applicable insurance coverage pursuant to which liability is acknowledged in writing by the insurer, with a copy promptly provided to the Administrative Agent, shall be rendered against the Borrower or any of the Guarantors and remains undischarged or unsatisfied for a period ending on the earlier of (a) 30 days from the date of such judgment (unless appealed and provided, in such case, that there shall be a stay of enforcement of such judgment or order during such period); or (b) the 5th day prior to the date on which such judgment becomes executory;

         (l) the Borrower or any of the Guarantors shall (i) become insolvent or generally not pay its debts as such debts become due; (ii) admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; (iii) institute or have instituted against it any proceeding seeking (x) to adjudicate it a bankrupt or insolvent, (y) any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Law relating to bankruptcy, insolvency, reorganization or relief of debtors including any plan of compromise or arrangement or other similar corporate proceeding involving or effecting its creditors, or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its Assets, and in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 45 days, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its Assets) shall occur; or (iv) take any corporate action to authorize any of the foregoing actions;

         (m) if any guarantee provided by a Guarantor shall be cancelled, terminated, revoked or rescinded, or if any of the Credit Documents shall be cancelled, terminated, revoked or rescinded or the Administrative Agent's Security Interests in the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case to the extent any such event would reasonably be expected to have a Material Adverse Effect and otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Credit Documents shall be commenced by or on behalf of the Borrower or any of the Guarantors thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Credit Documents is illegal, invalid or unenforceable in accordance with the terms thereof, unless such Credit Document is duly replaced with a fully enforceable one within 7 days any such event;

         (n) a Change of Control; or

         (o) any Impermissible Qualification of the audited financial statements of the Borrower by its independent auditors;

then, (A) if the Event of Default that occurred is that mentioned in paragraph (k) above, all Accommodations Outstanding, together with all interest and Fees accrued thereon and all other amounts payable under this Agreement in respect of the Credit Facilities, shall immediately become due and payable, without demand, presentation, protest or other notice of any nature, to which the Borrower expressly renounces; and (B) if the Event of Default that occurred was any other Event of Default, the Administrative Agent may, and shall at the request of the Majority Lenders, (i) terminate the Lenders' obligations to make further Accommodations under the Credit Facilities; and (ii) (at the same time or at any time after such termination) declare the principal amount of all Accommodations Outstanding, together with all interest and Fees accrued thereon and all other amounts payable under this Agreement in respect of the Credit Facilities, to be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower. For greater certainty, from and after the occurrence of a Default or Event of Default, the Lenders shall not be obliged to provide any Accommodation hereunder.

                  Upon the acceleration of any amount hereunder and notwithstanding anything herein to the contrary, the Borrower hereby acknowledges that it shall be then indebted to, and shall be obligated to pay to the Administrative Agent, as a separate and absolute obligation, all unpaid principal amount of and accrued interest on Accommodations Outstanding, all Fees and all other amounts payable under this Agreement. Such payment to the Administrative Agent when made shall be deemed to have been made in discharge of the Borrower's obligations hereunder, and the Administrative Agent shall distribute such proceeds among the Lenders as provided herein.

                  SECTION 9.02. REMEDIES UPON DEMAND AND DEFAULT. (1) Upon a declaration that the Accommodations Outstanding under the Credit Facilities are immediately due and payable pursuant to Section 9.01, the Administrative Agent shall at the request of, or may with the consent of, the Majority Lenders, commence such legal action or proceedings as it, in its sole discretion, may deem expedient, including the commencement of enforcement proceedings under the Security Documents or any other security granted by the Borrower, any Guarantor or others to the Administrative Agent or the Lenders, or both, all without any additional notice, presentation, demand, protest, notice of dishonour, entering into of possession of any of the Assets, or any other action or notice, all of which the Borrower hereby expressly waives.

                  (2) The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Credit Documents are cumulative and are in addition to and not in substitution for any other rights or remedies. Nothing contained herein or in the Security Documents or any other security hereafter held by the Administrative Agent and the Lenders, with respect to the indebtedness or liability of the Borrower or the Guarantors to the Administrative Agent and the Lenders, or any part thereof, nor any act or omission of the Administrative Agent or the Lenders with respect to the Security Documents, the Security or such other security, shall in any way prejudice or affect the rights, remedies and powers of the Administrative Agent and the Lenders hereunder or under the Security Documents or such Security.

                  SECTION 9.03. BANKRUPTCY AND INSOLVENCY. If the Borrower files a notice of intention to file a proposal, or files a proposal under the Bankruptcy and Insolvency Act, or if the Borrower obtains the permission of the court to file a Plan of Arrangement under the Companies' Creditors Arrangements Act, and if a stay of proceedings is obtained or ordered under the provisions of either of those statutes, without prejudice to the Lenders' rights to contest such stay of proceedings, the Borrower covenants and agrees to continue to pay interest on all amounts due to the Lenders in accordance with the provisions hereof. In this regard, the Borrower acknowledges that permitting the Borrower to continue to use the proceeds of the Accommodations constitutes valuable consideration provided after the filing of any such proceeding in the same way that permitting the Borrower to use leased premises constitutes such valuable consideration.

                  SECTION 9.04. RELATIONS WITH THE BORROWER. The Administrative Agent may grant delays, take security or renounce thereto, accept compromises, grant acquittances and releases and otherwise negotiate with the Borrower and any Guarantor as it deems advisable without in any way diminishing the liability of the Borrower or any Guarantor nor prejudicing the rights of the Lenders with respect to the Security.

                  SECTION 9.05. APPLICATION OF PROCEEDS. Following the occurrence of an Event of Default which has not been waived, subject to the provisions hereof, the Administrative Agent may apply the proceeds of realization of the property contemplated by the Security Documents and of any credit or compensating balance in reduction of the part of the Accommodations (principal, interest or accessories and/or the Negative Value of Hedging Agreements entered into with a Lender) which the Administrative Agent judges appropriate; provided that, to the extent practicable, the Administrative Agent will follow the order contemplated by Section 2.09(2) hereof. If any Lender is owed money by the Borrower as a result of Hedging Agreements, and, in particular, as a result of the Negative Value of Hedging Agreements, the claim of such Lender, as well as the claim of the Person providing the Overdraft Facility for all amounts owed thereunder,shall rank PARI PASSU with the other amounts comprising the Accommodations.

                                  ARTICLE 10
                    THE ADMINISTRATIVE AGENT AND THE LENDERS

                  SECTION 10.01. AUTHORIZATION AND ACTION. (1) Each Lender irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to it by the terms of this Agreement, together with the powers reasonably incidental thereto, but the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Administrative Agent. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall act or refrain from acting (and shall be fully protected in so doing) upon the joint instructions of the Majority Lenders which instructions shall be binding upon all Lenders but, in the absence of any such instructions, the Administrative Agent may (but shall not be obliged to) act as it shall deem fit in the best interests of the Lenders, and any such instructions and any action taken by the Administrative Agent in accordance herewith shall be binding upon each Lender. The Administrative Agent shall not, by reason of this Agreement, be deemed to be a trustee or fiduciary for the benefit of any Lender, the Borrower or any other Person. The Administrative Agent shall not be required to take any action which (i) exposes it to personal liability; (ii) is contrary to this Agreement or any applicable Law; (iii) would require it to become registered to do business in any jurisdiction; or (iv) would subject it to taxation or additional taxation in any jurisdiction.

                  (2) The Administrative Agent has no duties or obligations other than as set out in this Agreement and there shall not be construed against the Administrative Agent any implied duties (including fiduciary duties), obligations or covenants. The Administrative Agent may execute or perform, and may delegate the execution and performance of, any of its powers, rights, discretions and duties under the Credit Documents through or to any Persons designated by it. References in any Credit Document to an Agent shall include references to any such Persons.

                  (3) The Administrative Agent shall not be obliged to (i) take or refrain from taking any action or exercise or refrain from exercising any right or discretion under the Credit Documents; or (ii) incur or subject itself to any cost in connection with the Credit Documents, unless it is first specifically indemnified or furnished with security by the Lenders, in form and substance satisfactory to it (which may include further agreements of indemnity or the deposit of funds).

                  (4) The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Issuing Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article 10 with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in this Article 10 and in the definition of "Agent-Related Person" included the Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the Issuing Lender.

                  (5) For the purposes of creating a SOLIDARITE ACTIVE between each Lender taken individually, and the Administrative Agent in accordance with Article 1541 of the Civil Code, the Borrower, each Guarantor and each Lender (on its own behalf) acknowledge and agree with the Administrative Agent that such Lender and the Administrative Agent are hereby conferred the legal status of solidary creditors of the Borrower and each Guarantor in respect of all amounts, liabilities and other obligations owed by the Borrower and each Guarantor to each of them hereunder and under the other Credit Documents (collectively, the "SOLIDARY CLAIM") and that, accordingly, but subject (for the avoidance of doubt) to Article 1542 of the Civil Code, the Borrower and each Guarantor is irrevocably bound towards each of the Administrative Agent, as solidary creditor for itself and the said Lender in respect of the entire Solidary Claim. As a result of the foregoing, the parties hereto acknowledge that the Administrative Agent and each Lender, shall at all times have a valid and effective right of action for the entire Solidary Claim and that the Liens of the Security Documents shall accordingly be granted to the Administrative Agent, for its own behalf and for the benefit of the Lenders.

                  SECTION 10.02. NO LIABILITY. (1) Neither the Administrative Agent nor any Agent-Related Person shall be liable to any Lender for any action taken or omitted to be taken by it or them in connection with the Credit Documents except for its or their own gross negligence or wilful misconduct in connection with its duties expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent and each Agent-Related Person (i) may treat any Lender as the payee of amounts attributable to its Commitment unless and until the Administrative Agent receives an agreement in the form contemplated in Section 12.08(5); (ii) may consult with legal counsel (including legal counsel for the Borrower), independent accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in accordance with their advice; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for the form, substance, accuracy or completeness of any Credit Document or any other documents or information made available to the Lenders; (iv) has no duty to inspect the property or assets (including books and records) of the Borrower or any other Person;

(v) has no duty to ascertain or inquire as to the existence of a Default or an Event of Default or the observance of any of the terms or conditions of the Credit Documents, and shall not be deemed to have any knowledge of same until it has received notice from a Lender or the Borrower describing such Default or Event of Default and stating that such notice is a "Default Notice"; (vi) is not responsible (a) to any Lender for the execution, enforceability, genuineness, sufficiency or value of any of the Credit Documents or (b) to the Borrower or any Guarantor on account of the failure of any Lender to perform its obligations; (vii) shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telex or fax), electronic mail, telephone message or conversation believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons; and (viii) shall incur no liability by acting upon any notice, certificate or other instrument believed by it to be genuine and signed or sent by the proper Person.

                  (2) The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower. Except (in the case of the Administrative Agent) for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the affairs or financial condition of the Borrower which may come to the attention of the Administrative Agent, except where provided to the Administrative Agent for the Lenders, provided that such information does not confer any advantage to the Administrative Agent as a Lender over the other Lenders. Nothing in this Agreement shall oblige the Administrative Agent to disclose any information relating to the Borrower if such disclosure would or might, in the opinion of the Administrative Agent, constitute a breach of any Laws or duty of secrecy or confidence.

                  (3) For purposes of determining compliance with the conditions specified in SECTION 6.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

                  SECTION 10.03. ACCOMMODATIONS BY ADMINISTRATIVE AGENT. The Administrative Agent has the same rights and powers under this Agreement with respect to its Commitment as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent. The term "LENDER" or "LENDERS" shall, unless otherwise expressly indicated, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, underwrite an issue of securities of and generally engage in any kind of business with, the Borrower, any of its subsidiaries, Holdco or any Person who may do business with or own securities of such Persons, all as if it were not the Administrative Agent and without any duty to account to the Lenders.

                  SECTION 10.04. HOLDING OF SECURITY; SHARING OF PAYMENTS, ETC. (1) The Security shall be held by the Administrative Agent for the rateable benefit of the Lenders in accordance with their respective terms, and any proceeds from any realization of the Security, as well as all other amounts received by the Administrative Agent for the account of the Lenders, shall be applied to the Accommodations Outstanding and other amounts payable to the Lenders under the Credit Documents to each Lender rateably (whether such Security is held in the name of the Administrative Agent or in the name of any one or more of the Lenders and without regard to any priority to which any Lender may otherwise be entitled under applicable Law), and in connection with any application of proceeds of realization of Security as aforesaid, to the lender providing the Overdraft Facility as well.

                  (2) Each Lender agrees with the other Lenders that it will not, without the prior consent of the other Lenders, take or obtain any Lien on any properties or assets of the Borrower or any of its subsidiaries to secure the obligations of the Borrower under this Agreement, except for the benefit of all Lenders or as may otherwise be required by applicable Law.

                  (3) If any Lender obtains any payment (whether voluntary, involuntary or through the exercise of any right of set-off or realization of Security) on account of Accommodations made by it (other than amounts paid pursuant to Section 12.06) in excess of its rateable share of payments obtained by all the Lenders, the Lender shall account to and pay over to the other Lenders their rateable share and shall, upon request, immediately purchase from the other Lenders such participations in the Accommodations made by the other Lenders as shall be necessary to cause the purchasing Lender to share the excess payment rateably with the other Lenders. If all or any portion of the excess payment is recovered from the purchasing Lender, the purchase price shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of the recovery together with an amount equal to the Lender's rateable share (according to the proportion that the amount the Lender's required repayment bears to the total amount recovered from the purchasing Lender) of any interest or other amount paid by the purchasing Lender in respect of the total amount recovered. The Lender purchasing a participation from another Lender pursuant to this
Section 10.04 may, to the fullest extent permitted by law, exercise all its rights of payment (including any right of set-off) with respect to such participation as fully as if the Lender were a direct creditor of the Borrower in the amount of the participation and the Borrower expressly acknowledges the creation of such right.

                  (4) On request by, and at the expense of, the Borrower and provided no Default has occurred and is continuing and no Event of Default has occurred and not been waived, the Administrative Agent may, on behalf of the Lenders,

         (a) discharge and release the Security to the extent required
         (i) to permit a Disposition permitted under this Agreement;
         (ii) upon termination of all Commitments and the payment in full of all Accommodations Outstanding and all other amounts owed to the Administrative Agents, the Lenders hereunder (including for greater certainty the providers of the Hedging Agreements) and the provider of the Overdraft Facility; or
         (iii) if approved, authorized or ratified by all of the Lenders (including for greater certainty the providers of the Hedging Agreements) and the provider of the Overdraft Facility;

         (b) to subordinate any Security held by the Administrative Agent on property of the Loan Parties to the holder of a Purchase Money Mortgage where same is permitted hereunder; and
         (c) to release any Guarantor from its guarantee provided in connection with this Credit Agreement where such Guarantor ceases to be a Guarantor as permitted hereunder.

                  SECTION 10.05. LENDER CREDIT DECISIONS. Each Lender acknowledges that it has, independently and without reliance upon any Agent-Related Person, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 10.06 DELEGATION. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

                  SECTION 10.07. INDEMNIFICATION. Each Lender shall indemnify and save the Administrative Agent and each Agent-Related Person harmless (to the extent not reimbursed by the Borrower or another Loan Party) rateably from any claim or loss suffered by, imposed upon or asserted against the Administrative Agent as a result of, or arising out of, the Credit Documents or any action taken or omitted by the Administrative Agent under the Credit Documents provided that no Lender shall be liable for any part of such loss resulting from the gross negligence or wilful misconduct of the Administrative Agent in its capacity as agent. Without limiting the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its rateable share of any out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, administration or enforcement of, or legal advice in respect of rights or responsibilities under, the Credit Documents (to the extent not reimbursed by the Borrower or another Loan Party).

                  SECTION 10.08. LIABILITY OF THE LENDERS INTER SE. Each of the Lenders agrees with each of the other Lenders that, except as otherwise expressly provided in this Agreement, none of the Lenders has or shall have any duty or obligation, or shall in any way be liable to any of the other Lenders in respect of the Credit Documents or any action taken or omitted to be taken in connection with them.

                  SECTION 10.09. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may (i) resign from its position at any time by giving written notice to the Lenders and the Borrower; or (ii) be removed at any time for cause by the Majority Lenders, such resignation or removal to be effective upon the appointment of a successor Administrative Agent. Upon notice of any resignation or removal, the Majority Lenders have the right to appoint a successor Administrative Agent (and, if the Issuing Lender is also the Administrative Agent, the Majority Lenders shall also

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appoint a new Issuing Lender) who (at any time that no Event of Default has occurred and not been waived) shall be acceptable to the Borrower, acting reasonably. If no successor Administrative Agent (and Issuing Lender, if applicable) is appointed or has accepted the appointment within thirty days after the retiring Administrative Agent's notice of resignation or removal, as the case may be, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a Lender, but such resignation shall not be effective until a successor Administrative Agent (and Issuing Lender, if applicable) has been appointed. Upon the acceptance of any such appointment by a successor Administrative Agent (and Issuing Lender, if applicable), the successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent (and Issuing Lender, if applicable) and the retiring Administrative Agent (and Issuing Lender, if applicable) shall be discharged from its duties and obligations under this Agreement. If no successor Administrative Agent (and Issuing Lender, if applicable) has accepted appointment as Administrative Agent (and Issuing Lender, if applicable) by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent (and Issuing Lender, if applicable) hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent's (and Issuing Lender, if applicable) resignation or removal, as the case may be, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent (and Issuing Lender, if applicable).

                  SECTION 10.10. ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Accommodations Outstanding shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

         (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Accommodations Outstanding and all other obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent hereunder or under the Hedging Agreements; and

          (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for

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                                      75

the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent hereunder.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

                  SECTION 10.11. REPLACEMENT OF SCHEDULE II REFERENCE LENDERS. If a Schedule II Reference Lender assigns, subject to the provisions of Section 12.08, all of its rights hereunder or otherwise ceases to be a Lender, or if a Schedule II Reference Lender gives notice of its intention to cease being a Schedule II Reference Lender, or if in the opinion of the Administrative Agent, a Schedule II Reference Lender is no longer capable of exercising its functions as a Schedule II Reference Lender, the Administrative Agent shall, with the prior written consent of the Borrower if prior to an Event of Default which has not been waived, appoint another Lender designated as a Schedule II bank under the BANK ACT (Canada) (with the letters' consent) to act as a Schedule II Reference Lender in replacement thereof.

                  SECTION 10.12. IRREVOCABLE POWER OF ATTORNEY (FONDE DE POUVOIR). Without limiting the powers of the Administrative Agent hereunder or under the Credit Documents and to the extent applicable, each of the Lenders hereby acknowledges that the Administrative Agent shall, for the purposes of holding any Security granted under the Security Documents for use in the Province of Quebec, to secure payment of the Debentures, be the holder of an irrevocable power of attorney (FONDE DE POUVOIR) (within the meaning of Article 2692 of the CIVIL CODE OF QUEBEC) for all present and future Lenders and in particular for all present and future holders of the Debentures. Each of the Lenders hereby constitutes, to the extent necessary, the Administrative Agent (or, if desired, a designated collateral agent) as the holder of such irrevocable power of attorney in order to hold security granted under such hypothecs to secure the Debentures. Each Assignee shall be deemed to have confirmed and ratified the constitution of the Administrative Agent as the holder of such irrevocable power of attorney by execution of the relevant Transfer Agreement. Notwithstanding the provisions of Section 32 of the AN ACT RESPECTING THE SPECIAL POWERS OF LEGAL PERSONS (Quebec), the Borrower, the Guarantors and the Lenders irrevocably agree that the Administrative Agent may acquire and be the holder of a Debenture. By executing a Debenture, the issuer of the Debenture shall be deemed to have acknowledged that the Debenture constitutes a title of indebtedness, as such term is used in Article 2692 of the CIVIL CODE OF QUEBEC.

                                  ARTICLE 11
                             CURRENCY AND EXCHANGE

                  SECTION 11.1. RULES OF CONVERSION. If for the purpose of obtaining judgment in any court or for any other purpose hereunder, it is necessary to convert an amount due, advanced or to be advanced hereunder from the currency in which it is due (the "FIRST CURRENCY") into

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                                      76


another currency (the "SECOND CURRENCY") the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Administrative Agent could purchase, in the Canadian money market or the Canadian exchange market, as the case may be, the First Currency with the Second Currency on the date on which the judgment is rendered, the sum is payable or advanced or to be advanced, as the case may be. The Borrower agrees that its obligations in respect of any First Currency due from it to the Lenders in accordance with the provisions hereof shall, notwithstanding any judgment rendered or payment made in the Second Currency, be discharged by a payment made to the Administrative Agent on account thereof in the Second Currency only to the extent that, on the Business Day following receipt of such payment in the Second Currency, the Administrative Agent may, in accordance with normal banking procedures, purchase on the Canadian money market or the Canadian foreign exchange market, as the case may be, the First Currency with the amount of the Second Currency so paid or which a judgment rendered payable; and if the amount of the First Currency which may be so purchased is less than the amount originally due in the First Currency, the Borrower agrees as a separate and independent obligation and notwithstanding any such payment or judgment to indemnify the Lenders against such deficiency.

                  SECTION 11.2. DETERMINATION OF AN EQUIVALENT CURRENCY. If, in their discretion, the Lenders or the Administrative Agent chooses or, pursuant to the terms of this Agreement, are obliged to choose the equivalent in Canadian Dollars of any securities or amounts expressed in US Dollars or the equivalent in US Dollars of any securities or amounts expressed in Canadian Dollars, the Administrative Agent, in accordance with the conversion rules as stipulated in Section 11.1, on the date indicated in the Borrowing Notice as the date of a request for an Advance, and at any other time which in the opinion of the Lenders is desirable; may, using the spot rate of the Administrative Agent or an Affiliate on such date, determine the equivalent in Canadian Dollars or in US Dollars, as the case may be, of any security or amount expressed in the other currency pursuant to the terms hereof. Immediately following such determination, the Administrative Agent shall inform the Borrower of the conclusion which the Lenders have reached.

                                  ARTICLE 12

                                 MISCELLANEOUS

                  SECTION 12.01. AMENDMENT. (1) Subject to subsections (2) and (3), no amendment or waiver of any provision of any of the Credit Documents, nor consent to any departure by the Borrower or any other Person from such provisions, is effective unless in writing and approved by the Majority Lenders. Any amendment, waiver or consent is effective only in the specific instance and for the specific purpose for which it was given.

                  (2) Only written amendments, waivers or consents signed by all the Lenders shall (i) increase a Lender's Commitment or subject any Lender to any additional obligation, or increase the aggregate Commitments hereunder; (ii) reduce the principal amount of, or interest on, directly or indirectly, any Accommodation Outstanding or any Fees; (iii) postpone any date fixed for any payment of principal of, or interest on, any Accommodation Outstanding or any Fees, or

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                                      77

otherwise postpone or extend any maturity date, including in relation to a Mandatory Prepayment; (iv) change (y) the percentage of the Commitments, or
(z) the number or percentage of Lenders required for the Lenders, or any of them, or the Administrative Agent to take any action; (v) permit any amendment to or termination of any of the Security Documents or release any of the collateral subject thereto (except as otherwise permitted in Section 10.04(4)); (vi) permit the release of any Guarantor or the amendment of any guarantee provided by any Guarantor (except as otherwise permitted by Section 10.4(4)); (vii) change the definition of Majority Lenders; (viii) modify or waive any condition precedent provided for in Article 6; (ix) modify the application of payments contemplated by Section 2.09 or 9.05, or the rateable application of same in accordance with the provisions of Section 10.04; or
(ix) amend this Section 12.01(2).

                  (3) Only written amendments, waivers or consents signed by the Administrative Agent in addition to the Majority Lenders, shall affect the rights or duties of the Administrative Agent under the Credit Documents.

                  SECTION 12.02. WAIVER. (1) No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right under any of the Credit Documents shall operate as a waiver of such right; nor shall any single or partial exercise of any right under any of the Credit Documents preclude any other or further exercise of such right or the exercise of any other right.

                  (2) Except as otherwise expressly provided in this Agreement, the covenants, representations and warranties shall not merge on and shall survive the initial Accommodation and, notwithstanding such initial Accommodation or any investigation made by or on behalf of any party, shall continue in full force and effect. The closing of this transaction shall not prejudice any right of one party against any other party in respect of anything done or omitted under this Agreement or in respect of any right to damages or other remedies.

                  SECTION 12.03. EVIDENCE OF DEBT AND ACCOMMODATION NOTICES.
(1) The indebtedness of the Borrower resulting from Accommodations under the Credit Facilities shall be evidenced by the records of the Lenders (or the Administrative Agent acting on behalf of the Lenders) which shall constitute PRIMA FACIE evidence of such indebtedness.

                  (2) Prior to the receipt of any Accommodation Notice, the Administrative Agent may act upon the basis of a notice by telephone (containing the same information as required to be contained in such Accommodation Notice) believed by it in good faith to be from an authorized person representing the Borrower. In the event of a conflict between the Administrative Agent's record of any Accommodation and the Accommodation Notice, the Administrative Agent's record shall prevail, absent manifest error.

         SECTION 12.04. NOTICES, ETC. Any notice, direction or other communication required or permitted to be given under this Agreement shall, except as otherwise permitted, be in writing and given by delivering it or sending it by telecopy or other similar form of recorded communication addressed, if to the Borrower, to it at: Sun Media Corporation, 333 King Street East, Toronto (Ontario), M5A 3X5, Canada, Attention: Controller,
Telephone:  (416) 947-2080,

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                                      78

Fax:  (416) 947-3119, with a copy to: Treasurer, Quebecor Media Inc.,
Telephone: (514) 380-1912, Fax: (514) 380-1983; if to the Administrative Agent, (I) for the purposes of Accommodations and Repayments under (A) Facility A, to it at: 200 Front Street West, Suite 2700, Toronto, Ontario, M5V 3L2 , Attention: Domingo.Braganza, Credit Services, Telephone: (416) 349-5464, Fax: (416) 349-4282/4283, E-mail:
Domingo.Braganza@bankofamerica.com; Alternate - Clara McGibbon, 416-349-5484, E-mail: Clara.McGibbon@bankofamerica.com; and (B) Term Facility B, to it at:
Bank of America, N. A., Agency Services, 1850 Gateway Blvd., 5th Floor, MC:
CA4-706-05-09, Concord, CA 94520, Phone: (925) 675-8373, Fax: (925) 969-2414,
E-mail: kristine.l.kelleher@bankofamerica.com; and (II), for all other purposes, to it at: 555 South Flower St., 17th floor, CA9-706-17-54 in the City of Los Angeles, California, 90071, Attention: David Price, Vice-President, Telephone: (213) 345-1300, Fax: (415) 503-5011, Email:
david.price@bankofamerica.com; and, if to the Lenders, at the addresses shown on the signature pages. Any communication shall be deemed to have been validly and effectively given (i) if personally delivered, on the date of such delivery if such date is a Business Day and such delivery was made prior to 4:00 p.m. (Toronto time); (ii) if transmitted by facsimile or similar means of recorded communication on the Business Day following the date of transmission. Any party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to the party at its changed address.

                  SECTION 12.05. CONFIDENTIALITY. Each Lender agrees to use reasonable efforts to ensure that financial statements or other information relating to the Borrower which may be delivered to it pursuant to this Agreement and which are not publicly filed or otherwise made available to the public generally (and which are not independently known to the Lender) will, to the extent permitted by Law, be treated confidentially by the Lender and will not, except with the consent of the Borrower, be distributed or otherwise made available by the Lender to any Person other than its directors, officers, employees, authorized agents, counsel or other representatives (provided the other representatives have agreed or are under a duty to keep all information confidential) required, in the reasonable opinion of the Lender, to have such information. Each Lender is authorized to deliver a copy of any financial statement or any other information which may be delivered to it pursuant to this Agreement, to (i) any actual or potential Participant or Assignee; (ii) any Governmental Entity having jurisdiction over the Lender in order to comply with any applicable laws; (iii) any Affiliate of the Lender required, in the reasonable opinion of the Lender, to have such information; and (iv) any direct or indirect contractual counterparty in any swap, hedge or similar agreement (or to any such contractual counterparty's professional advisor), so long as such contractual counterparty (or such professional advisor) agrees to be bound by the provisions of this Section 12.05.

                  SECTION 12.06. COSTS, EXPENSES AND INDEMNITY. (1) The Borrower shall, whether or not the transactions contemplated in this Agreement are completed, indemnify and hold each of the Lenders and each Agent-Related Person and each of their respective officers, directors, employees, agents, trustees and advisors (each an "INDEMNIFIED PERSON") harmless from, and shall pay to such Indemnified Person on demand any amounts required to compensate the Indemnified Person for, any claim or loss suffered by, imposed on, or asserted against, the Indemnified Person as a result of, connected with or arising out of (i) the preparation, execution and delivery of the Commitment Letter, Term Sheet and Fee Letter, (ii) the preparation, execution and delivery of,

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                                      79

preservation of rights under, enforcement of, or refinancing, renegotiation or restructuring of, the Credit Documents and any related amendment, waiver or consent; (iii) any advice of counsel as to the rights and duties of the Administrative Agent and the Lenders with respect to the administration of the Credit Facilities, the Credit Documents or any transaction contemplated under the Credit Documents, including any interpretation issues; (iv) a default (whether or not constituting a Default or an Event of Default) by the Borrower; (v) any proceedings brought against the Indemnified Person due to its entering into any of the Credit Documents and performing its obligations under the Credit Documents except to the extent that it shall be determined in a final, non-appealable judgment by a court of competent jurisdiction that such losses, claims, damages, liabilities or expenses resulted primarily from the gross negligence or wilful misconduct of the Indemnified Person; and (vi) the presence on or under or the discharge or likely discharge of Hazardous Substances from any of the properties used by the Borrower or any of its subsidiaries, or the breach of any Environmental Law by the Borrower or any of its subsidiaries or by any mortgagor, owner, or lessee of such properties. No Indemnified Person shall be liable for any damages arising from the use by others of information provided by or on behalf of the Borrower and obtained through the Internet, Intralinks or other similar information transmission systems in connection with the Credit Facilities except to the extent that, as to any Indemnified Person, it shall be determined by a final, non-appealable judgment by a court of competent jurisdiction that such damages resulted primarily from gross negligence or willful misconduct of such Indemnified Person. The Borrower agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to any Person, including the Borrower, any of its subsidiaries and Affiliates or their respective security holders or creditors arising out of or in connection with any aspect of this Credit Agreement or the Credit Facilities, except for direct, as opposed to consequential, damages determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from the gross negligence or willful misconduct of such Indemnified Person.

                  (2) If, with respect to any Lender, (i) any change in Law of general application, or any change in the interpretation or application of such Law occurring or becoming effective after the Closing Date; or (ii) compliance by the Lender with any direction, request or requirement (whether or not having the force of law) of any Governmental Entity made or becoming effective after the Closing Date, has the effect of causing any loss to the Lender or reducing the Lender's rate of return by (w) increasing the cost to the Lender of performing its obligations under this Agreement or in respect of any Accommodations Outstanding (including the costs of maintaining any capital, reserve or special deposit requirements (other than a reduction resulting from a higher rate or from a change in the calculation of income or capital tax relating to the Lender's income or capital in general)), (x) requiring the Lender to maintain or allocate any capital or additional capital or affecting its allocation of capital in respect of its obligations under this Agreement or in respect of any Accommodations Outstanding, (y) reducing any amount payable to the Lender under this Agreement or in respect of any Accommodations Outstanding by any material amount, (z) causing the Lender to make any payment or to forego any return on, or calculated by reference to, any amount received or receivable by the Lender under this Agreement or in respect of any Accommodations Outstanding, then, subject to
Section 12.06(3), the Lender may give notice to the Borrower specifying, with reasonable detail, the nature of the event giving rise to the loss and the Borrower may either: (A) on demand, pay such amounts as the Lender specifies is necessary to compensate it for any such loss, or (B) provided no loss has yet been suffered by the Lender or the

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Borrower has paid the compensating amount to the Lender, repay the
Accommodations Outstanding to such Lender and terminate the Lender's Commitments all without affecting the Commitments or Accommodations Outstanding of any other Lender. A certificate as to the amount of any such loss submitted in good faith by a Lender to the Borrower shall be conclusive and binding for all purposes, absent manifest error.

                  (3) The Borrower shall not be liable to compensate a Lender for any costs, reduction, payment or foregone return if such compensation is not being claimed as a general practice by such Lender from customers of such Lender who by agreement are liable to pay such or similar compensation. In determining the amount of compensation payable by the Borrower under Section 12.06(2), such Lender shall use all reasonable efforts to minimize the compensation payable by the Borrower including using all reasonable efforts to obtain refunds or credits in the ordinary course of its business, and any compensation paid by the Borrower which is later determined not to have been properly payable or in respect of which a refund, credit or compensation has been received shall forthwith be reimbursed by such Lender to the Borrower.

                  (4) The Borrower shall pay to each Lender on demand any amounts required to compensate the Lender for any loss suffered or incurred by it as a result of (i) any payment being made in respect of a BA Instrument or Libor Advance other than on the maturity applicable to it; (ii) the failure of the Borrower to give any notice in the manner and at the times required by this Agreement; (iii) the failure of the Borrower to effect an Accommodation in the manner and at the time specified in any Accommodation Notice; or (iv) the failure of the Borrower to make a payment or a mandatory repayment in the manner and at the time specified in this Agreement. A certificate as to the amount of any loss submitted in good faith by a Lender to the Borrower shall be conclusive and binding for all purposes, absent manifest error.

                  (5) The provisions of this Section 12.06 shall survive the termination of this Agreement and the repayment of all Accommodations Outstanding. The Borrower acknowledges that neither their obligation to indemnify nor any actual indemnification by them of any Lender, the Administrative Agent or any other Indemnified Person in respect of such Person's losses for the legal fees and expenses shall in any way affect the confidentiality or privilege relating to any information communicated by such Person to its counsel.

                  SECTION 12.07. TAXES. (1) The Borrower agrees to immediately pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, financial institutions duties, debits or similar levies (all such taxes, charges, duties and levies being referred to as "TAXES") which arise from any payment made by the Borrower under any of the Credit Documents or from the execution, delivery or registration of, or otherwise with respect to, any of the Credit Documents. If any Taxes are required to be withheld from any payment hereunder, the Borrower shall (a) increase the amount of such payment so that the Lenders will receive a net amount (after deduction and withholding of all Taxes) equal to the amount otherwise due hereunder; (b) pay such Taxes to the appropriate taxing authority for the account of the relevant Lenders and (c) as promptly as possible thereafter, send the Administrative Agent and the Lenders an original receipt showing payment thereof, together with such additional documentary evidence as the Lenders may from time to time reasonably require.

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                                       81

                  (2) The Borrower shall indemnify the Lenders and the Administrative Agent for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable by the Borrower under this Section 12.07) paid by the Lenders or the Administrative Agent and any liability (including penalties, interest and expenses) arising from or with respect to such Taxes, whether or not they were correctly or legally asserted, excluding, in the case of any Lender, taxes imposed on its net income or capital taxes or receipts and franchise taxes. Payment under this indemnification shall be made within 30 days from the date the Administrative Agent or the relevant Lender, as the case may be, make written demand for it. A certificate as to the amount of such Taxes submitted to the Borrower by the Administrative Agent or the relevant Lender shall be conclusive evidence, absent manifest error, of the amount due from the Borrower to the Administrative Agent or the Lenders, as the case may be.

                  (3) The Borrower shall furnish to the Administrative Agent and the Lenders the original or a certified copy of a receipt evidencing payment of Taxes made by the Borrower within 30 days after the date of any payment of Taxes.

                  (4) The provisions of this Section 12.07 shall survive the termination of the Agreement and the repayment of all Accommodations Outstanding.

                  SECTION 12.08. SUCCESSORS AND ASSIGNS. (1) This Agreement shall become effective when executed by the Borrower, the Administrative Agent and each Lender and after that time shall be binding upon and enure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective successors and permitted assigns.

                  (2) The Borrower shall not have the right to assign its rights or obligations under this Agreement or any interest in this Agreement without the prior consent of all the Lenders, which consent may be arbitrarily withheld.

                  (3) A Lender may (i) grant participations, without notice to or consent of the Borrower or the Administrative Agent, in all or any part of its interest in the Credit Facilities to one or more Persons (each a "PARTICIPANT"), or (ii) upon prior written notice to the Administrative Agent and the Borrower, assign all or any part of its interest in the Credit Facilities to one or more Persons (each an "ASSIGNEE"), provided that in the case of any interest which is a partial interest (other than after the occurrence of a Default which is continuing or an Event of Default which has not been waived, in which case no minimums will apply), such partial interest is not less than $5,000,000 under Facility A or US$1,000,000 under Term Facility B (or such lesser amount as agreed to by the Borrower and the Administrative Agent). An assignment shall require (A) the consent of the Borrower, which shall not be unreasonably withheld or delayed, prior to the occurrence of a Default which is continuing or an Event of Default which has not been waived, and thereafter shall not require any such consent, and (B) the consent of the Administrative Agent (and, in the case of assignments under Facility A, the Issuing Lender and the Swingline Lender), which shall not be unreasonably withheld or delayed; provided that the Borrower's consent shall not be required for an assignment to any of the following Persons: (A) a Lender; (b) an Affiliate of a Lender; or (c) an Approved Fund, which shall not be the Borrower or any of the Borrower's

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                                       82

Affiliates or subsidiaries. A Lender granting a participation shall, unless otherwise expressly provided in this Agreement, act on behalf of all of its Participants in all dealings with the Borrower in respect of the Credit Facilities and no Participant shall have any voting or consent rights with respect to any matter requiring the Lenders' consent. In the case of an assignment, the Assignee shall have the same rights and benefits and be subject to the same limitations under the Credit Documents as it would have if it was a Lender, provided that no Assignee or Participant shall be entitled to receive any greater payment, on a cumulative basis, pursuant to
Section 12.06 or Section 12.07 than the Lender which granted the assignment or participation would have been entitled to receive.

                  (4) The Borrower shall provide such certificates, acknowledgments and further assurances in respect of this Agreement and the Credit Facilities as such Lender may reasonably require in connection with any participation or assignment pursuant to this Section 12.08.

                  (5) In order to effect an assignment in accordance with this Section 12.08, a Lender shall deliver to the Borrower an assignment and assumption agreement substantially in the form of Schedule 6 by which an Assignee of the Lender assumes the obligations and agrees to be bound by all the terms and conditions of this Agreement, all as if the Assignee had been an original party. Upon receipt by the Administrative Agent from the assigning Lender of a processing fee of US$3,500 and the assignment and assumption agreement, the assigning Lender and the Borrower shall be released from their respective obligations under this Agreement (to the extent of such assignment and assumption) and shall have no liability or obligations to each other to such extent, except in respect of matters arising prior to the assignment.

                  (6) Any assignment or grant of participation pursuant to this Section 12.08 will not constitute a repayment by the Borrower to the assigning or granting Lender of any Accommodation, nor a new Accommodation to the Borrower by such Lender or by the Assignee or Participant, as the case may be, and the parties acknowledge that the Borrower's obligations with respect to any such Accommodations will continue and will not constitute new obligations.

                  (7) The amounts payable by the Borrower under this Agreement shall not increase on account of withholding taxes as a result of any such assignment or transfer to an Assignee of a Facility A Lender which is a non-resident of Canada as defined in the INCOME TAX ACT (Canada); provided that an assignment which occurs after the occurrence of an Event of Default which has not been waived shall not be subject to this provision.

                  (8) Any Lender (a "GRANTING LENDER") may grant to a special purpose funding vehicle (an "SPV"), identified as such from time to time by the Granting Lender to the Agent and the Borrower, the option to provide to the Borrower all or any part of an Advance that such Granting Lender would otherwise be required to make hereunder; provided that (a) nothing herein shall constitute a commitment by any SPV to make any Advance, and (b) if an SPV does not make such Advance, the Granting Lender shall remain liable to do so. Any Advance by an SPV shall be made using the Commitment of the Granting Lender as if the Advance in question had been made by such Granting Lender. Each party hereto agrees that no SPV shall be liable for any indemnity or other payment hereunder, all of which liability shall remain with the Granting Lender. Accordingly, each party further agrees (which agreement will survive the termination hereof) that it shall not institute any insolvency or other proceeding against the SPV until a date that is not less than one year and one day following the repayment of all of such SPV's commercial paper and other senior Indebtedness. In addition, any SPV may (a) assign all or any portion of its interests in any Loans (i) with notice to, but without the consent of the Borrower or the Agent, and without paying any fees therefor, to the Granting Lender or (ii) to any financial institutions, with the consent of the Borrower and the Agent providing liquidity and/or credit support to or for the account of such SPV to support the funding and maintenance of Advances; and (b) disclose on a confidential basis any non-public information relating to the Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV.

                           (9) The Administrative  Agent shall maintain at
one of its offices a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice. No assignment shall be effective unless recorded in the Register.

                  SECTION 12.09. FACILITY A LENDER BECOMING NON-RESIDENT. If a Facility A Lender becomes a non-resident of Canada as defined in the INCOME TAX ACT (Canada), it shall promptly notify the Administrative Agent and the Borrower, and if the Borrower unknowingly made payments to such Facility A Lender that should have been subject to withholding taxes prior to such notice, such Facility A Lender shall repay the amount that should have been so withheld to the Borrower to be paid to the appropriate taxation authority. Following such notice, the Facility A Lender in question shall have one of the following options in connection with its Facility A Commitment: (a) to permit the Borrower to deduct and pay the applicable withholding tax to the appropriate taxation authority for so long as it is such a non-resident; or
(b) to require that the Borrower replace it as a Facility A Lender within 15 Business Days from such notice, failing which its Facility A Commitment will be cancelled, and the Facility A Commitment hereunder will be permanently reduced by an equal amount.

                  SECTION 12.10. RIGHT OF SET-OFF. Upon the occurrence of any Event of Default, each Lender is authorized at any time and from time to time, to the fullest extent permitted by law (including general principles of common law), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by it to or for the credit or the account of the Loan Parties against any and all of the obligations of the Borrower under any of the Credit Documents, irrespective of whether or not the Lender has made demand under any of the Credit Documents and although such obligations may be unmatured or contingent. If an obligation is unascertained, the Lender may, in good faith, estimate the obligation and exercise its right of set-off in respect of the estimate, subject to providing the Borrower with an accounting when the obligation is finally determined. Each Lender shall promptly notify the Borrower after any set-off and application is made by it, provided that the failure to give notice shall not affect the validity of the set-off and application. The rights of the Lenders under this Section 12.10 are in addition to other rights and remedies (including all other rights of set-off) which the Lenders may have.

                  SECTION 12.11. ACCOMMODATIONS BY LENDERS. The failure of any Lender to make an Accommodation shall not relieve any other Lender of its obligations in connection with such Accommodation, but no Lender is responsible for any other Lender's failure in respect of an Accommodation. Unless the Administrative Agent receives notice from a Lender prior to the date of any Accommodation that the Lender will not make its rateable portion of the Accommodation available to the Administrative Agent, the Administrative Agent may assume that the Lender has made its portion so available on the date of the Accommodation and may, in reliance upon such assumption, make a corresponding amount available to the Borrower. If the Lender has not made its rateable portion available to the Administrative Agent, the Lender shall pay the corresponding amount to the Administrative Agent immediately upon demand. If the Lender pays the corresponding amount to the Administrative Agent, the amount so paid shall constitute the Lender's part of the Accommodation for purposes of this Agreement. If the Lender does not pay the amount to the Administrative Agent immediately upon demand and such amount has been made available to the Borrower, the Borrower shall pay the corresponding amount to the Administrative Agent immediately upon demand and any amount received and so reimbursed would not and will not constitute an Accommodation. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on the corresponding amount, for each day from the date the amount was made available to the Borrower until the date it is repaid to the Administrative Agent, at a rate per annum equal to the Administrative Agent's cost of funds.

                  SECTION 12.12. RATEABLE PAYMENTS. Unless the Administrative Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make the payment in full, the Administrative Agent may assume that the Borrower has made the payment in full on that date and may, in reliance upon that assumption, distribute to each Lender on the due date an amount equal to the amount then due to the Lender. If the Borrower has not made the payment in full, each Lender shall repay to the Administrative Agent immediately upon demand the amount distributed to it together with interest for each day from the date such amount was distributed to the Lender until the date the Lender repays it to the Administrative Agent, at a rate per annum equal to the Administrative Agent's cost of funds.

                  SECTION 12.13. INTEREST ON ACCOUNTS. Except as may be expressly provided otherwise in this Agreement, all amounts owed by the Borrower to the Administrative Agent and to any of the Lenders, which are not paid when due (whether at stated maturity, on demand, by acceleration or otherwise) shall (to the extent permitted by Law) bear interest (both before and after default and judgment), from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the sum of the Canadian Prime Rate in effect from time to time, the Applicable Margin and 2%.

                  SECTION 12.14. GOVERNING LAW. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the laws of

Canada applicable therein; provided that the provisions of Section 10.12 shall be subject to the laws of the Province of Quebec and the laws of Canada applicable therein.

                  SECTION 12.15. CONSENT TO JURISDICTION. The Borrower and each Lender and each Agent hereby irrevocably submits to the jurisdiction of any Ontario court sitting in Toronto, Ontario in any action or proceeding arising out of or relating to the Credit Documents and hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such Ontario court. The Borrower, each Lender and each Agent hereby irrevocably waives, to the fullest extent each may effectively do so, the defence of an inconvenient forum to the maintenance of such action or proceeding. The Borrower, each Lender and each Agent agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

                  SECTION 12.16. COUNTERPARTS. This Agreement may be executed in any number of counterparts (including by way of facsimile) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  SECTION 12.17. SEVERABILITY. Any provision of this Agreement which is or becomes prohibited or unenforceable in any jurisdiction, does not invalidate, affect or impair the remaining provisions thereof and any such prohibition or unenforceability in any jurisdiction does not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 12.18. ASSIGNMENT TO FEDERAL RESERVE BANK. (1) Notwithstanding any provision of this Agreement to the contrary, any Lender governed by the applicable Laws of the United States of America may at any time assign all or a portion of its rights under this Agreement and all other documents ancillary thereto (including the Security Documents) to a Federal Reserve Bank. No such assignment shall relieve the assigning Lender from its obligations under this Agreement or such other documents.

                  (2) Upon the request of any Lender, the Borrower will execute and deliver one or more promissory notes substantially in the form of
Schedule 9, evidencing the Term Facility B Commitment and Accommodations Outstanding under Term Facility B.

                  (3) In the case of any Lender that is a fund that invests in bank loans, such Lender may, without the consent of the Borrower or Administrative Agent, assign or pledge all or any portion of its rights under this Agreement, including the Accommodations and any instrument evidencing its rights as a Lender under this Agreement, to any holder or, trustee for, or any other representative of holders of, obligations owed or securities issued, by such fund, as security for such obligations or securities, without cost to the Borrower; provided that any foreclosure or similar action by such trustee or representative shall be subject to the provisions of this Section concerning assignments. Any such Lender shall, unless otherwise expressly provided in this Agreement, act on behalf of all of its pledgees in all dealings with the Borrower in respect of the Credit Facilities and no such pledgee shall have (i) any voting or consent rights with respect to any matter requiring the Lenders' consent, (ii) any entitlement to any amounts payable hereunder, or (iii) any other rights of any nature hereunder until it has complied with the provisions of this Section concerning assignments.

                  SECTION 12.19. GOOD FAITH AND FAIR CONSIDERATION. The Borrower acknowledges and declares that it has entered into this Agreement freely and of its own will. In particular, the Borrower acknowledges that this Agreement was negotiated by it and the Lenders in good faith, and that there was no exploitation of the Borrower by the Lenders, nor is there any serious disproportion between the consideration provided by the Lenders and that provided by the Borrower. Furthermore, the parties to this Agreement agree to act in good faith and in a reasonable manner with each other during the Term hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective authorized officers as of the date first above written.

                                          SUN MEDIA CORPORATION


                                          Per: /s/ Mark D'Souza
                                                   ---------------------------
                                                   Authorized Signing Officer





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



                                          BANK OF AMERICA, N.A.
                                          AS ADMINISTRATIVE AGENT


                                          Per: /s/ [Illegible]
                                                   ---------------------------
                                                   Authorized Signing Officer

Term Facility B:

                                    Address:         555 South Flower St., 17th floor,
                                                     CA9-706-17-54
                                                     Los Angeles, California, 90071
                                                     Attention: Vice-President, Agency
                                                     Telephone: (213) 345-1300
                                                     Fax: (415) 503-5011
                                                     Email: david.price@bankofamerica.com



                      Address for payments:          Kristine Kelleher
                                                     Bank of America N.A.
                                                     1850 Gateway Blvd., 5th Floor
                                                     MC: CA4-706-05-09
                                                     Concord, CA 94520
                                                     Phone: (925) 675-8373
                                                     Fax: (925) 969-2414
                                                     E-mail: kristine.l.kelleher@bankofamerica.com

Facility A:                                          200 Front Street West, Suite 2700
                                                     Toronto, Ontario, M5V 3L2
                                                     Attention: Domingo.Braganza, Credit Services
                                                     Telephone:  (416) 349-5464
                                                     Fax:  (416) 349-4282-4283
                                                     E-mail: Domingo.Braganza@bankofamerica.com

                                                     Alternate - Clara McGibbon, 416-349-5484
                                                     E-mail: Clara.McGibbon@bankofamerica.com






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

               (signatures continued from the preceding page)


                                          BANK OF AMERICA, N.A.
                                          AS ADMINISTRATIVE AGENT

                                          Per: /s/ David Price
                                                   ---------------------------
                                                   Authorized Signing Officer


                                    Address:         555 South Flower St., 17th floor,
                                                     CA9-706-17-54
                                                     Los Angeles, California, 90071
                                                     Attention: David Price, Vice-President
                                                     Telephone: (213) 345-1300
                                                     Fax: (415) 503-5011
                                                     Email: david.price@bankofamerica.com



Address for operations (Facility B):                 Kristine Kelleher
                                                     Bank of America N.A.
                                                     1850 Gateway Blvd., 5th Floor
                                                     MC: CA4-706-05-09
                                                     Concord, CA 94520
                                                     Phone: (925) 675-8373
                                                     Fax: (925) 969-2414
                                                     E-mail: kristine.l.kelleher@bankofamerica.com

Address for operations (Facility A):                 Bank of America, N.A., Canada Branch
                                                     200 Front Street West, Suite 2700
                                                     Toronto, Ontario, M5V 3L2

                                                     Attention: Domingo.Braganza, Credit Services
                                                     Telephone:  (416) 349-5464
                                                     Fax:  (416) 349-4282/4283
                                                     E-mail: Domingo.Braganza@bankofamerica.com

                                                     Alternate - Clara McGibbon, 416-349-5484
                                                     E-mail: Clara.McGibbon@bankofamerica.com






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

               (signatures continued from the preceing page)


                                          BANK OF AMERICA, N.A.
                                          AS ADMINISTRATIVE AGENT


                                          Per: /s/ David Price
                                                   ---------------------------
                                                   Authorized Signing Officer


                                    Address:         555 South Flower St., 17th floor,
                                                     CA9-706-17-54
                                                     Los Angeles, California, 90071
                                                     Attention: David Price, Vice-President
                                                     Telephone: (213) 345-1300
                                                     Fax: (415) 503-5011
                                                     Email: david.price@bankofamerica.com



Address for operations (Facility B):                 Kristine Kelleher
                                                     Bank of America N.A.
                                                     1850 Gateway Blvd., 5th Floor
                                                     MC: CA4-706-05-09
                                                     Concord, CA 94520
                                                     Phone: (925) 675-8373
                                                     Fax: (925) 969-2414
                                                     E-mail: kristine.l.kelleher@bankofamerica.com

Address for operations (Facility A):                 Bank of America, N.A., Canada Branch
                                                     200 Front Street West, Suite 2700
                                                     Toronto, Ontario, M5V 3L2

                                                     Attention: Domingo.Braganza, Credit Services
                                                     Telephone:  (416) 349-5464
                                                     Fax:  (416) 349-4282/4283
                                                     E-mail: Domingo.Braganza@bankofamerica.com

                                                     Alternate - Clara McGibbon, 416-349-5484
                                                     E-mail: Clara.McGibbon@bankofamerica.com






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



               (signatures continued from the preceding page)


Facility A                                                  BANK OF AMERICA, N.A., CANADA
Commitment:                        Cdn.$9,500,000           BRANCH, AS LENDER

Facility B
Commitment:                         Nil                     Per: /s/ Nelson Lam
                                                                    ---------------------------
                                                                    Nelson Lam, Vice President


Swingline
Commitment (Fronting):             Cdn.$5,000,000
Line of Credit
Commitment (Fronting):             Cdn.$2,000,000

ADDRESS:

Corporate Banking
200 Front Street West, Suite 2700
Toronto, Ontario, M5V 3L2
Attention:        Nelson Lam
Telephone:        (416) 349-5496
Fax:              (416) 349-4282
Email:  nelson.lam@bankofamerica.com





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


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
Facility A                                                             CREDIT SUISSE FIRST BOSTON
Commitment:                        Cdn.$9,000,000                      TORONTO BRANCH, AS LENDER

Facility B
Commitment:                         Nil

                                   Per: /s/ Alain Daoust               /s/ Peter Chauvin
                                       ---------------------------     -----------------
                                        Authorized Signing Officer
                                        Alain Daoust                   Peter Chauvin
                                        Director                        Vice President

Contact:

1 First Canadian Place
P.O. Box 301, Suite 3000
Toronto, Ontario, M5X 1C9

Attention: Alain Daoust

Telephone: (416) 352-4527
      Fax: (416) 352-4576



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


               (signatures continued from the preceding page)


Facility A                                                  CITIBANK N.A.,
Commitment:                        Cdn.$9,000,000           CANADIAN BRANCH, AS LENDER

Facility B
Commitment:                        US$____________          Per: /s/ John Hastings
                                                                --------------------------
                                                                Authorized Signing Officer


Contact:
John Hastings / Daljeet Lamba
123 Front Street, West
Toronto, Ontario
Citibank N.A. Canadian Branch
Telephone: (416) 947-2947
      Fax: (416) 947-5802



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


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
Facility A                                                  THE TORONTO-DOMINION BANK,
Commitment:                        Cdn.$7,500,000           AS LENDER


Facility B                         Nil                      Per: /s/ Illegible
Commitment:                                                      --------------------------
                                                                 Authorized Signing Officer


                                                            Per: /s/ [Illegible]
                                                                    ---------------------------
                                                                    Authorized Signing Officer


Contact:
Eric Duchesne
66, Wellington Street West, 38th Floor
P.O.Box 1 TD Tower
Toronto, ON M5K 1A2

Telephone: (800) 342-1671
      Fax: (800) 675-6163


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



               (signatures continued from the preceding page)


Facility A                                                  THE BANK OF NOVA SCOTIA,
Commitment:                        Cdn.$7,500,000           AS LENDER

Facility B
Commitment:                        Nil                      Per: /s/ Robert King
                                                                 ---------------------------
                                                                 Authorized Signing Officer


                                                            Per: /s/ [Illegible]
                                                                 ---------------------------
                                                                 Authorized Signing Officer



Contact:
Rob King
40 King Street W., 62nd Floor
Toronto, ON Canada

 Tel.: (416) 933-1873
  Fax: (416) 866-2010
Email:  rob_king@scotiacapital.com



               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  ROYAL BANK OF CANADA,
Commitment:                        Cdn.$7,500,000           AS LENDER

Facility B
Commitment:                        US$0                     Per: /s/ Vincent Joli-Coeur
                                      --                         --------------------------
                                                                 Authorized Signing Officer


                                                            Per:
                                                                 ---------------------------
                                                                 Authorized Signing Officer



Contact:
Vincent Joli-Coeur
Royal Bank of Canada
1, Place Ville Marie, Suite 300
Montreal, Quebec




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

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
Facility A                                                  LA CAISSE CENTRALE DESJARDINS DU
Commitment:                        Cdn.$5,000,000           QUEBEC, AS LENDER

Facility B
Commitment:                        US $5,000,000            Per: /s/ Andre Roy
                                                                 ---------------------------
                                                                 Authorized Signing Officer


                                                            Per: /s/ [Illegible]
                                                                 ---------------------------
                                                                 Authorized Signing Officer


Contact:
Andre Roy
Bureau 2822
Montreal Quebec H5B 1B3

Tel: (514) 281-7791
Fax: (514) 281-7083
Email: andre.roy@ccd.desjardins.com

               (signatures continued from the preceding page)


                                                            NATIONAL CITY BANK,
                                                            AS LENDER

Facility B
Commitment:                        US$5,000,000             Per: /s/ Chris Kalmbach
                                                                -----------------------
                                                                Authorized Signing Officer

                                                                 CHRISTIAN KALMBACH
                                                                 Senior Vice President

Contact:
Mr. Chris Kalmbach
1 South Broad, 13th Floor
Philadelphia, Pennsylvania
19107 USA
Fax: (267) 256-4001
phone: (267) 256-4022
e-mail: Christian.Kalmbach@nationalcity.com


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

               (signatures continued from the preceding page)


Facility A                                                  NATIONAL CITY BANK, CANADA
Commitment:                        Cdn.$5,000,000           BRANCH AS LENDER

Facility B
Commitment:                        US$0                     Per: /s/ Caroline Stade  VP
                                      --                        -------------------
                                                                Authorized Signing Officer



Address: 130 King Street West, Suite 2140
         Toronto, Ont., M5X 1E4
Telephone: (416) 361-1744, ext. 224
Fax:       (416) 361-0085
Credit Contact Information:
---------------------------
Caroline Stade               caroline.stade@nationalcity.com


               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  LAURENTIAN BANK OF CANADA,
Commitment:                        Cdn.$5,000,000           AS LENDER

Facility B
Commitment:                        US$3,000,000             Per: /s/ Alain Goyette
                                                                -----------------------
                                                                Authorized Signing Officer

                                                            Per: /s/ [Illegible]
                                                                 ---------------------------
                                                                 Authorized Signing Officer


Contact:
Alain Goyette
1981, McGill College Ave.,
Suite 1980
Montreal, Quebec, H3A 3K3
Tel: (514) 284-4500 ext. 4732
Fax: (514) 284-4551


               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  BANK OF TOKYO-MITSUBISHI
Commitment:                        Cdn.$5,000,000           (CANADA), AS LENDER

Facility B
Commitment:                        US$ Nil                  Per: /s/ Amos Simpson
                                                                --------------------------
                                                                Authorized Signing Officer



                                                            Per:
                                                                 ---------------------------
                                                                 Authorized Signing Officer



Contact:
Amos Simpson
600 de la Gauchetiere West,
Suite 2780
Montreal Quebec, Canada H3B 4L8
Tel: 875-9261
Fax: 875-9392
Email: asimpson@btmna.com


               (signatures continued on the next following page)

               (signatures continued from the preceding page)

Facility A                                                  BANK OF MONTREAL,
Commitment:                        Cdn.$5,000,000           AS LENDER

Facility B
Commitment:                        US$3,000,0000            Per: /s/ Ashok Rao
                                                                --------------------------
                                                                Authorized Signing Officer
                                                                ASHOK RAO, VP


                                                            Per:
                                                                 ---------------------------
                                                                 Authorized Signing Officer



Contact:
Ashok Rao
1 First Canadian Place, 4F
Toronto, ON M5X 1H3
Canada
Tel. (416) 359-6873
Fax: (416) 359-7796
Email: ashok.rao@bmo.com

               (signatures continued on the next following page)

               (signatures continued from the preceding page)

Facility A                                                  KZH ING-2LLC, AS LENDER
Commitment:                        [Nil]

Facility B
Commitment:                        US$1,000,0000            Per: /s/ Susan Lee
                                                                -----------------------
                                                                Authorized Signing Officer
                                                                SUSAN LEE
                                                                Authorized Agent

                                                            Per:
                                                                 --------------------------
                                                                 Authorized Signing Officer



Contact:
Virginia Conway
C/o JPMorgan Chase Bank
140 East 45th Street, 11th Floor
New York, New York 10017
Tel. (212) 622-9353
Fax: (212) 622-0123
Email: virginia.r.conway@chase.com


               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  KZH STERLING LLC, AS LENDER
Commitment:                        [Nil]

Facility B
Commitment:                        US$1,000,0000        Per: /s/ Susan Lee
                                                            --------------------------
                                                            Authorized Signing Officer
                                                            SUSAN LEE
                                                            Authorized Agent

                                                        Per:
                                                             ---------------------------
                                                             Authorized Signing Officer




Contact:
Virginia Conway
C/o JPMorgan Chase Bank
140 East 45th Street, 11th Floor
New York, New York 10017
Tel. (212) 622-9353
Fax: (212) 622-0123
Email: virginia.r.conway@chase.com


               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  K2H CYPRESSTREE-1 LLC,
Commitment:                        Nil                      AS LENDER

Facility B
Commitment:                        US$1,000,0000            Per: /s/ Susan Lee
                                                               --------------------------
                                                               Authorized Signing Officer
                                                               SUSAN LEE
                                                               Authorized Agent



                                                            Per:
                                                                ---------------------------
                                                                Authorized Signing Officer




Contact:
Virginia Conway
C/o JPMorgan Chase Bank
140 East 45th Street, 11th Floor
New York, New York 10017
Tel. (212) 622-9353
Fax: (212) 622-0123
Email: virginia.r.conway@chase.com


               (signatures continued on the next following page)

               (signatures continued from the preceding page)

Facility A                                                  KZH CNC LLC, AS LENDER
Commitment:                        [Nil]

Facility B
Commitment:                        US$ 1,000,000




                                                           Per: /s/ Susan Lee
                                                               --------------------------
                                                               Authorized Signing Officer
                                                               SUSAN LEE
                                                               Authorized Agent


                                                            Per:
                                                                --------------------------
                                                                Authorized Signing Officer




CONTACT:

Virginia Conway
C/o JPMorgan Chase Bank
140 East 45th Street, 11th Floor
New York, New York 10017
Tel. (212) 622-9353
Fax: (212) 622-0123
Email: virginia.r.conway@chase.com



               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  KZH SOLEIL LLC AS LENDER
Commitment:                        [Nil]
Facility B
Commitment:                        US$ 491,400


                                                            Per: /s/ SUSAN LEE
                                                                ---------------------------
                                                                Authorized Signing Officer

                                                                SUSAN LEE
                                                                Authorized Agent


                                                            Per:
                                                                 ---------------------------
                                                                 Authorized Signing Officer


CONTACT:

Virginia Conway
C/o JPMorgan Chase Bank
140 East 45th Street, 11th Floor
New York, New York 10017
Tel. (212) 622-9353
Fax: (212) 622-0123
Email: virginia.r.conway@chase.com



               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  KZH SOLEIL-2 LLC AS LENDER
Commitment:                        [Nil]
Facility B
Commitment:                        US$ 982,800


                                                           Per: /s/ Susan Lee
                                                               --------------------------
                                                               Authorized Signing Officer
                                                               SUSAN LEE
                                                               Authorized Agent


                                                           Per:
                                                               --------------------------
                                                               Authorized Signing Officer


CONTACT:

Attention: Virginia Conway
C/o JPMorgan Chase Bank
140 East 45th Street, 11th Floor
New York, New York 10017
Tel. (212) 622-9353
Fax: (212) 622-0123
Email: virginia.r.conway@chase.com



               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  KZH RIVERSIDE LLC AS LENDER
Commitment:                        [Nil]
Facility B
Commitment:                        US$ 474,600



                                          Per: /s/ Susan Lee
                                                   ---------------------------
                                                   Authorized Signing Officer
                                                   SUSAN LEE
                                                   Authorized Agent



                                          Per:
                                               ---------------------------
                                               Authorized Signing Officer




CONTACT:

Virginia Conway
C/o JPMorgan Chase Bank
140 East 45th Street, 11th Floor
New York, New York 10017
Tel. (212) 622-9353
Fax: (212) 622-0123
Email:  virginia.r.conway@chase.com



               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  STANWICH LOAN FUNDING LLC
Commitment:                        Cdn.$0.00                AS LENDER
Facility B
Commitment:                        US$2,000,000



                                          Per: /s/ Kelly W. Warnement
                                                   ---------------------------
                                                   Kelly W. Warnement
                                                   Vice President





CONTACT:

Banc of America Securities LLC
100 North Tryon Street
NC1-007-06-07
Charlotte, NC 28255
Attention: Kelly Warnement / Annabet Morris / Diana Mushill
Telephone: (704) 388-8943 / (704) 387-1939 / (704) 387-9951
Facsimile: (704) 388-0648
Email:  kelly.w.warnement@bankofamerica.com
        ann.e.morris@bankofamerica.com
        diana.l.mushill@bankofamerica.com

               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  TORONTO DOMINION (TEXAS), INC.
Commitment:                        Cdn$____                           AS LENDER
Facility B
Commitment:                        US$7,000,000.00



                                          Per: /s/ Carol Brandt
                                                   ---------------------------
                                                   Authorized Signing Officer

                                                   CAROL BRANDT
                                                   VICE PRESIDENT


                                          Per:
                                               ---------------------------
                                               Authorized Signing Officer




CONTACT:

909 Fannin, Suite 1700
Houston, Texas 77010
Attention: Carol Brandt
Vice President
Telephone: (713) 653-8248
Fax: (713) 652-0914



               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  PINEHURST TRADING, INC. AS
Commitment:                        Cdn$0.00                 LENDER
Facility B
Commitment:                        US$4,000,000



                                          Per: /s/ Kelly W. Warnement
                                                   ---------------------------
                                                   Kelly W. Warnement




CONTACT:

Banc of America Securities LLC
100 North Tryon Street
NC1-007-06-07
Charlotte, NC 28255
Attention: Kelly Warnement / Annabet Morris / Diana Mushill
Telephone: (704) 388-8943 / (704) 387-1939 / (704) 387-9951
Facsimile: (704) 388-0648
Email:  kelly.w.warnement@bankofamerica.com
        ann.e.morris@bankofamerica.com
        diana.l.mushill@bankofamerica.com

               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  THE TRAVELERS INSURANCE
Commitment:                        [Nil]                    COMPANY AS LENDER
Facility B
Commitment:                        US$ 2,500,000



                                          Per: /s/ William M. Gardner
                                                   ---------------------------
                                                   Authorized Signing Officer
                                                   WILLIAM M. GARDNER
                                                   INVESTMENT OFFICER


                                          Per:
                                               ---------------------------
                                               Authorized Signing Officer





CONTACT:

William Gardner:        william.m.garder@citi.com
Tel.:  (860) 308-8326       Fax: (860) 308-8547

Address:  The Travelers Ins. Co. c/o Citigroup Investments
          242 Trumbull Street,
          P.O. Box 150449, 7th Floor
          Hartford, CT 06115-0449



               (signatures continued on the next following page)

               (signatures continued from the preceding page)


Facility A                                                  CITIGROUP INVESTMENTS
Commitment:                        [Nil]                    CORPORATE LOAN FUND INC. AS
                                                            LENDER
Facility B
Commitment:                        US$ 1,500,000



                                          Per: /s/ William M. Gardner
                                                   ---------------------------
                                                   Authorized Signing Officer
                                                   WILLIAM M. GARDNER
                                                   INVESTMENT OFFICER


                                          Per:
                                               --------------------------
                                               Authorized Signing Officer




CONTACT:

John J. Console:        John.J.Console@citi.com
Tel.:  (860) 308-8431          Fax: (860) 308-8556

Address:

242 Trumbull Street,
P.O. Box 150449, 7th Floor
Hartford, CT 06115-0449

Also send all notices to:

Bill Galligan:     wcgalligan@statestreet.com
Tel.: (617) 662-1363   Fax: (617) 988-9663


               (signatures continued on the next following page)

                       SCHEDULE 1 - ACCOMMODATION NOTICE

TO:               BANK OF AMERICA, N.A., as Administrative Agent

FROM:             SUN MEDIA CORPORATION                       DATE:

1) This Accommodation Notice and Certificate is delivered to you pursuant to the credit agreement (the "CREDIT AGREEMENT") dated as of February 7, 2003. All defined terms set forth in this Accommodation Notice shall have the respective meanings set forth in the Credit Agreement.

2) We hereby request an [Accommodation/conversion] under [Facility A or Term Facility B] of the Credit Agreement as follows:

         (a)      Date of Accommodation: _______________________________________
         (b)      Currency and amount of Aaccommodation: _______________________

         (c)      Type of Accommodation: _______________________________________

         (d)      Designated Period(s) (if any): _______________________________

         (e)      maturity date(s) (if applicable): ____________________________

         (f)      payment instruction (if any): ________________________________


3) We have understood the provisions of the Credit Agreement which are relevant to the furnishing of this Accommodation Notice. To the extent that this Accommodation Notice evidences, attests or confirms compliance with any covenants or conditions precedent provided for in the Credit Agreement, we have made such examination or investigation as was, in our opinion, necessary to enable us to express an informed opinion as to whether such covenants or conditions have been complied with.

4)       WE HEREBY CERTIFY THAT, in our opinion, as of the date hereof:

         (a) All of the representations and warranties of the Borrower contained in Article 7 of the Credit Agreement (except where qualified in Article 7 as being made as at a particular date) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

         (b) All of the covenants of the Borrower contained in Article 8 of the Credit Agreement together with all of the conditions precedent to an Advance and all other terms and conditions contained in the Credit Agreement have been fully complied with.

         (c) No Event of Default has occurred and no Default has occurred and is continuing.

                                                      Yours truly,

                                                      SUN MEDIA CORPORATION

                                                      Per: _____________________

                                                      Title: ___________________

                       SCHEDULE 2 - NOTICE OF REPAYMENT


TO:      BANK OF AMERICA, N.A., as Administrative Agent

FROM:    SUN MEDIA CORPORATION

DATE:

1) This notice of repayment is delivered to you pursuant to the Credit Agreement dated as of February 7, 2003 entered into among SUN MEDIA CORPORATION and, INTER ALIA, Bank of America, N. A. as Administrative Agent (as in effect on the date hereof, the "CREDIT AGREEMENT"). All defined terms set forth in this notice shall have the respective meanings set forth in the Credit Agreement.

2) We hereby advise you that we will be repaying the sum of [Cdn. / US$_________ on __________as follows [INDICATE AMOUNT PAYABLE IN RESPECT OF EACH FACILITY AS WELL AS THE TYPE OF ADVANCE TO BE REPAID].

3) As to an amount of [Cdn. / US$__________, the above-mentioned payment should be treated as a [MANDATORY PREPAYMENT / VOLUNTARY PREPAYMENT] under Section [2.05 / 2.06], which we understand will have the effect of reducing the amount of Term Facility B by an equal amount (or by an equivalent amount, if in US$). [IF THE PAYMENT IS A MANDATORY PREPAYMENT RESULTING FROM AN ASSET SALE, IT WILL BE APPLIED PRO RATA TO PERMANENTLY REDUCE TERM FACILITY B (UNLESS IT IS AN UNACCEPTABLE PAYMENT) AND
TEMPORARILY REDUCE FACILITY A, IF THERE ARE ANY ACCOMMODATIONS OUTSTANDING UNDER FACILITY A; ANY OTHER MANDATORY PREPAYMENT, UNLESS IT IS AN
UNACCEPTABLE PAYMENT, WILL PERMANENTLY REDUCE TERM FACILITY B; IN ALL
CASES, PROVIDE DETAILS OF THE CALCULATIONS USED TO DETERMINE THE AMOUNTS.]

                                            Yours truly,

                                            SUN MEDIA CORPORATION

                                            Per: _______________________

                                            Title: _____________________

                      SCHEDULE 3 - OFFER TO TERM LENDERS


TO:      [NAME OF TERM LENDER]

FROM:    SUN MEDIA CORPORATION

DATE:

1) This offer of repayment is delivered to you pursuant to the Credit Agreement dated as of February 7, 2003 entered into among SUN MEDIA CORPORATION and, INTER ALIA, Bank of America, N.A. as Administrative Agent (as in effect on the date hereof, the "CREDIT AGREEMENT"). All defined terms set forth in this notice shall have the respective meanings set forth in the Credit Agreement.

2) We hereby advise you that on [INSERT DATE, AT LEAST 10 AND NOT MORE THAN 20 BUSINESS DAYS FROM THE DATE OF THIS OFFER] (the "PAYMENT DATE"), we will be making a Mandatory Repayment of Term Facility B in an aggregate amount of US $__________, of which your proportionate share, based on your Commitment under Term Facility B, is US $__________ [INDICATE AMOUNT PAYABLE].

3) In accordance with the provisions of the Credit Agreement, you are required to advise us in writing, with a copy to the Administrative Agent, not less than 3 Business Days before the Payment Date if you wish to accept the Mandatory Repayment in question, failing which you shall be deemed to have accepted same.

                                            Yours truly,

                                            SUN MEDIA CORPORATION

                                            Per: _______________________

                                            Title: _____________________

                                  SCHEDULE 4

                              APPLICABLE MARGINS
                                 (per annum)

ACCOMMODATIONS UNDER FACILITY A:

-----------------------------------------------------------------------------------------------------------------
                                             BA DRAWING FEE
                                              AND LETTER OF
                                               CREDIT FEE           CDN.$ PRIME RATE
   TIER           LEVERAGE RATIO                                         ADVANCES               COMMITMENT FEES
-----------------------------------------------------------------------------------------------------------------
I           GREATER THAN OR EQUAL TO 3.25:1        2.25%                  1.25%                      .375%
-----------------------------------------------------------------------------------------------------------------
II          GREATER THAN OR EQUAL TO 2.75:1
            and LESS THAN 3.25:1                   2.00%                  1.00%                      .375%
-----------------------------------------------------------------------------------------------------------------
III         LESS THAN 2.75:1                       1.75%                  0.75%                      .25%
-----------------------------------------------------------------------------------------------------------------


ADVANCES UNDER TERM FACILITY B:

-----------------------------------------------------------
                                   US$ PRIME RATE
             LIBOR                    ADVANCES
-----------------------------------------------------------
             2.50%                          1.50%
-----------------------------------------------------------

                                  SCHEDULE 5

                     SECURITY AND SECURITY DOCUMENTS

1. Unconditional joint and several (solidary) guarantees (and, after the occurrence of a Default which is continuing or an Event of Default, a postponement of claims), by each of the Guarantors in favour of the Administrative Agent on behalf of the Lenders, of the obligations of the Borrower under the Credit Documents;
2. A first-ranking (subject only to Permitted Liens) pledge of all of the shares of each direct and indirect subsidiary of the Borrower, including a pledge of partnership and other similar ownership interests where applicable;
3. First-ranking security (subject only to Permitted Liens) in favour of the Administrative Agent on behalf of the Lenders, by way of a hypothec on the universality of all of the movable and immovable property of the Borrower and each of the Guarantors which property is or is deemed to be located in the Province of Quebec (and/or, at the option of the Agent, by way of a hypothec securing debentures ("DEBENTURES") granted in favour of the Administrative Agent or a collateral agent designated by the Administrative Agent as the holder of a power of attorney ("fonde de pouvoir") of the Lenders within the meaning of Article 2692 of the Civil Code of Quebec, as contemplated by Section 10.10 of the Credit Agreement);
4. First-ranking (subject only to Permitted Liens) General Security Agreements and mortgages charging all of the property and assets, personal (movable) and real (immovable) of the Borrower and the Guarantors, which property is located anywhere in Canada (outside of Quebec) or in the USA (and/or, at the option of the Administrative Agent, by way of a debenture or other instrument creating the same Liens);
5. To the extent not already created in virtue of the Security conferred under the previous paragraphs of this schedule, first-ranking assignment by the Borrower and the Guarantors (other than such of same as are domiciled in Quebec) by way of collateral security, of the contracts governing or evidencing intellectual property rights (subject to Permitted Liens, and to the extent not prohibited by the terms of the agreements governing such rights) in favour of the Administrative Agent on behalf of the Lenders;
6. By way of collateral security, to the extent permitted by applicable Laws and to the extent not already created in virtue of the Security conferred under the previous paragraphs of this schedule, a transfer and assignment to the Administrative Agent (and/or the fonde de pouvoir) on behalf of the Lenders, as its interest may appear, of all of the right, title and interest of the Borrower and the Guarantors in and to all indemnities, proceeds, benefits and advantages arising under any insurance policy or contract protecting the Borrower and the Guarantors and their personal (movable) property and activities against any form of loss, including business interruption and third party liability, and cause the Administrative Agent (and/or the fonde de pouvoir) on behalf of the Lenders to be named in all such policies as a named insured as its interest may appear, and delivery to the Administrative Agent of certificates of insurance in form and substance satisfactory to the Administrative Agent;

provided that no security shall be granted over (i) the Assets of Toronto Sun International, Inc., T.S. Printing Inc. and Florida Sun Publications, Inc., if the Assets in question or the shares of each of them are sold in accordance with the provisions of Section 8.02(d) of the Credit Agreement within 60 days from the Closing Date, or (ii) the shares or Assets of Le Courrier du Sud (1998) Inc. during such time as a Person who is not an Affiliate of the Borrower holds shares in such company, or (iii) the shares/partnership units of any Person who is not a wholly-owned direct or indirect subsidiary of the Borrower for so long as there is a prohibition against such security under any applicable partnership or shareholders' agreement.

In the event that the ability of any Guarantor to guarantee the obligations of the Borrower under the Credit Agreement is restricted under applicable Law, its Guarantee shall be structured in a manner to be determined by the Agent, acting reasonably and in accordance with applicable Law.

                                  SCHEDULE 6

          MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT - TERM FACILITY B


This Master Assignment and Assumption Agreement (this "ASSIGNMENT AND ASSUMPTION") dated as of the Trade Date referred to below is entered into by and between the party identified below as "ASSIGNOR" and each party identified on each signature page hereto as an "ASSIGNEE". Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended or modified from time to time, the "CREDIT AGREEMENT"), receipt of a copy of which is hereby acknowledged by each Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably and ratably sells and assigns to each Assignee, and each Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date referred to below (i) all of the Assignor's respective rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below the signature of that Assignee of all the Assignor's respective outstanding rights and obligations under Term Facility B (including without limitation any guarantees and Security included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other rights of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause
(i) above (the rights and obligations sold and assigned pursuant to clauses
(i) and (ii) above being referred to herein collectively as to each Assignee, the "ASSIGNED INTEREST"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.       Assignor:                   Bank of America, N. A.

2.       Assignees and their
         Assigned Interests:         Listed on the signature pages attached
                                     hereto

3.       Borrower:                   Sun Media Corporation

4.       Administrative Agent:       Bank of America, N. A., as the
                                     administrative agent under the Credit
                                     Agreement referred to below

5.       Credit Agreement:           The Credit Agreement, dated as of
                                     February 7, 2003 among the Borrower named
                                     above, the Lenders parties thereto, and
                                     the Administrative Agent named above


                 Master Assignment and Assumption Agreement for ________________

6.       Aggregate Amount of Assigned Interests in Term Facility B:

                                     Principal Amount of Term
                                      Facility B, subject of
                                        this assignment(1)
                                     ------------------------

                                        US$_______________

                                        US$_______________

7.       Effective Date:             As to each Assignee, as indicated on
                                     attached signature page thereof

8.       Trade Date:                 As to each Assignee, as indicated on
                                     attached signature page thereof

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR:                           BANK OF AMERICA, N. A.



                                    By: _______________________________________
                                         Name:
                                         Title:


Consent and Acceptance:             BANK OF AMERICA, N. A.,
                                    as Administrative Agent



                                    By: _______________________________________
                                         Name:
                                         Title:

Consent and Acceptance:(2)          SUN MEDIA CORPORATION, as Borrower



                                    By: _______________________________________
                                         Name:
                                         Title:

----------

         (1) Adjust to take into account any payments or prepayments made between Trade Date and Effective Date.
         (2) Obtain indicated consent(s) only if required by Credit Agreement.


                 Master Assignment and Assumption Agreement for ________________

ASSIGNEE:                          ____________________________________________
                                                [NAME OF ASSIGNEE]


                                   By: _________________________________________
                                       [ENTITY SIGNING ON BEHALF OF ASSIGNEE](3)


                                   By: _______________________________________
                                        Name:
                                        Title:


                                   (4)Assignee is an Affiliate/Approved Fund of:


                                    ____________________________________________
                                                  [IDENTIFY LENDER]

Assigned Interest to this Assignee:



                                                 Principal Amount of Term
                                                  Facility B, subject of
                                                     this assignment(5)
                                                 ------------------------

                                                     US$______________

                                                     US$______________


Trade Date:       ________________________________________
Effective Date:   ________________________________________(6)

----------

         (3) Include if a general partner or manager of the Assignee is signing on behalf of the Assignee.
         (4) Include as applicable.
         (5) Adjust to take into account any payments or prepayments made between Trade Date and Effective Date.
         (6) Effective date to be inserted by Administrative Agent.



   Signature Page for Master Assignment and Assumption Agreement for ___________

                                            ANNEX 1 TO ASSIGNMENT AND ASSUMPTION


                       STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                                AND ASSUMPTION AGREEMENT


                1.    REPRESENTATIONS AND WARRANTIES.
                1.1. ASSIGNOR. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of each Assigned Interest, (ii) each Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document,
(ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any other instrument or document delivered pursuant thereto, other than this Agreement, or any Collateral thereunder, (iii) the financial condition of any Loan Party, any of its subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Loan Party, any of its subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
                1.2. ASSIGNEE. Each Assignee (a) represents and warrants that
(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision; (v) if the contemplated Assignment and Assumption is under Facility A and occurs prior to an Event of Default which has not been waived, it is not a non-resident of Canada within the meaning of the Income Tax Act (Canada); and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.
                1.3 ASSIGNEE'S ADDRESS FOR NOTICES, ETC. Administrative Details (including credit contact information, addresses, phone and facsimile information and account and payment instructions) have been provided in the Administrative Questionnaire previously delivered to the Administrative Agent.
                2. PAYMENTS. From and after the Effective Date for each Assignee, the Administrative Agent shall make all payments in respect of the Assigned Interest for such Assignee (including payments of principal, interest, fees and other amounts) to such Assignee whether such amounts have accrued prior to, or on or after such Effective Date. The Assignor and such Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to such Effective Date or with respect to the making of this assignment directly between themselves.
                3. GENERAL PROVISIONS. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the Province of Ontario.



                              Annex 1 -- Page 1
        Master Assignment and Assumption Agreement for ____________________

                           ASSIGNMENT AND ASSUMPTION

                  This Assignment and Assumption (the "ASSIGNMENT AND ASSUMPTION") is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the "ASSIGNOR") and [INSERT NAME OF ASSIGNEE] (the "ASSIGNEE"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "CREDIT AGREEMENT"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
                  For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement, the other Credit Documents and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit, guarantees, Security and Swingline Advances included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the "ASSIGNED INTEREST"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.       Assignor:                  ______________________________

2.       Assignee:                  ______________________________
                                    [and is an Affiliate/Approved Fund of
                                    [IDENTIFY LENDER](7)]
3.       Borrower(s):               Sun Media Corporation
4.       Administrative Agent:      Bank of America, N. A., as the
                                    administrative agent under the Credit
                                    Agreement
5.       Credit Agreement:          The Credit Agreement dated as of February 7,
                                    2003, among Sun Media Corporation, the
                                    Lenders parties thereto, Bank of America
                                    N.A., as Administrative Agent, and the
                                    other agents parties thereto, for an
                                    amount of US $230,000,000 and
                                    Cdn.$75,000,000.
6.        Assigned Interest:

------------------------------ ----------------------------- ----------------------------- ---------------------------
          Facility Assigned(8)      Aggregate Amount of               Amount of               Percentage Assigned of
                                 Commitment/Loans for all          Commitment/Loans             Commitment/Loans(9)
                                          Lenders*                     Assigned*
------------------------------ ----------------------------- ----------------------------- ---------------------------
                                 $                             $                                               %
------------------------------ ----------------------------- ----------------------------- ---------------------------
                                 $                             $                                               %
------------------------------ ----------------------------- ----------------------------- ---------------------------
                                 $                             $                                               %
------------------------------ ----------------------------- ----------------------------- ---------------------------

----------

         (7) Select as applicable.

         (8) Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (i.e. "Facility A Commitment," or "Term Facility B Commitment").

         * Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

         (9) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[7.      Trade Date:                ______________](10)
Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:
                                              ASSIGNOR
                                              [NAME OF ASSIGNOR]


                                               By:______________________________
                                                    Title:

                                               ASSIGNEE
                                               [NAME OF ASSIGNEE]


                                                By:_____________________________
                                                     Title:


----------
    (10) To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Consented to and Accepted:

BANK OF AMERICA N. A., as
Administrative Agent

By_________________________________
  Title:



Consented to and Accepted in respect of Facility A, where applicable:

BANK OF AMERICA, N. A., Canada Branch
as Issuing Lender and Swingline Lender


By________________________________
Title:



Consented to and Accepted:

SUN MEDIA CORPORATION, as Borrower


By_________________________________
  Title:

                                    ANNEX 1
   Credit Agreement entered into among Sun Media Corporation, as Borrower,
               Bank of America, N. A., as Administrative Agent, and the Lenders party thereto dated as of February 7, 2003


           STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION


                  1.  REPRESENTATIONS AND WARRANTIES.

                  1.1 ASSIGNOR. The Assignor (a) represents and warrants that
(i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document,
(ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

                  1.2. ASSIGNEE. The Assignee (a) represents and warrants that
(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section
8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; (v) if the contemplated Assignment and Assumption is under Facility A and occurs prior to an Event of Default which has not been waived, it is not a non-resident of Canada within the meaning of the Income Tax Act (Canada); and (b) agrees that
(i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

                1.3 ASSIGNEE'S ADDRESS FOR NOTICES, ETC. Attached hereto as
Schedule 1 is all contact information, address, account and other administrative information relating to the Assignee.

                  2. PAYMENTS. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, or on or after such Effective Date. The Assignor and such Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to such Effective Date or with respect to the making of this assignment directly between themselves.

                  3. GENERAL PROVISIONS. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption

                                       (2)

by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the Province of Ontario.

              SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION AGREEMENT
                             ADMINISTRATIVE DETAILS

              (ASSIGNEE TO LIST NAMES OF CREDIT CONTACTS, ADDRESSES, PHONE
            AND FACSIMILE NUMBERS, ELECTRONIC MAIL ADDRESSES AND INFORMATION)

                                   SCHEDULE 7

                                   GUARANTORS



                            BOWES PUBLISHERS LIMITED
                         SUN MEDIA (TORONTO) CORPORATION
                               SMC NOMINEECO INC.
                               3661458 CANADA INC.
                         TORONTO SUN INTERNATIONAL, INC.
                               T.S. PRINTING, INC.
                         FLORIDA SUN PUBLICATIONS, INC.
                               3351611 CANADA INC.

                                   SCHEDULE 8


                           SUBORDINATION AGREEMENT FOR
                             BACK-TO-BACK SECURITIES

This SUBORDINATION AGREEMENT is dated as of o, 200o (the "Agreement").

To: Bank of America, N.A., for itself and as Administrative Agent under the Credit Agreement (defined below) for the Lenders (the "ADMINISTRATIVE AGENT"), o , a o company (the "OBLIGOR"), as obligor under the o dated as of o, and o in the principal amount of o $ o and o $ o, respectively, made by the Obligor in favour of o (the "SUBORDINATED NOTES"), and o, as holder (the "HOLDER") of the Subordinated Notes, for ten dollars and other good and valuable consideration received by each of the Obligor and the Holder from the Administrative Agent and by each of the Obligor and the Holder from the other, agree as follows:

1.       INTERPRETATION.

     (a) "CASH, PROPERTY OR SECURITIES". "Cash, Property or Securities" shall not be deemed to include securities of the Obligor or any other Person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided herein with respect to the Subordinated Notes, to the payment of all Senior Indebtedness which may at the time be outstanding; provided, however, that (i) all Senior Indebtedness is assumed by the new Person, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

     (b) "PAYMENT IN FULL". "payment in full", with respect to Senior Indebtedness, means the receipt on an irrevocable basis of cash in an amount equal to the unpaid principal amount of the Senior Indebtedness and premium, if any, and interest and any special interest thereon to the date of such payment, together with all other amounts owing with respect to such Senior Indebtedness.

     (c) "SENIOR INDEBTEDNESS". "Senior Indebtedness" means, at any date all indebtedness (including, without limitation, any and all amounts of principal, interest, special interest, additional amounts, premium, fees, penalties, indemnities and "post-petition interest" in bankruptcy and any reimbursement of expenses) under (1) the Indenture , including, without limitation, the "Notes", the "Subsidiary Guarantees", the "Exchange Notes", the "Additional Notes" and any Guarantee of the Exchange Notes or the Additional Notes (in each case, as defined in the Indenture) and (2) the Credit Agreement, dated as of February 7, 2003, among the Obligor, the financial institutions identified as lenders therein, Banc of America Securities LLC, as joint lead arranger, Bank of America, N.A., as administrative agent, and Credit Suisse First Boston Corporation, as joint lead arranger and syndication agent (the "CREDIT AGREEMENT"; capitalized terms used herein without definition having the meanings set forth therein).

                                      (2)

2. AGREEMENT ENTERED INTO PURSUANT TO CREDIT AGREEMENT. The Obligor, the Administrative Agent and the Lenders are entering into this Agreement pursuant to the provisions of the Credit Agreement, pursuant to which Sun Media Corporation has borrowed US$230,000,000 and has additional borrowings available of Cdn.$75,000,000 (the "ACCOMMODATIONS").

3. SUBORDINATION. The indebtedness represented by the Subordinated Notes shall be subordinated as follows:

     (a) AGREEMENT TO SUBORDINATE. The Obligor, for itself and its successors and assigns, and the Holder agree that the indebtedness evidenced by the Subordinated Notes (including, without limitation, principal, interest, premium, fees, penalties, indemnities and "post-petition interest" in bankruptcy and any reimbursement of expenses) is subordinate and junior in right of payment, to the extent and in the manner provided in this Section 3, to the prior payment in full of all Senior Indebtedness. The provisions of this Section 3 are for the benefit of the Administrative Agent acting on behalf of the holders from time to time of Senior Indebtedness under the Credit Agreement, and such holders are hereby made obligees hereunder to the same extent as if their names were written herein as such, and they (collectively or singly) may proceed to enforce such provisions.

     (b)  LIQUIDATION, DISSOLUTION OR BANKRUPTCY.

          (i) Upon any distribution of assets of the Obligor to creditors or upon a liquidation or dissolution or winding-up of the Obligor or in a bankruptcy, arrangement, liquidation, reorganization, insolvency, receivership or similar case or proceeding relating to the Obligor or its property or other marshalling of assets of the Obligor:

                 (A) the holders of Senior Indebtedness shall be entitled to receive payment in full of all Senior
                        Indebtedness before the Holder shall be entitled to receive any payment of principal of or interest on, or any other amount owing in respect of, the Subordinated Notes;

                 (B) until payment in full of all Senior Indebtedness, any distribution of assets of the Obligor of any kind or character to which the Holder would be entitled but for this Section 3 is hereby assigned to the holders of Senior Indebtedness absolutely and shall be paid by the Obligor or by any receiver, trustee in bankruptcy, liquidating trustee, agents or other Persons making such payment or distribution to, the Administrative Agent behalf of the holders of Senior Indebtedness under the Credit Agreement, as their interests may appear; and

                 (C) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Obligor of any kind or character, whether in Cash, Property or Securities, shall be received by the

                                      (3)

                        Holder before all Senior Indebtedness is paid in full, such payment or distribution shall be held in trust for the benefit of and shall be paid over to the Administrative Agent on behalf of the holders of Senior Indebtedness under the Credit Agreement, as their interests may appear, for application to the payment of all Senior Indebtedness under the Credit Agreement until all such Senior Indebtedness shall have been paid in full after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness under the Credit Agreement in respect of such Senior Indebtedness.

          (ii) If (A) a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Obligor or its property (a "REORGANIZATION PROCEEDING") is commenced and is continuing and (B) the Holder does not file proper claims or proofs of claim in the form required in a Reorganization Proceeding prior to 45 days before the expiration of the time to file such claims, then (1) upon the request of the Administrative Agent, the Holder shall file such claims and proofs of claim in respect of the Subordinated Notes and execute and deliver such powers of attorney, assignments and proofs of claim or proxies as may be directed by the Administrative Agent to enable it to exercise in the sole discretion of the Administrative Agent any and all voting rights attributable to the Subordinated Notes which are capable of being voted (whether by meeting, written resolution or otherwise) in a Reorganization Proceeding and enforce any and all claims upon or in respect of the Subordinated Notes and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Notes, and
                 (2) whether or not the Administrative Agent shall take the action described in clause (1) above, the Administrative Agent shall nevertheless be deemed to have such powers of attorney as may be necessary to enable the Administrative Agent to exercise such voting rights, file appropriate claims and proofs of claim and otherwise exercise the powers described above for and on behalf of the Holder.

     (c) SUBROGATION. After all Senior Indebtedness is paid in full and until the Subordinated Notes are paid in full, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness. For purposes of this
Section 3(c), a distribution made under this Section 3 to holders of Senior Indebtedness which otherwise would have been made to the Holder, or a payment made by the Holder to holders of Senior Indebtedness in respect of a turnover obligation under this Section 3, is not, as between the Obligor and such holder, a payment by the Obligor on Senior Indebtedness.

     (d) RELATIVE RIGHTS. This Section 3 defines the relative rights of the Holder and the holders of Senior Indebtedness. Nothing in this Section 3 shall:

                                      (4)

          (i) impair, as between the Obligor and the Holder, the obligation of the Obligor, which is absolute and unconditional, to pay the principal of and interest on the Subordinated Notes in accordance with their terms; or

          (ii) affect the relative rights of the Holder and creditors of the Obligor other than the holders of Senior Indebtedness; or

          (iii) affect the relative rights of the holders of Senior Indebtedness among themselves or opposite the Obligor under the Credit Documents; or

          (iv) prevent the Holder from exercising its available remedies upon a default, subject to the rights of the holders of Senior Indebtedness to receive cash, property or other assets otherwise payable to the Holder.

(e)      SUBORDINATION MAY NOT BE IMPAIRED.

          (i) No right of any holder of Senior Indebtedness to enforce the subordination of indebtedness evidenced by the Subordinated Notes shall in any way be prejudiced or impaired by any act or failure to act by the Obligor or by any such holder or the Administrative Agent, or by any non-compliance by the Obligor with the terms, provisions or covenants herein, regardless of any knowledge thereof which any such holder or the Administrative Agent may have or be otherwise charged with. Neither the subordination of the Subordinated Notes as herein provided nor the rights of the holders of Senior Indebtedness with respect hereto shall be affected by any extension, renewal or modification of the terms, or the granting of any security in respect of, any Senior Indebtedness or any exercise or non-exercise of any right, power or remedy with respect thereto.

          (ii) The Holder agrees that all indebtedness evidenced by the Subordinated Notes will be unsecured by any Lien upon or with respect to any property of the Obligor.

          (iii) The Holder agrees not to exercise any offset or counterclaim or similar right in respect of the indebtedness evidenced by the Subordinated Notes except to the extent payment of such indebtedness is permitted and will not assign or otherwise dispose of the Subordinated Notes or the indebtedness which it evidences unless the assignee or acquiror, as the case may be, agrees to be bound by the terms of this Agreement.

(g)      HOLDER ENTITLED TO RELY.

         Upon any payment or distribution pursuant to this Section 3, the Holder shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 3(b) are pending, (ii) upon a certificate if the liquidating trustee or agent or other person in such proceedings making such payment or distribution to the Holder or its

                                      (5)

         representative, if any, or (iii) upon a certificate of the Administrative Agent or any representative (if any) of the holders of Senior Indebtedness for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Obligor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
         Section 3.

4. ENFORCEABILITY. Each of the Obligor and the Holder represents and warrants that this Agreement has been duly authorized, executed and delivered by each of the Obligor and the Holder and constitutes a valid and legally binding obligation of each of the Obligor and the Holder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and on the date hereof, the Holder shall deliver an opinion or opinions of counsel to such effect to the Administrative Agent for the benefit of the Lenders.

5.   MISCELLANEOUS.

     (a) Until payment in full of all the Senior Indebtedness, the Obligor and the Holder agree that no amendment shall be made to either of the Subordinated Notes which would affect the rights of the holders of the Senior Indebtedness.

     (b) This Agreement may not be amended or modified in any respect, nor may any of the terms or provisions hereof be waived, except by an instrument signed by the Obligor, the Holder and the Administrative Agent.

     (c) This Agreement shall be binding upon each of the parties hereto and their respective successors and assigns and shall inure to the benefit of the Administrative Agent and each and every holder of Senior Indebtedness and their respective successors and assigns.

     (d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (e) The Holder and the Obligor each hereby irrevocably agrees that any suits, actions or proceedings arising out of or in connection with this Agreement may be brought in any state or federal court sitting in The City of New York or any court in the Province of Quebec and submits and attorns to the non-exclusive jurisdiction of each such court.

     (f) The Holder and the Obligor will whenever and as often as reasonably requested to do so by the Administrative Agent, do, execute, acknowledge and deliver any and all such other and further acts, assignments, transfers and any instruments of further assurance, approvals and consents as are necessary or proper in order to give complete effect to this Agreement.

     (g) Each of the Holder and the Obligor irrevocably appoints CT Corporation System, as its authorized agent in the State of New York upon which process may be served in any such suit or proceedings, and agrees that service of process upon such agent, and written notice of said service to CT Corporation System, by the person serving the same to the addresses listed below,

                                      (6)

shall be deemed in every respect effective service of process upon the Holder or the Obligor, as applicable, in any such suit or proceeding.

         If to the Obligor:

         -

         If to the Holder:

         -

         Each of the Holder and the Obligor further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of ten years from the date of this Agreement.

         IN WITNESS WHEREOF, the Obligor and the Holder each have caused this Agreement to be duly executed.

                                                -

                                                by   ___________________________
                                                     Name:     |X|
                                                     Title:    |X|

                                                -

                                                by   ___________________________
                                                     Name:     |X|
                                                     Title:    |X|

                                   SCHEDULE 9

                                  FORM OF NOTE

FOR VALUE RECEIVED, the undersigned (the "BORROWER"), hereby promises to pay to _____________________ or registered assigns (the "LENDER"), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Accommodation from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of February 7, 2003 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "CREDIT AGREEMENT;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Issuing Lender and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Accommodation from the date of such Accommodation until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in US Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefit of all guarantees and is secured by the Security. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonour and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO

                                             SUN MEDIA CORPORATION



                                             By: _______________________________

                                             Name: _____________________________

                                             Title: ____________________________

                             DISCLOSURE SCHEDULES

                               SCHEDULE 6.01(J)

                 REAL PROPERTY OF LOAN PARTIES TO BE MORTGAGED

-        8550 Franklin Avenue, Fort McMurray, Alberta

-        10009-100 Ave., Peace River, Alberta

-        104 Macleod Ave., Hinton, Alberta

-        228 Pembina Avenue, Lot D. Blk 3, Plan-2284KS, Hinton, Alberta

-        4903-49 Ave. Camrose, Alberta

-        10604-100 Street, Grande Prairie, Alberta

-        4504-61 Avenue, Leduc, Alberta

-        5006-50 Street, Stony Plain, Alberta

-        4732-50 Avenue, Whitecourt, Alberta

-        5104-53 Avenue, Wetaskiwin, Alberta

-        5022-50th Street, Lacombe, Alberta

-        5217-55 Street, Cold Lake, Alberta

-        4917-50th Avenue, Vermillion, Alberta

-        694 Goderich Street, Port Elgin, Ontario

-        976 Erie Street, Stratford, Ontario

-        573 Berford Street, Wiarton, Ontario

-        23 King Street West, Brockville, Ontario

-        31 Broad Street, Brockville, Ontario

-        13343-20 Avenue Box 1019, Blairmore, Alberta

-        136 Second Avenue, Strathmore, Alberta

-        402 West Third Street, Revelstoke, British Columbia

-        2129-20 Street, Nanton, Alberta

-        503-13th St., Invermere, British Columbia

-        618 Center St. South, High River, Alberta

-        211 Centre Street, Vulcan, Alberta

-        York & Colbourne, London, Ontario

-        214 McCrea Drive, Hanna, Alberta

-        5714-44th Street, Lloydminster, Alberta

-        10018-106 Avenue, Grande Prairie, Alberta

                                SCHEDULE 7.01(a)

                   JURISDICTION OF INCORPORATION OR CONTINUATION

------------------------------------------------------------------------- --------------------------------------------
                                  NAME                                           JURISDICTION OF INCORPORATION
                                                                                        OR ORGANIZATION
------------------------------------------------------------------------- --------------------------------------------
Sun Media Corporation                                                     Continued and existing under the laws of
                                                                          British Columbia
------------------------------------------------------------------------- --------------------------------------------
Bowes Publishers Limited                                                  Continued and existing under the laws of
                                                                          British Columbia
------------------------------------------------------------------------- --------------------------------------------
Sun Media (Toronto) Corporation                                           Continued and existing under the laws of
                                                                          British Columbia
------------------------------------------------------------------------- --------------------------------------------
SMC Nomineeco Inc.                                                        Ontario
------------------------------------------------------------------------- --------------------------------------------
3661458 Canada Inc.                                                       Canada
------------------------------------------------------------------------- --------------------------------------------
Toronto Sun International, Inc.                                           Delaware
------------------------------------------------------------------------- --------------------------------------------
T.S. Printing, Inc.                                                       Delaware
------------------------------------------------------------------------- --------------------------------------------
Florida Sun Publications, Inc.                                            Delaware
------------------------------------------------------------------------- --------------------------------------------
3351611 Canada Inc.                                                       Canada
------------------------------------------------------------------------- --------------------------------------------

                                SCHEDULE 7.01(g)

                                     PART I
                                     ------

                               LOCATION OF BUSINESS

------------------------------------------------------------------------- --------------------------------------------
                                  NAME                                                   JURISDICTIONS
------------------------------------------------------------------------- --------------------------------------------
Sun Media Corporation                                                     Ontario, Alberta, Quebec, Manitoba,
                                                                          New Brunswick
------------------------------------------------------------------------- --------------------------------------------
Bowes Publishers Limited                                                  Ontario, Alberta, Manitoba,
                                                                          British Columbia, Saskatchewan
------------------------------------------------------------------------- --------------------------------------------
Sun Media (Toronto) Corporation                                           Ontario
------------------------------------------------------------------------- --------------------------------------------
SMC Nomineeco Inc.                                                        Ontario
------------------------------------------------------------------------- --------------------------------------------
3661458 Canada Inc.                                                       Ontario
------------------------------------------------------------------------- --------------------------------------------
Toronto Sun International, Inc.                                           Florida
------------------------------------------------------------------------- --------------------------------------------
T.S. Printing, Inc.                                                       Florida
------------------------------------------------------------------------- --------------------------------------------
Florida Sun Publications, Inc.                                            Florida
------------------------------------------------------------------------- --------------------------------------------
3351611 Canada Inc.                                                       Quebec, Ontario
------------------------------------------------------------------------- --------------------------------------------

                                     PART II
                                     -------

                              LOCATION OF MINUTE BOOKS

---------------------------------- ------------------------------- ------------------------------- -------------------------------
       NAME OF SUBSIDIARY             HEAD OFFICE / REGISTERED         CHIEF EXECUTIVE OFFICE               MINUTE BOOKS
                                               OFFICE
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Sun Media Corporation              800 Park Place                  333 King Street East            800 Park Place
                                   666 Burrard Street              Toronto, ON                     666 Burrard Street
                                   Vancouver, BC                   M5A 3X5                         Vancouver, B.C.
                                   V6C 3P3                                                         V6C 3P3
---------------------------------- ------------------------------- ------------------------------- -------------------------------
3661458 Canada Inc.                333 King Street East            333 King Street East            300 Viger Avenue
                                   Toronto, ON                     Toronto, ON                     Montreal, QC
                                   M5A 3X5                         M5A 3X5                         H2X 2W4
---------------------------------- ------------------------------- ------------------------------- -------------------------------
3351611 Canada Inc.                300 Viger Avenue                333 King Street East            300 Viger Avenue
                                   Montreal, QC                    Toronto, ON                     Montreal, QC
                                   H2X 2W4                         M5A 3X5                         H2X 2W4
---------------------------------- ------------------------------- ------------------------------- -------------------------------
SMC Nomineeco Inc.                 333 King Street East            333 King Street East            300 Viger Avenue
                                   Toronto, ON                     Toronto, ON                     Montreal, QC
                                   M5A 3X5                         M5A 3X5                         H2X 2W4
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Bowes Publishers Limited           800 Park Place                  333 King Street East            800 Park Place
                                   666 Burrard Street              Toronto, ON                     666 Burrard Street
                                   Vancouver, BC                   M5A 3X5                         Vancouver, B.C.
                                   V6C 3P3                                                         V6C 3P3
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Sun Media (Toronto) Corporation    800 Park Place                  333 King Street East            800 Park Place
                                   666 Burrard Street              Toronto, ON                     666 Burrard Street
                                   Vancouver, BC                   M5A 3X5                         Vancouver, B.C.
                                   V6C 3P3                                                         V6C 3P3
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Toronto Sun International, Inc.    717 First Street East           333 King Street East            555 - 12th Street N.W.
                                   Brandenton, Florida             Toronto, ON                     Washington, D.C.
                                   34208                           M5A 3X5                         20004-1202
---------------------------------- ------------------------------- ------------------------------- -------------------------------
T.S. Printing, Inc.                717 First Street East           333 King Street East            555 - 12th Street N.W.
                                   Brandenton, Florida             Toronto, ON                     Washington, D.C.
                                   34208                           M5A 3X5                         20004-1202
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Florida Sun Publications, Inc.     717 First Street East           333 King Street East            555 - 12th Street N.W.
                                   Brandenton, Florida             Toronto, ON                     Washington, D.C.
                                   34208                           M5A 3X5                         20004-1202
---------------------------------- ------------------------------- ------------------------------- -------------------------------

                               SCHEDULE 7.01(I)

                            INTELLECTUAL PROPERTY



                                 SEE ATTACHED.

--------------------------------------------------------------------------------
                             SUN MEDIA CORPORATION
                             NEWSPAPERS TRADEMARKS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          - DATE ET NUMERO DE DEPOT
                               NOM DU PROPRIETAIRE        - DATE ET NUMERO                  REPRESENTANT POUR          MARCHANDISES
MARQUE DE COMMERCE               OU DU REQUERANT            D'ENREGISTREMENT                  SIGNIFICATION              SERVICES
                                                          - DATE DE RENOUVELLEMENT
===================================================================================================================================
                                                          Dep.     28 aout 84                                          Journaux
                                                          TMO      527585
LE JOURNAL DE MONTREAL        Corporation Sun Media       Enr.     11 sept. 87           Swabey Ogilvy Renault
                                                          TMA      331770
                                                          Ren.     11 sept. 2017
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Dep.     28 aout 84                                          journaux
                                                          TMO      527584
LE JOURNAL DE                 Corporation Sun Media       Enr.     09 janvier 87         Swabey Ogilvy Renault
MONTREAL & DESSIN                                         TMA      322574
                                                          Ren.     09 janvier 2017
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Dep.     16 aout 93                                          journaux
                                                          TMO      735242
LE JOURNAL DE QUEBEC          Corporation Sun Media       Enr.     14 juin 96            Robic
                                                          TMA      459245
                                                          Ren.     14 juin 2011
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Dep.     16 aout 93                                          journaux
                                                          TMO      735240
LE JOURNAL DE                 Corporation Sun Media       Enr.     14 oct. 94            Robic
QUEBEC & DESSIN                                           TMA      434519
                                                          Ren.     14 oct. 2009
-----------------------------------------------------------------------------------------------------------------------------------

                                       - 2 -

-----------------------------------------------------------------------------------------------------------------------------------
                                                          - DATE ET NUMERO DE DEPOT
                               NOM DU PROPRIETAIRE        - DATE ET NUMERO                  REPRESENTANT POUR          MARCHANDISES
MARQUE DE COMMERCE               OU DU REQUERANT            D'ENREGISTREMENT                  SIGNIFICATION              SERVICES
                                                          - DATE DE RENOUVELLEMENT
===================================================================================================================================
                                                          Dep.     8 aout 78                                           Periodical
                                                          TMO      428256                                              publications
THE CALGARY SUN               Corporation Sun Media       Enr.     12 septembre 80       Goodmans LLP
                                                          TMA      250371
                                                          Ren.     12 septembre 2010
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Dep.     18 juillet 80                                       Periodical
                                                          TMO      456366                                              publications
THE CALGARY SUN & DESIGN      Corporation Sun Media       Enr.     28 janvier 83         Goodmans LLP
                                                          TMA      276154
                                                          Ren.     28 janvier 2013
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Dep.     2 novembre 77                                       Periodical
                                                          TMO      417211                                              publications
THE EDMONTON SUN              Corporation Sun Media       Enr.     23 novembre 79        Goodmans LLP
                                                          TMA      237431
                                                          Ren.     23 novembre 2009
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Dep.     14 novembre 77                                      Periodical
                                                          TMO      0417594                                             publications
THE EDMONTON SUN & DESIGN     Corporation Sun Media       Enr.     19 octobre 1979       Goodmans LLP
                                                          TMA      236763
                                                          Ren.     19 octobre 2009
-----------------------------------------------------------------------------------------------------------------------------------

THE LONDON FREE PRESS         Corporation Sun Media       Not Registered

-----------------------------------------------------------------------------------------------------------------------------------

                                       - 3 -

-----------------------------------------------------------------------------------------------------------------------------------
                                                          - DATE ET NUMERO DE DEPOT
                               NOM DU PROPRIETAIRE        - DATE ET NUMERO                  REPRESENTANT POUR          MARCHANDISES
MARQUE DE COMMERCE               OU DU REQUERANT            D'ENREGISTREMENT                  SIGNIFICATION              SERVICES
                                                          - DATE DE RENOUVELLEMENT
===================================================================================================================================

                                                          Dep.     29 juillet 88                                       Periodical
                                                          TMO      612285                                              publications
THE OTTAWA SUN                Corporation Sun Media       Enr.     16 mars 90            Goodmans LLP
                                                          TMA      366894
                                                          Ren.     16 mars 2005
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Dep.     2 janvier 1990                                     Periodical
                                                          TMO      0647937                                            publications;
THE OTTAWA SUN & DESIGN       Corporation Sun Media       Enr.     12 juillet 1991       Goodmans LLP                 accessories
                                                          TMA      386601
                                                          Ren.     12 juillet 2006
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Dep.     10 avril 78                                         Periodical
                                                          TMO      423238                                              publications
THE TORONTO SUN & DESIGN      Corporation Sun Media       Enr.     25 janvier 80         Goodmans LLP
                                                          TMA      239437
                                                          Ren.     25 janvier 2010
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Dep.     10 avril 78                                         Periodical
                                                          TMO      423240                                              publications
THE TORONTO SUN & DESIGN      Corporation Sun Media       Enr.     1er fevrier 80        Goodmans LLP
                                                          TMA      239586
                                                          Ren.     1er fevrier 2010
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Dep.     11 oct. 95                                          Journal
                                                          TMO      794585                                              quotidien
THE WINNIPEG SUN              Corporation Sun Media       Enr.     21 mars 97            Robic
                                                          TMA      473276
                                                          Ren.     21 mars 2012
-----------------------------------------------------------------------------------------------------------------------------------

                                SCHEDULE 7.01(j)

                                OWNED PROPERTIES

------------------------------------------------------------ ---------------------------------------------------------
                           NAME                                                      ADDRESS
------------------------------------------------------------ ---------------------------------------------------------
Sun Media Corporation                                        Eastgate Industrial Park
                                                             93000 - 47 Street
                                                             Plan 7820294 Block 8 Lot 1
                                                             Edmonton, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             Eastgate Industrial Park
                                                             93000 - 47 Street
                                                             Plan 7820294 Block 8 Lot 2
                                                             Edmonton, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             Eastgate Industrial Park
                                                             Plan 7820294 Block 9 Lot 4
                                                             Edmonton, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             11260 - 228 Street West
                                                             Plan 8021483 Block 5 Lot 7
                                                             Edmonton, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             2615 - 12 Street NE
                                                             Calgary, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             369 York Street
                                                             London, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             425 York Street
                                                             London, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             York & Colbourne
                                                             London, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             4080 Belgreen Drive
                                                             Ottawa, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             4545 Frontenac
                                                             Montreal, Quebec
------------------------------------------------------------ ---------------------------------------------------------
                                                             450 Bechard
                                                             Vanier, Quebec
------------------------------------------------------------ ---------------------------------------------------------
                                                             1700 Church Avenue
                                                             Winnipeg, Manitoba
------------------------------------------------------------ ---------------------------------------------------------
                                                             365 Boulevard Laure
                                                             Sept-Iles, Quebec
------------------------------------------------------------ ---------------------------------------------------------
                                                             12625 - 1(ere) avenue
                                                             St-Georges, Beauce, Quebec
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
                           NAME                                                      ADDRESS
------------------------------------------------------------ ---------------------------------------------------------
                                                             3388 Boul. St-Francois
                                                             Jonquiere, Quebec
------------------------------------------------------------ ---------------------------------------------------------
                                                             16 du Domaine
                                                             Riviere-du-Loup, Quebec
------------------------------------------------------------ ---------------------------------------------------------
                                                             23 King Street West
                                                             Brockville, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             31 Broad Street
                                                             Brockville, Ontario
------------------------------------------------------------ ---------------------------------------------------------
Bowes Publishers Limited                                     1147 Gainsborough Road
                                                             London, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             33 Main Street South
                                                             Kenora, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             8550 Franklin Ave.
                                                             Fort McMurray, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             10009-100 Ave.
                                                             Peace River, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             104 Macleod Ave.
                                                             Hinton, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             228 Pembina Ave.
                                                             Lot D, Blk 3, Plan-2284KS
                                                             Hinton, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             4903-49 Ave.
                                                             Camrose, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             10604-100 Street
                                                             Grande Prairie, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             10018-106 Avenue
                                                             Grande Prairie, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             4504-61 Avenue
                                                             Leduc, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             5006-50 Street
                                                             Stony Plain, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             4732-50 Avenue
                                                             Whitecourt, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             1941 Sask. Ave. West
                                                             Portage La Prairie, Manitoba
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
                           NAME                                                      ADDRESS
------------------------------------------------------------ ---------------------------------------------------------
                                                             20th Street SW
                                                             Portage La Prairie, Manitoba
------------------------------------------------------------ ---------------------------------------------------------
                                                             8 Front Street East
                                                             Strathroy, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             59 Grand River St. North
                                                             Paris, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             2250 Camrose St
                                                             Penticton, B.C.
------------------------------------------------------------ ---------------------------------------------------------
                                                             5104-53 Avenue
                                                             Wetaskiwin, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             238 Dalhousie Street
                                                             Amherstburg, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             13266 North Victoria Street
                                                             Summerland, B.C.
------------------------------------------------------------ ---------------------------------------------------------
                                                             218 Centre St. S
                                                             Nipawin, Sask.
------------------------------------------------------------ ---------------------------------------------------------
                                                             14-16-18 Hincks Street
                                                             St. Thomas, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             27 Princess Street
                                                             Leamington, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             5022  50th Street
                                                             Lacombe, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             5217-55 Street
                                                             Cold Lake, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             214 McCrea Drive
                                                             Hanna, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             5714-44th Street
                                                             Lloydminster, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             4917-50th Avenue
                                                             Vermilion, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             311 Centre Street
                                                             Meadow Lake, Sask.
------------------------------------------------------------ ---------------------------------------------------------
                                                             120 Huckins Street
                                                             Industrial Park
                                                             Goderich, Ontario
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
                           NAME                                                      ADDRESS
------------------------------------------------------------ ---------------------------------------------------------
                                                             23 Albert Street
                                                             (also known as 53 Albert Street)
                                                             Clinton, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             42 Montreal Street
                                                             Mitchell, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             617 Campbell Street
                                                             (also known as 619 Campbell Street)
                                                             Lucknow, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             694 Goderich Street
                                                             Port Elgin, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             21 Elgin Street
                                                             St. Thomas, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             815 Pine Street South
                                                             Timmins, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             51 Riverside Drive
                                                             Kapuskasing, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             976 Erie Street
                                                             Stratford, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             573 Berford Street
                                                             Wiarton, Ontario
------------------------------------------------------------ ---------------------------------------------------------
                                                             13343  20 Avenue Box 1019
                                                             Blairmore, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             136 Second Avenue
                                                             Strathmore, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             402 West Third Street
                                                             Revelstoke, B.C.
------------------------------------------------------------ ---------------------------------------------------------
                                                             404 West Third Street
                                                             Revelstoke, B.C.
------------------------------------------------------------ ---------------------------------------------------------
                                                             406 West Third Street
                                                             Revelstoke, B.C.
------------------------------------------------------------ ---------------------------------------------------------
                                                             2129  20 Street
                                                             Nanton, Alberta
------------------------------------------------------------ ---------------------------------------------------------
                                                             503  13 St.
                                                             Invermere, B.C.
------------------------------------------------------------ ---------------------------------------------------------
                                                             618 Center St. South
                                                             High River, Alberta
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
                           NAME                                                      ADDRESS
------------------------------------------------------------ ---------------------------------------------------------
                                                             211 Centre Street
                                                             Vulcan, Alberta
------------------------------------------------------------ ---------------------------------------------------------
Sun Media (Toronto) Corporation                              Nil
------------------------------------------------------------ ---------------------------------------------------------
SMC Nomineeco Inc.                                           333 King Street East
                                                             Toronto, Ontario
------------------------------------------------------------ ---------------------------------------------------------
3661458 Canada Inc.                                          Nil
------------------------------------------------------------ ---------------------------------------------------------
Toronto Sun International, Inc.                              Nil
------------------------------------------------------------ ---------------------------------------------------------
Florida Sun Publications, Inc.                               Nil
------------------------------------------------------------ ---------------------------------------------------------
T.S. Printing, Inc.                                          717  1st Street East
                                                             Bradenton, Florida
------------------------------------------------------------ ---------------------------------------------------------
                                                             118-6th Avenue East
                                                             Bradenton, Florida
------------------------------------------------------------ ---------------------------------------------------------
                                                             3755 South Tuttle Avenue
                                                             Sarasota, Florida
------------------------------------------------------------ ---------------------------------------------------------
                                                             1010 U.S. Highway 27 North
                                                             Sebring, Florida
------------------------------------------------------------ ---------------------------------------------------------
                                                             108 Church Street
                                                             Kissimmee, Florida
------------------------------------------------------------ ---------------------------------------------------------
                                                             116-6th Avenue East
                                                             Bradenton, Florida
------------------------------------------------------------ ---------------------------------------------------------
3351611 Canada Inc.                                          Nil
------------------------------------------------------------ ---------------------------------------------------------

                                SCHEDULE 7.01(k)

                                LEASED PROPERTIES

-------------------- -------------------------------------------------------------------------------------------------
                                                              ADDRESS
-------------------- -------------------------------------------------------------------------------------------------
        1.           #250, 4990  92 Avenue, Edmonton Alberta
-------------------- -------------------------------------------------------------------------------------------------

                                SCHEDULE 7.01(o)

                               MINORITY INTERESTS

In addition to the shares held by the Borrower in certain Guarantors, the Borrower also holds shares or other interests in the following Persons:

------------------------------------------------------------------------ --------------------------------------------
                                 NAME                                                  PERCENTAGE HELD
------------------------------------------------------------------------ --------------------------------------------
Le Courrier du Sud (1998) Inc.                                                             50.01%
------------------------------------------------------------------------ --------------------------------------------
Dynamic Press Group Partnership                                                              50%
------------------------------------------------------------------------ --------------------------------------------

                                SCHEDULE 7.01(r)

                                  PENSION PLANS

-        Sun Media Employees Pension Plan

-        Retirement Plan for Employees of London Free Press

-        Bowes Publishers Limited Pension Plan

- Pension Plan for Eligible Employees of the Stratford Beacon Herald, a Division of Bowes Publishers Limited

-        Supplemental Retirement Arrangements for Nine (9) Senior Executives

-        Other Related Plans - Non Pension

-        Targeted Registered Retirement Savings Plan (TRRIP)

-        Florida Sun Employees 401(K)

       PENSION PLANS OF EMPLOYEES OF DIVISIONS OF QUEBECOR MEDIA INC.

These plans cover all of the employees of all divisions of Quebecor Media Inc.:

- Pension plan for the employees of Quebecor Inc. and its subsidiaries (unionized employees)

- Pension plan for the employees of Quebecor Inc. and its subsidiaries which are not subject to a collective bargaining agreement

These plans cover exclusively the employees of Journal de Montreal:

- Pension plan for the employees who are members of the Syndicat des Travailleurs de l'Information du Journal de Montreal

- Supplementary retirement plan for the preparation and shipping employees of Journal de Montreal (a division of Communications Quebecor Inc.) who are unionized

- Supplementary retirement plan for the unionized employees providing press services for the printing of Journal de Montreal, a division of Communications Quebecor Inc.

                                SCHEDULE 7.01(s)

                               MATERIAL AGREEMENTS

- Newsprint Purchase Agreement dated January 1, 2000 between Produits Forestiers Donohue Inc., Sun Media Corporation and Imprimerie Quebecor Inc.

- Purchase of Computer-to-Plate Equipment agreement between Agfa and Sun Media Corporation [NOT EXECUTED]

- Purchase of Colour Units agreement dated October 10, 2002 between le Journal de Montreal, a division of Sun Media Corporation, and Printing Press Services International Ltd.

                                SCHEDULE 7.01(y)

                               CORPORATE STRUCTURE

(i)      Shareholders of the Borrower

         Please see attached.

(ii) Unanimous Shareholders or Other Agreements Relating to Shares Owned by Such Shareholders

         Nil.

[QUEBECOR MEDIA INC. CHART]